                                                                Exhibit (c)(10)

                           MORTON'S RESTAURANT GROUP

                     PRESENTATION TO THE BOARD OF DIRECTORS

                                  MAY 10, 2001

                                   GREENHILL

TABLE OF CONTENTS

Section 1  Greenhill Capabilities

Section 2  Current Environment

Section 3  Standalone Value Analysis

Section 4  Strategic Alternatives

Section 5  Strategic Alternative Valuation Metrics

Appendix

       -----------------------------------------------------------------
                       SECTION 1: GREENHILL CAPABILITIES
       -----------------------------------------------------------------

GREENHILL IS A PREMIER GLOBAL MERCHANT BANKING FIRM IN THE CLASSIC TRADITION

       MISSION           -   Greenhill is an independent global merchant bank owned
                             entirely by its partners, focused on providing high-level
                             financial advice and investing capital on behalf of
                             ourselves and our partners

       CORE PRINCIPLES   -   Building long-term client relationships

                         -   Offering intense, senior-level attention to each and every client of the firm

                         -   Pursuing opportunities where we can add value

                         -   Ensuring independence and client focus through partner
                             ownership of firm

       CAPABILITIES      -   Premier provider of restructuring and mergers and
                             acquisition advice to corporate clients in the U.S. and
                             abroad

                         -   Ten partners and one senior advisor possess a combined
                             225 years of advisory and private investing experience

                         - 50 total professionals with experience from premier investment banks

                         -   Industry expertise in telecommunications, technology,
                             food & beverage, financial services, basic industry and
                             real estate

                         -   Global capabilities through offices in New York, London and
                             Frankfurt

                         -   Integrated advisory, private equity and restructuring
                             business enables us to broadly serve clients seeking to
                             explore strategic alternatives

GREENHILL OFFERS INTEGRATED BUSINESS LINES WITH STRONG PRODUCTS

                               [Graphic Omitted]

[The following information was depicted as an organizational chart in the printed materials.]


                                   GREENHILL

STRATEGIC ADVISORY
------------------

-   Mergers & Acquisitions

-   Corporate Finance

-   Generalist industry focus, but selected expertise in:

    -   Telecom & Media

    -   Technology

    -   Food, Beverage & Consumer

    -   Financial Services

    -   Real Estate

    -   Cross-Border


PRIVATE CAPITAL MANAGEMENT
--------------------------

-   Greenhill Capital Partners ($425 MM)

    -   Growth equity fund targeting investments in large addressable markets

    -   $80 MM committed by Greenhill

-   Barrow Street

    -   Real estate fund targeting investments in medium-sized assets

    -   $20 MM committed by Greenhill


RESTRUCTURING ADVISORY
----------------------

-   Debtor

-   Creditor

-   Broad based expertise in:

    -   Recapitalizations

    -   Bankruptcy

    -   Workouts

GREENHILL HAS DEVELOPED A GLOBAL PRESENCE THAT ENABLES IT TO OFFER SERVICES OUTSIDE OF ITS HOME MARKETS

                               [Graphic Omitted]


[The printed materials showed a flat map of the world with stars identifying the cities of New York, London and Frankfurt. The following transactions were noted from left to right on the map:

     -   Mexico: ING Groep/Seguros Comercial America;

     -   Ireland: debis AirFinance/AerFi Group;

     -   Switzerland: Nestle/Ralston Purina;

     -   Italy: Wang Laboratories/Olsy SpA;

     -   China: Pacific Century Cyberworks/Hong Kong Telecom; and

     -   Australia: Cable & Wireless Optus Ltd.]

GREENHILL'S PARTNERS ARE SOME OF THE MOST EXPERIENCED AND TALENTED PROFESSIONALS IN THE INDUSTRY

           NEW YORK                                          LONDON                                    FRANKFURT
-----------------------------------------  -----------------------------------------  -----------------------------------------
ROBERT F. GREENHILL, CHAIRMAN              SIMON BORROWS, MANAGING DIRECTOR           COLIN ROY, MANAGING DIRECTOR
-    Former Chairman & CEO of Smith        -    Former Head of Barings Brothers'      -    Former Co-Head of Investment Banking
     Barney and President of Morgan             Corporate Finance Department               for Merrill Lynch in Germany
     Stanley
SCOTT L. BOK, MANAGING DIRECTOR            JAMES R. C. LUPTON, MANAGING DIRECTOR
-    Former Managing Director of Morgan    -    Former Deputy Chairman of Barings
     Stanley's M&A and Restructuring            Brothers
     Dept.
TIMOTHY M. GEORGE, MANAGING DIRECTOR       LORD JAMES BLYTH, SENIOR ADVISOR
-    Founder of Morgan Stanley's Food,     -    Former Chairman of Boots plc and
     Beverage and Consumer Products Group       current Chairman of Diageo plc
MICHAEL A. KRAMER, MANAGING DIRECTOR
-    Former Co-Head of Houlihan Lokey's
     Restructuring and Corp. Finance
     Practices
PETER C. KRAUSE, CHAIRMAN BARROW STREET
-    Founder of Morgan Stanley's Lodging
     and Leisure Group
ROBERT H. NIEHAUS, CHAIRMAN GCP
-    Former Vice Chairman of Morgan
     Stanley Leveraged Equity Fund II
JEFFREY P. WILLIAMS, MANAGING DIRECTOR
-    Former Head of Morgan Stanley's
     Telecommunications and Media Group

SELECTED GREENHILL ADVISORY ASSIGNMENTS

 DATE     COMPANY/ASSET ACQUIRED       ACQUIROR        TRANSACTION VALUE              DESCRIPTION
-------   ----------------------  -------------------  -----------------    -------------------------------
 4/19/01  * GKN Industrial        BRAMBLES INDUSTRIES  $10.00 billion       Advised Brambles of Australia
            Services              LTD.                                      on a merger discussion with GKN
                                                                            concerning GKN's Industrial
                                                                            Services businesses

 3/25/01  * CABLE & WIRELESS      Singapore            $9.90 billion        Advised Cable & Wireless
            OPTUS LTD.            Telecommunications                        ("C&W") on the sale of Cable &
                                  Ltd.                                      Wireless Optus Ltd. (52% owned
                                                                            by C&W), Australia's number two
                                                                            mobile phone company

 1/16/01  * Ralston Purina Co.    NESTLE S.A.          $11.90 billion       Advised Nestle on the agreed
                                                                            cash offer for the US pet-food
                                                                            company Ralston Purina. The
                                                                            acquisition makes Nestle one of
                                                                            the world's largest pet-food
                                                                            companies

12/20/00  * The Seagram           DIAGEO PLC and       $8.15 billion        Advised Diageo on its joint
            Company's spirit      Pernod Ricard                             agreed bid with Pernod Ricard
            and wine operations                                             for Seagram's spirits and wine
                                                                            business

 7/17/00  * THE PILLSBURY         General Mills, Inc.  $10.50 billion       Advised Diageo on the sale of
            COMPANY                                                         The Pillsbury Company for $5.1
            (SUBSIDIARY OF                                                  billion in assumed debt and
            DIAGEO PLC)                                                     $5.4 billion in stock to
                                                                            General Mills

 2/29/00  HONG KONG TELECOM       Pacific Century      $38.10 billion       Advised Cable and Wireless plc
          (54% CONTROLLED         Cyberworks                                on the sale of Hong Kong
          SUBSIDIARY OF CABLE                                               Telecom (54% owned subsidiary
          AND WIRELESS plc)                                                 of C&W) to PCCW in non-Japan
                                                                            Asia's largest Ever transaction

10/4/99   AMFM, INC.              Clear Channel        $23.50 billion       Advised AMFM on the sale of the
                                  Communications,                           company to Clear Channel
                                  Inc.                                      Communications Inc. to
                                                                            form the largest U.S. radio
                                                                            company

 8/6/99   ONE2ONE (CABLE          Deutsche Telekom AG  $12.80 billion       Strategic advice to C&W in
          AND WIRELESS                                                      connection with the sale of
          plc)                                                              One2One, a UK mobile phone
                                                                            operator, 50% owned by C&W and
                                                                            50% owned by Media One

 7/26/99  Cable & Wireless        CABLE AND WIRELESS   $23.34 billion       Advised Cable and Wireless plc
          Communications          PLC                                       on the reorganization of Cable
                                                                            & Wireless Communications
                                                                            ("CWC"), including the sale of
                                                                            CWC's consumer telephony
                                                                            business to NTL and the
                                                                            acquisition of C&W's
                                                                            outstanding interest in CWC's
                                                                            business telephony and data
                                                                            operations

 1/26/98  Digital Equipment       COMPAQ COMPUTER      $9.60 billion        Advised Compaq in the purchase,
          Corporation             CORPORATION                               for cash and stock, of Digital
                                                                            Equipment. The acquisition is
                                                                            the largest technology
                                                                            transaction to date and creates
                                                                            the second largest enterprise
                                                                            computing company in the world

*   Denotes pending transaction

GREENHILL HAS ADVISED ON A VARIETY OF COMPLEX CONSUMER PRODUCTS TRANSACTIONS

 DATE     COMPANY/ASSET ACQUIRED       ACQUIROR        TRANSACTION VALUE              DESCRIPTION
-------   ----------------------  -------------------  -----------------    -------------------------------
 2/5/01   * THE PILLSBURY         International        $305 million         Advising Pillsbury (Diageo)/
            COMPANY'S DESSERTS    Multifoods                                General Mills on the
            & BAKING MIXES                                                  divestiture of Pillsbury's
            (FORMERLY A SUBSIDIARY                                          Desserts & Baking Mixes as a
            OF DIAGEO)                                                      result of the sale of Pillsbury
                                                                            to General Mills in July 2000

 1/16/01  * Ralston Purina Co.    NESTLE S.A.          $11.90 billion       Advised Nestle on the cash
                                                                            offer for the US pet-food
                                                                            company Ralston Purina. The
                                                                            acquisition makes Nestle one of
                                                                            the world's largest pet-food
                                                                            companies

12/20/00  * The Seagram           DIAGEO PLC and       $8.15 billion        Advised Diageo on its joint
            Company's spirit      Pernod Ricard                             agreed bid with Pernod Ricard
            and wine operations                                             for Seagram's spirits and wine
                                                                            business

 7/17/00  * THE PILLSBURY         General Mills, Inc.  $10.50 billion       Advised Diageo on the sale of
            COMPANY (SUBSIDIARY                                             Pillsbury for $5.1 billion in
            OF DIAGEO PLC)                                                  assumed debt and $5.4 billion
                                                                            in stock to General Mills

 8/19/99  THE PILLSBURY COMPANY   Ice Cream Partners   NA                   Advised Pillsbury in the
          (HAAGEN-DAZS USA) /     USA                                       formation of its joint venture
          NESTLE USA (ICE                                                   with Nestle USA, involving
          CREAM BUSINESS)                                                   Haagen-Dazs USA and Nestle's US
                                                                            ice cream business

 5/4/99   Hazelwood Farms          THE PILLSBURY       NA                   Advised Pillsbury on the
          Bakeries                 COMPANY SUBSIDIARY                       acquisition of Hazelwood Farms
                                   OF DIAGEO PLC                            Bakeries, one of the
                                                                            (subsidiary of Diageo plc)
                                                                            country's largest manufacturers
                                                                            of frozen and pre-baked bread
                                                                            products

 1/29/99  THE PILLSBURY            B&G Foods, Inc.     $192 million         Advised Pillsbury in the cash
          COMPANY (SUBSIDIARY                                               sale of six non-strategic
          OF DIAGEO PLC)                                                    brands

 1/16/98  Borden Foods             NESTLE S.A.         NA                   Advised Nestle in its
          International                                                     acquisition of Borden Foods
                                                                            International's businesses,
                                                                            which had sales of more than
                                                                            $400 million

 7/22/97  B.A.T. Industries plc    CIGARERRA LA        $1.70 billion        Advised Empresas La Moderna in
                                   MODERNA                                  the sale of the largest Mexican
                                                                            cigarette producer for a
                                                                            combination of cash and
                                                                            redeemable notes to B.A.T.
                                                                            Industries

    - In particular, Greenhill has advised on three of the six largest food and beverage industry transactions in the past twelve months

*   Denotes pending transaction

GREENHILL'S STRATEGIC ADVISORY BUSINESS IS BUILT ON EXPERT ADVICE AND RELATIONSHIPS

[DIAGEO      -   2/5/01--Sale of Pillsbury Desserts & Baking Mixes to International
 LOGO]           Multifoods for $305 MM

             -   12/20/00--Joint acquisition of Seagram Spirits & Wine Business from
                 Vivendi Universal for $8.2 BN

             -   7/17/00--Sale of The Pillsbury Company to General Mills for $10.5 BN

             -   8/19/99--Formation of North American Ice Cream Joint Venture with Nestle

             -   5/4/99--Acquisition of Hazelwood Farms Bakeries

             -   1/29/99--Sale of Heritage Brands to B&G Foods for $192 MM


[CABLE &     -   Pending--Sale of Cable & Wireless Optus Ltd.
WIRELESS
LOGO]        -   2/29/00--Sale of Hong Kong Telecom to Pacific Century Cyberworks for $38.1 BN

             -   8/6/99--Sale of One2One to Deutsche Telekom for $12.8 BN

             -   7/26/99--Reorganization of Cable & Wireless Communications for $23.3 BN

             -   7/16/98--Acquisition of MCI Internet Business for $1.5 BN


[COMPAQ      -   1/4/00--Acquisition of selected assets of Inacom for $370 MM
 LOGO]
             -   8/18/99--Divestiture of Embedded & Real Time businesses

             -   6/29/99--Sale of Altavista Company to CMGI for $3.0 BN

             -   2/16/99--Acquisition of Zip2 Corporation

             -   1/11/99--Acquisition of Shopping.com for $250 MM

             -   11/30/98--Acquisition of Digital Financial Services from GE Capital

             -   1/26/98--Acquisition of Digital Equipment Corp. for $9.6 BN

             -   6/23/97--Acquisition of Tandem Computers for $4.4 BN

             -   4/10/97--Acquisition of Microcom for $320 MM


[HICKS       -   10/4/99--Sale of AMFM to Clear Channel for $23.5 BN
 MUSE
 LOGO]       -   6/1/99--Sale of Chancellor Outdoor Advertising to Lamar Advertising for $1.6 BN

             -   10/22/97--Formation of Joint Venture with National Broadcasting Company

             -   10/22/97--Acquisition of LIN Television for $1.9 BN

             -   2/18/97--Acquisition of selected assets of Viacom by Chancellor
                 Broadcasting for $1.1 BN

             -   2/18/97--Sale of Chancellor Broadcasting to Evergreen Media for $1.8 BN

             -   8/8/96--Investment in Seguros Commercial America of $153 MM

GREENHILL COMPLETE TRANSACTION LIST

        DATE                           ACQUIROR                          COMPANY / ASSET ACQUIRED                SIZE ($MM)
---------------------        -----------------------------             -----------------------------             -----------
      4/19/2001              BRAMBLES INDUSTRIES LTD.        [flag]    GKN Industrial Services         [flag]      $10,000

----------------------------------------------------------------------------------------------------------------------------
      4/17/2001          *   UnitedHealth Group              [flag]    RETIRED PERSONS SERVICES,       [flag]           NA
                                                                       INC.
----------------------------------------------------------------------------------------------------------------------------
      4/2/2001           *   Metrocall                       [flag]    WEBLINK WIRELESS                [flag]           NA

----------------------------------------------------------------------------------------------------------------------------
      4/2/2001           *   ELECTRONIC DATA SYSTEMS CORP.   [flag]    Systematics AG                  [flag]      $   570

----------------------------------------------------------------------------------------------------------------------------
      3/25/2001          *   Singapore Telecommunications    [flag]    CABLE & WIRELESS OPTUS LTD.     [flag]      $ 9,900
                             Ltd.
----------------------------------------------------------------------------------------------------------------------------
      2/5/2001           *   International Multifoods        [flag]    PILLSBURY'S DESSERTS & BAKING   [flag]      $   305
                                                                       MIXES
----------------------------------------------------------------------------------------------------------------------------
      1/15/2001          *   NESTLE S.A.                     [flag]    Ralston Purina Co.              [flag]      $11,800
----------------------------------------------------------------------------------------------------------------------------
     12/20/2000          *   DIAGEO PLC and Pernod Ricard    [flags]   Seagram's spirit and wine       [flag]      $ 8,150
                                                                       operations
----------------------------------------------------------------------------------------------------------------------------
     12/18/2000              Macfarlane Group plc            [flag]    BRITISH POLYTHENE INDUSTRIES    [flag]      $   288
                                                                       PLC
----------------------------------------------------------------------------------------------------------------------------
     10/27/2000              TRINITY MIRROR PLC              [flag]    Southnews plc                   [flag]      $   408
----------------------------------------------------------------------------------------------------------------------------
      9/22/2000              Debis AirFinance (subsidiary    [flag]    AERFI PLC                       [flag]      $   750
                             of DaimlerChrysler AG)
----------------------------------------------------------------------------------------------------------------------------
      9/18/2000              DRESDNER BANK AG                [flag]    Wasserstein Perella Group,      [flag]      $ 1,560
                                                                       Inc.
----------------------------------------------------------------------------------------------------------------------------
      7/17/2000          *   General Mills, Inc.             [flag]    THE PILLSBURY COMPANY           [flag]      $10,500
                                                                       (SUBSIDIARY OF DIAGEO PLC)
----------------------------------------------------------------------------------------------------------------------------
      7/17/2000              Olympus Real Estate             [flag]    RADISSON GROUP, INC. (A         [flag]      $   750
                                                                       SUBSIDIARY OF CARLSON
                                                                       COMPANIES, INC.)


        DATE                                  DESCRIPTION
-----------------      ----------------------------------------------------------
      4/19/2001        Advised Brambles of Australia on merger discussion with
                       GKN concerning GKN's Industrial Services businesses
---------------------------------------------------------------------------------
      4/17/2001        Advised RPS in the negotiation and transfer of its
                       exclusive pharmacy services relationship with the AARP to
                       UnitedHealth Group, including the sale of substantially
                       all of RPS's operating assets to United.
---------------------------------------------------------------------------------
      4/2/2001         Advised Weblink Wireless on its restructuring alternatives including its merger with Metrocall. The merger will
                       create the number two paging company in the US
---------------------------------------------------------------------------------
      4/2/2001         Advised EDS on its purchase of Systematics for a
                       combination of cash and stock. The acquisition represents
                       EDS' largest European acquisition to date.
---------------------------------------------------------------------------------
      3/25/2001        Advised Cable & Wireless on the sale of Cable & Wireless
                       Optus Ltd. (52% owned by Cable & Wireless), Australia's
                       number two mobile phone company
---------------------------------------------------------------------------------
      2/5/2001         Advised the Pillsbury Company on the divestiture of its
                       Desserts & Baking mix business to gain FTC approval for
                       the General Mills acquisition
---------------------------------------------------------------------------------
      1/15/2001        Advised Nestle on the agreed cash offer for the US
                       pet-food company Ralston Purina. The Acquisition would
                       make Nestle one of the world's largest pet-food companies
---------------------------------------------------------------------------------
     12/20/2000        Advised Diageo on its joint agreed bid with Pernod Ricard
                       for Seagram's spirits and wine business
---------------------------------------------------------------------------------
     12/18/2000        Advised British Polythene Industries on its successful
                       defense against the hostile cash offer by Macfarlane --
                       including an innovative return of capital to shareholders
                       by way of tender offer
---------------------------------------------------------------------------------
     10/27/2000        Advised Trinity Mirror on its offer for leading UK
                       regional newspaper publisher Southnews
---------------------------------------------------------------------------------
      9/22/2000        Advised Aerfi plc on the sale of the company to AirFrance, part of Daimler Chrysler's Debis Services unit, for $750
                       million in cash
---------------------------------------------------------------------------------
      9/18/2000        Advised Dresdner Bank AG on the purchase of the investment banking operations of Wasserstein Perella Group, Inc., a
                       U.S. based investment banking and private equity firm for
                       $1.37 billion in stock and a retention pool of $190
                       million payable over 3 years
---------------------------------------------------------------------------------
      7/17/2000        Advised Diageo plc on the sale of The Pillsbury Company
                       for $5.1 billion in assumed debt and $5.4 billion in stock to General Mills, Inc
---------------------------------------------------------------------------------
      7/17/2000        Advised Carlson Companies Inc., the owner of the Radisson
                       Hotels brand, on the formation of a $750 million Radisson
                       Hotel acquisition fund, Radisson-Olympus Capital Partners
                       LLC, and the equity capital commitment made by Olympus
                       Real Estate

*  Denotes pending transaction

GREENHILL COMPLETE TRANSACTION LIST

        DATE                           ACQUIROR                          COMPANY / ASSET ACQUIRED                SIZE ($MM)
---------------------        -----------------------------             -----------------------------             -----------
      5/3/2000               Meta4 N.V.                      [flag]    CYBORG SYSTEMS LIMITED          [flag]      $    34

----------------------------------------------------------------------------------------------------------------------------
      4/19/2000              American International Group,   [flag]    GENERAL ATLANTIC PARTNERS,      [flag]           NA
                             Inc.                                      LLC

----------------------------------------------------------------------------------------------------------------------------
      3/31/2000              Pearson plc                     [flag]    DORLING KINDERSLEY              [flag]      $   498

----------------------------------------------------------------------------------------------------------------------------
      3/17/2000              Independent News & Media plc    [flag]    BELFAST TELEGRAPH (SUBSIDIARY   [flag]      $   480
                                                                       OF TRINITY MIRROR PLC)
----------------------------------------------------------------------------------------------------------------------------
      2/29/2000              Pacific Century Cyberworks      [flag]    CABLE & WIRELESS HKT LTD (54%   [flag]      $ 38,072
                             Ltd.                                      OWNED BY CABLE & WIRELESS
                                                                       PLC)
----------------------------------------------------------------------------------------------------------------------------
      2/24/2000              OPUS360 CORPORATION             [flag]    PeopleMover, Inc.               [flag]            NA

----------------------------------------------------------------------------------------------------------------------------
      2/17/2000              International Paper Company     [flag]    SHOREWOOD PACKAGING             [flag]      $    866
                                                                       CORPORATION
----------------------------------------------------------------------------------------------------------------------------
      2/15/2000              ING Groep N.V.                  [flag]    SEGUROS COMERCIAL AMERICA,      [flag]      $    555
                                                                       S.A. DE C.V.
----------------------------------------------------------------------------------------------------------------------------
      2/15/2000              Pearson plc, United News &      [flag]    CHANNEL 5 TELEVISION GROUP      [flag]      $    277
                             Media plc                                 LIMITED (STAKE OWNED BY
                                                                       WARBURG, PINCUS VENTURES)
----------------------------------------------------------------------------------------------------------------------------
      2/10/2000              CMGI, INC.                      [flag]    uBid, Inc.                      [flag]      $    407

----------------------------------------------------------------------------------------------------------------------------
      1/20/2000              OPUS360 CORPORATION             [flag]    Ithority Corporation            [flag]            NA

----------------------------------------------------------------------------------------------------------------------------
      1/10/2000              TEXTRON INC.                    [flag]    Safeguard Scientifics Inc.      [flag]      $    100


        DATE                                  DESCRIPTION
---------------------  ----------------------------------------------------------
      5/3/2000         Advised web-based knowledge management software company
                       Meta4 N.V. on its acquisition of Cyborg Systems Limited, a
                       U.K. HR and payroll services company
---------------------------------------------------------------------------------
      4/19/2000        Advised General Atlantic Partners, a venture capital firm, on AIG's $1 billion capital commitment to General Atlantic over five years, as well as AIG's 5% acquisition of
                       General Atlantic's general partner
---------------------------------------------------------------------------------
      3/31/2000        Advised Dorling Kindersley, a leading and innovative book
                       publisher, on the sale of the company to Pearson in an all cash transaction
---------------------------------------------------------------------------------
      3/17/2000        Advised Trinity Mirror plc on its disposal of Belfast
                       Telegraph Newspapers Limited, the leading publisher of
                       newspapers in Northern Ireland
---------------------------------------------------------------------------------
      2/29/2000        Advised Cable & Wireless plc on the sale of Cable &
                       Wireless HKT (a 54%-owned subsidiary of Cable & Wireless)
                       in non-Japan Asia's largest ever transaction
---------------------------------------------------------------------------------
      2/24/2000        Advised Opus360 on the stock-for-stock acquisition of
                       PeopleMover, a developer of Internet software solutions
                       for project-based labor supply chain management
---------------------------------------------------------------------------------
      2/17/2000        Advised Shorewood on its successful hostile takeover
                       defense from Chesapeake Corp., achieving a $21.00 friendly cash offer from an original $17.25 hostile bid
---------------------------------------------------------------------------------
      2/15/2000        Advised Savia S.A. de C.V. on the sale of a minority stake in Seguros Comercial America, the largest Mexican
                       insurance company, to ING Groep
---------------------------------------------------------------------------------
      2/15/2000        Advised Warburg, Pincus Ventures on realization of 18%
                       stake in Channel 5 Television Group Limited, one of only 5
                       UK "free to air" television broadcasting channels
---------------------------------------------------------------------------------
      2/10/2000        Advised CMGI on the acquisition of uBid, a leader in
                       Internet business-to-consumer auctions, in a stock for
                       stock transaction
---------------------------------------------------------------------------------
      1/20/2000        Advised Opus360 on the cash and stock acquisition of
                       Ithority, a provider of Internet business-to-business
                       e-market solutions for professional advice
---------------------------------------------------------------------------------
      1/10/2000        Advised Textron on its $100 million strategic investment
                       in Safeguard, enabling Textron to implement its e-commerce initiatives by accessing Safeguard's network of
                       Internet-related technology

GREENHILL COMPLETE TRANSACTION LIST

        DATE                           ACQUIROR                          COMPANY / ASSET ACQUIRED                SIZE ($MM)
---------------------        -----------------------------             -----------------------------             -----------
      1/10/2000              OPUS360 CORPORATION             [flag]    IndustryInsight.com             [flag]           NA
                                                                       (BrainStorm Interactive,
                                                                       Inc.)
----------------------------------------------------------------------------------------------------------------------------
      1/4/2000               COMPAQ COMPUTER CORPORATION     [flag]    Inacom Corp. (Selected          [flag]      $   370
                                                                       Assets)
----------------------------------------------------------------------------------------------------------------------------
     12/20/1999              The Interpublic Group of        [flag]    NFO WORLDWIDE, INC.             [flag]      $   804
                             Companies, Inc.
----------------------------------------------------------------------------------------------------------------------------
      12/2/1999              U.S. DEPARTMENT OF JUSTICE--    [flag]    Microsoft Corp.                 [flag]           NA
                             ANTITRUST DIV.
----------------------------------------------------------------------------------------------------------------------------
     11/11/1999              AERFI GROUP PLC                 [flag]    Indigo Aviation AB              [flag]      $   732
----------------------------------------------------------------------------------------------------------------------------
     10/29/1999              AMERICAN WATER WORKS COMPANY,   [flag]    SJW Corp.                       [flag]      $   480
                             INC.
----------------------------------------------------------------------------------------------------------------------------
      10/4/1999              Clear Channel Communications,   [flag]    AMFM INC.                       [flag]      $23,500
                             Inc.
----------------------------------------------------------------------------------------------------------------------------
      9/8/1999               Tapis Saint-Maclou S.C.A.       [flag]    ALLIED CARPETS GROUP PLC        [flag]      $   128
----------------------------------------------------------------------------------------------------------------------------
      8/19/1999              Ice Cream Partners USA          [flag]    PILLSBURY (HAAGEN-DAZS USA) /   [flag]           NA
                                                                       NESTLE USA (ICE CREAM
                                                                       BUSINESS)
----------------------------------------------------------------------------------------------------------------------------
      8/18/1999              SMART Modular Technologies,     [flag]    COMPAQ COMPUTER CORPORATION     [flag]           NA
                             Inc.
----------------------------------------------------------------------------------------------------------------------------
      7/30/1999              TRINITY PLC                     [flag]    Mirror Group Plc                [flag]      $ 2,511

        DATE                                  DESCRIPTION
---------------------  ----------------------------------------------------------
      1/10/2000        Advised Opus360 on the cash acquisition of all the assets
                       of IndustryInsight.com, a vertical portal that provides
                       personalized networking services and development content
                       for young professionals
---------------------------------------------------------------------------------
      1/4/2000         Advised Compaq on the acquisition of certain assets
                       related to Inacom's product distribution business
---------------------------------------------------------------------------------
     12/20/1999        Advised NFO Worldwide, a leading provider of research
                       based marketing information, on the sale of the company to
                       Interpublic in a stock for stock transaction
---------------------------------------------------------------------------------
      12/2/1999        Retained by the U.S. Justice Department to advise it on
                       the financial implications of the full range of potential
                       remedies in the Microsoft antitrust case (U.S. v.
                       Microsoft)
---------------------------------------------------------------------------------
     11/11/1999        Advised AerFi Group on its acquisition of Indigo Aviation.
                       The transaction involved a negotiated purchase of 72% of
                       Indigo for shares of AerFi followed by a cash tender offer for the remaining 28% of the outstanding Indigo shares
---------------------------------------------------------------------------------
     10/29/1999        Advised American Water Works Company, Inc. on the all cash acquisition of SJW Corp., a regulated California water
                       utility that also participates in non-regulated businesses including real estate development
---------------------------------------------------------------------------------
      10/4/1999        Advised AMFM Inc. on the sale of the company to Clear
                       Channel Communications, Inc. to form the largest U.S.
                       radio company
---------------------------------------------------------------------------------
      9/8/1999         Advised Allied Carpets Group plc, the UK's second-largest
                       carpet retailer, on the sale of the company to Tapis
                       Saint-Maclou S.C.A., a Franco-Belgian carpet retailer
---------------------------------------------------------------------------------
      8/19/1999        Advised The Pillsbury Company in the formation of its
                       joint venture with Nestle USA, involving Haagen-Dazs USA
                       and Nestle's U.S. ice cream business
---------------------------------------------------------------------------------
      8/18/1999        Advised Compaq in the divestiture of its non-strategic
                       Embedded and Real-time product line and business
---------------------------------------------------------------------------------
      7/30/1999        Advised Trinity plc on its merger with Mirror Group PLC to form Trinity Mirror plc, the UK's largest newspaper
                       publishing group by weekly circulation

GREENHILL COMPLETE TRANSACTION LIST

        DATE                           ACQUIROR                          COMPANY / ASSET ACQUIRED                SIZE ($MM)
---------------------        -----------------------------             -----------------------------             -----------
      7/26/1999              CABLE & WIRELESS                [flag]    Cable & Wireless                [flag]      $23,336
                                                                       Communications
----------------------------------------------------------------------------------------------------------------------------
      6/29/1999              CMGI Inc.                       [flag]    ALTAVISTA COMPANY               [flag]      $ 2,949
----------------------------------------------------------------------------------------------------------------------------
      6/16/1999              Starwood Financial Trust        [flag]    TRINET CORPORATE REALTY         [flag]      $ 2,485
                                                                       TRUST, INC.
----------------------------------------------------------------------------------------------------------------------------
      6/1/1999               Lamar Advertising Co.           [flag]    CHANCELLOR MEDIA CORP           [flag]      $ 1,595
                                                                       (OUTDOOR ADVERTISING
                                                                       DIVISION)
----------------------------------------------------------------------------------------------------------------------------
      6/1/1999               YORKSHIRE WATER PLC             [flag]    Aquarion Company                [flag]      $   601
----------------------------------------------------------------------------------------------------------------------------
      5/10/1999              INTERNATIONAL SPEEDWAY          [flag]    Penske Motorsports Inc.         [flag]      $   670
                             CORPORATION
----------------------------------------------------------------------------------------------------------------------------
      5/4/1999               THE PILLSBURY COMPANY           [flags]   Hazelwood Farms Bakeries        [flag]           NA
----------------------------------------------------------------------------------------------------------------------------
      4/29/1999              Shareholders (spin-off)         [flag]    TENNECO INC.                    [flag]           NA
----------------------------------------------------------------------------------------------------------------------------
      4/14/1999              BERKSHIRE CHAIRMAN, GOLDMAN,    [flag]    Berkshire Realty Company,       [flag]      $ 1,317
                             SACHS, AND THE BLACKSTONE                 Inc.
                             GROUP
----------------------------------------------------------------------------------------------------------------------------
      3/12/1999              Prudential Corp. plc            [flag]    M&G GROUP PLC                   [flag]      $ 3,106
----------------------------------------------------------------------------------------------------------------------------
      2/16/1999              COMPAQ COMPUTER CORPORATION     [flag]    Zip2 Corporation                [flag]           NA

        DATE                                  DESCRIPTION
---------------------  ----------------------------------------------------------
      7/26/1999        Advised Cable & Wireless plc ("C&W") on the reorganization of Cable & Wireless Communications ("CWC"), including the
                       sale of CWC's consumer telephony business to NTL and the
                       acquisition of C&W's outstanding interest in CWC's
                       business telephony and data operations
---------------------------------------------------------------------------------
      6/29/1999        Advised Compaq Computer Corporation on the sale of an 83%
                       stake in the AltaVista Company for a combination of CMGI
                       common equity, preferred stock and a note
---------------------------------------------------------------------------------
      6/16/1999        Advised TriNet in a stock for stock merger with Starwood
                       Financial, creating a leading player in the specialty real estate finance area
---------------------------------------------------------------------------------
      6/1/1999         Advised Chancellor Media in the sale of its outdoor
                       advertising unit for a combination of stock and cash.
---------------------------------------------------------------------------------
      6/1/1999         Advised Yorkshire Water in the all-cash purchase of
                       Aquarion Company, a regulated water utility that also
                       participates in non-regulated businesses including surplus land sales, timber processing and contract management of
                       municipal water systems
---------------------------------------------------------------------------------
      5/10/1999        Advised International Speedway in the cash and stock
                       purchase of Penske Motorsports, an owner and operator of
                       four motor speedways in California, Michigan, North
                       Carolina and Pennsylvania and joint owner of a motor
                       speedway in Florida
---------------------------------------------------------------------------------
      5/4/1999         Advised the Pillsbury Company on the acquisition of
                       Hazelwood Farms Bakeries, one of the country's largest
                       manufacturers of frozen and par-baked bread products
---------------------------------------------------------------------------------
      4/29/1999        Advised Tenneco Inc. in the separation of its Specialty
                       Packaging business from its Automotive business through a
                       spin-off
---------------------------------------------------------------------------------
      4/14/1999        Advised investor group led by Berkshire Realty Chairman,
                       Goldman, Sachs and The Blackstone Group on the buyout of
                       Berkshire Realty, a multi-family REIT that owns 82
                       apartment communities located in Florida, Texas and the
                       Mid-Atlantic and Southeastern U.S.
---------------------------------------------------------------------------------
      3/12/1999        Advised M&G Group plc on the sale of the company for cash
                       to Prudential, the United Kingdom's largest life insurer
                       and fund manager
---------------------------------------------------------------------------------
      2/16/1999        Advised Compaq in the acquisition of privately-held Zip2
                       Corporation, one of the leading provider of Internet
                       platform solutions for media companies and local
                       e-commerce merchants

GREENHILL COMPLETE TRANSACTION LIST

        DATE                           ACQUIROR                          COMPANY / ASSET ACQUIRED                SIZE ($MM)
---------------------        -----------------------------             -----------------------------             -----------
      2/8/1999               WARBURG, PINCUS GENERAL         [flags]   Rebus Group plc                 [flag]      $   281
                             ATLANTIC PARTNERS

----------------------------------------------------------------------------------------------------------------------------
      1/29/1999              B&G Foods, Inc.                 [flag]    THE PILLSBURY COMPANY (A        [flags]     $   192
                                                                       SUBSIDIARY OF DIAGEO PLC)
----------------------------------------------------------------------------------------------------------------------------
      1/22/1999              YORKSHIRE WATER PLC             [flag]    York Waterworks plc             [flag]      $    56
----------------------------------------------------------------------------------------------------------------------------
      1/11/1999              COMPAQ COMPUTER CORPORATION     [flag]    Shopping.com                    [flag]      $   250
----------------------------------------------------------------------------------------------------------------------------
     12/14/1998              MISYS PLC                       [flag]    C*ATS Software                  [flag]      $    60
----------------------------------------------------------------------------------------------------------------------------
     11/30/1998              COMPAQ COMPUTER CORPORATION     [flag]    Digital Financial Services      [flag]
                                                                       (GE Capital)                                     NA
----------------------------------------------------------------------------------------------------------------------------
      8/17/1998              Electronic Arts Inc.            [flag]    WESTWOOD STUDIOS(VIACOM INC.    [flag]      $   123
                                                                       AND SPELLING ENTERTAINMENT
                                                                       GROUP)
----------------------------------------------------------------------------------------------------------------------------
      8/17/1998              Waste Recycling Group plc       [flag]    YORKSHIRE WATER--WASTE          [flag]      $   315
                                                                       MANAGEMENT BUSINESS
----------------------------------------------------------------------------------------------------------------------------
      7/16/1998              CABLE & WIRELESS                [flag]    MCI--Internet Business          [flag]      $ 1,462
----------------------------------------------------------------------------------------------------------------------------
      6/8/1998               General Electric Capital        [flag]    GPA GROUP PLC--SELECTED         [flag]           NA
                             Corporation                               AIRCRAFT ASSETS
----------------------------------------------------------------------------------------------------------------------------
      6/8/1998               Texas Pacific Group             [flag]    GPA GROUP PLC (RENAMED AERFI)   [flag]      $   116

        DATE                                  DESCRIPTION
---------------------  ----------------------------------------------------------
      2/8/1999         Advised Warburg, Pincus and General Atlantic Partners in a
                       cash offer for Rebus, an IT applications and services
                       group
---------------------------------------------------------------------------------
      1/29/1999        Advised Pillsbury, a subsidiary of Diageo plc, in the cash sale of six non-strategic brands
---------------------------------------------------------------------------------
      1/22/1999        Advised Yorkshire Water in a friendly, all-cash
                       acquisition of York Waterworks
---------------------------------------------------------------------------------
      1/11/1999        Advised Compaq in a friendly, all-cash tender offer for
                       the outstanding shares of Shopping.com, an online retailer of top brand name consumer products
---------------------------------------------------------------------------------
     12/14/1998        Advised Misys in a friendly all-cash offer for the
                       outstanding share of C*ATS, a provider of specialist risk
                       management products for financial institutions
---------------------------------------------------------------------------------
     11/30/1998        Assisted Compaq Computer Corporation on the friendly all
                       cash acquisition of the majority of the assets and
                       receivables of Digital Financial Services, a unit of GE
                       Capital
---------------------------------------------------------------------------------
      8/17/1998        Advised Viacom and Spelling Entertainment in the cash sale of Westwood Studios, a 100% owned subsidiary of Virgin
                       that develops interactive game Software for console and PC use
---------------------------------------------------------------------------------
      8/17/1998        Advised Yorkshire Water in the merger of its waste
                       management business with Waste Recycling Group plc., for
                       an equity position in the enlarged group
---------------------------------------------------------------------------------
      7/16/1998        Advised Cable & Wireless on its raising of equity through
                       the largest primary placement to date in the London market
---------------------------------------------------------------------------------
      6/8/1998         Assisted Irish aircraft leasing firm, GPA in restructuring
                       GE Capital's option to acquire up to 100% of the Company,
                       which included the sale of nine aircraft to GE Capital for approximately $274 million
---------------------------------------------------------------------------------
      6/8/1998         Concurrently assisted GPA in soliciting Texas Pacific
                       Group to purchase 48.1% of GPA through a combination of a
                       tender offer and primary offering

GREENHILL COMPLETE TRANSACTION LIST

        DATE                           ACQUIROR                          COMPANY / ASSET ACQUIRED                SIZE ($MM)
---------------------        -----------------------------             -----------------------------             -----------
      3/2/1998               WANG LABORATORIES INC.          [flag]    Olsy SpA (Olivetti SpA)         [flag]      $   400
----------------------------------------------------------------------------------------------------------------------------
      2/4/1998               Blackstone Capital Partners     [flag]    THE RITZ-CARLTON, BOSTON        [flag]      $    75
                                                                       (SUMITOMO BANK)
----------------------------------------------------------------------------------------------------------------------------
      1/26/1998              COMPAQ COMPUTER CORPORATION     [flag]    Digital Equipment Corporation   [flag]      $ 9,600
----------------------------------------------------------------------------------------------------------------------------
      1/16/1998              NESTLE SA                       [flag]    Borden Foods International      [flag]           NA
----------------------------------------------------------------------------------------------------------------------------
         NA                  BARROW STREET REAL ESTATE       [flag]    Office building projects in     [flag]           NA
                             FUND                                      San Diego, CA, Parsippany, NJ
                                                                       and Palm Beach, FL. An
                                                                       industrial project in York,
                                                                       PA and a residential project
                                                                       in Middleboro, MA
----------------------------------------------------------------------------------------------------------------------------
     10/22/1997              HICKS, MUSE, TATE & FURST       [flag]    LIN Television Corporation      [flag]      $ 1,900
                             INCORPORATED
----------------------------------------------------------------------------------------------------------------------------
     10/22/1997              National Broadcasting Company   [flag]    NA                              [flag]           NA
                             television joint venture with
                             HICKS, MUSE, TATE & FURST
                             INCORPORATED
----------------------------------------------------------------------------------------------------------------------------
      9/26/1997              Strategic Hotel Capital         [flag]    THE RITZ-CARLTON, LAGUNA        [flag]      $   225
                                                                       NIGUEL (PRUDENTIAL INSURANCE
                                                                       COMPANY)
----------------------------------------------------------------------------------------------------------------------------
      8/28/1997              ING GROEP N.V.                  [flag]    Furman Selz Holdings LLC        [flag]      $   600
----------------------------------------------------------------------------------------------------------------------------
      7/22/1997              B.A.T. Industries Plc           [flag]    CIGARRERA LA MODERNA            [flag]      $ 1,700

        DATE                                  DESCRIPTION
---------------------  ----------------------------------------------------------
      3/2/1998         Advised Wang in its acquisition of Olsy, the systems and
                       solutions division of Olivetti SpA, for a combination of
                       cash and securities
---------------------------------------------------------------------------------
      2/4/1998         Advised Sumitomo Bank on the public sale to the Blackstone
                       Group of its promissory note secured by the first mortgage on The Ritz-Carlton, Boston. This property was the first
                       Ritz-Carlton in the U.S. and is one of the preeminent
                       luxury hotels in Boston
---------------------------------------------------------------------------------
      1/26/1998        Advised Compaq in the purchase, for cash and stock, of
                       Digital, a maker of PCs and high performance servers and a provider of enterprise solutions and multi-vendor
                       services. The acquisition is the largest technology
                       transaction to date and creates the second largest
                       enterprise computing company in the world
---------------------------------------------------------------------------------
      1/16/1998        Advised Nestle in its acquisition of Borden Foods
                       International's businesses, which have sales of more than
                       $400 million
---------------------------------------------------------------------------------
         NA            Advised Barrow Street Real Estate Fund on the acquisition, renovation, recapitalization and leasing of seven
                       investments in the office, manufactured housing and
                       industrial sectors.
---------------------------------------------------------------------------------
     10/22/1997        Advised Hicks, Muse in the acquisition of LIN Television,
                       which owns and operates eight network-affiliated
                       television stations, and provides marketing and
                       programming for four additional stations through Local
                       Marketing Agreements
---------------------------------------------------------------------------------
     10/22/1997        Advised Hicks, Muse in its television joint venture with
                       National Broadcasting Company
---------------------------------------------------------------------------------
      9/26/1997        Advised Prudential Insurance Company of America on the
                       sale of The Ritz-Carlton, Laguna Niguel to Strategic Hotel
                       Capital and Goldman Sachs & Co. The Ritz-Carlton, Laguna
                       Niguel is a five star, five diamond luxury resort hotel
                       located in Southern California
---------------------------------------------------------------------------------
      8/28/1997        Advised ING Groep in the friendly, all-cash acquisition of the New York-based, privately held securities firm Furman
                       Selz
---------------------------------------------------------------------------------
      7/22/1997        Advised Empresas La Moderna in the sale of the largest
                       Mexican cigarette producer for a combination of cash and
                       redeemable notes

GREENHILL COMPLETE TRANSACTION LIST

        DATE                           ACQUIROR                          COMPANY / ASSET ACQUIRED                SIZE ($MM)
---------------------        -----------------------------             -----------------------------             -----------
      6/23/1997              COMPAQ COMPUTER CORPORATION     [flag]    Tandem Computers Inc.           [flag]      $ 4,400
----------------------------------------------------------------------------------------------------------------------------
      6/9/1997               BankAmerica Corporation         [flag]    ROBERTSON STEPHENS & COMPANY    [flag]      $   540
----------------------------------------------------------------------------------------------------------------------------
      4/10/1997              COMPAQ COMPUTER CORPORATION     [flag]    Microcom, Inc.                  [flag]      $   320
----------------------------------------------------------------------------------------------------------------------------
      2/18/1997              CHANCELLOR BROADCASTING         [flag]    Viacom Inc.--various radio      [flag]      $ 1,075
                                                                       assets
----------------------------------------------------------------------------------------------------------------------------
      2/18/1997              Evergreen Media Corp.           [flag]    CHANCELLOR BROADCASTING         [flag]      $ 1,765
----------------------------------------------------------------------------------------------------------------------------
     12/17/1996              American Home Products          [flag]    GENETICS INSTITUTE              [flag]      $ 1,300
----------------------------------------------------------------------------------------------------------------------------
      9/20/1996              HUGHES ELECTRONICS CORP.        [flag]    PanAmSat Corp.                  [flag]      $ 3,900
----------------------------------------------------------------------------------------------------------------------------
      8/8/1996               HICKS, MUSE, TATE & FURST       [flag]    Seguros Commercial America      [flag]      $   153
                             INCORPORATED

        DATE                                  DESCRIPTION
---------------------  ----------------------------------------------------------
      6/23/1997        Advised Compaq in the purchase, for stock, of Tandem, a
                       maker of fault-tolerant server and hardware products
---------------------------------------------------------------------------------
      6/9/1997         Advised Robertson, Stephens & Co. in the sale of 100% of
                       this privately-held securities firm to BankAmerica in a
                       friendly all-cash transaction
---------------------------------------------------------------------------------
      4/10/1997        Advised Compaq in a friendly all-cash tender offer for
                       100% of the outstanding shares of Microcom, a maker of
                       remote access technologies and solutions
---------------------------------------------------------------------------------
      2/18/1997        Advised Chancellor in the purchase of Viacom's radio
                       assets
---------------------------------------------------------------------------------
      2/18/1997        Provided a fairness opinion for the merger of Chancellor
                       and Evergreen. The transaction created the largest
                       pure-play radio company in the U.S. and was the second
                       largest in the industry
---------------------------------------------------------------------------------
     12/17/1996        Represented the Special Committee to the Board of
                       Directors of Genetics Institute as AHP exercised its
                       option to acquire the remaining 40% of Genetics Institute
---------------------------------------------------------------------------------
      9/20/1996        Advised Hughes in the acquisition of PanAmSat, creating
                       the world's premier privately-owned global satellite
                       communications provider
---------------------------------------------------------------------------------
      8/8/1996         Assisted Hicks, Muse and Travelers in their investment in
                       the largest property and casualty insurance company in
                       Mexico

           ----------------------------------------------------------
                         SECTION 2: CURRENT ENVIRONMENT
           ----------------------------------------------------------

RELEVANT ISSUES IN THE CURRENT RESTAURANT ENVIRONMENT

    - Overall restaurant industry fundamentals indicate that the restaurant sector has evolved from a consumer cyclical to more of a consumer staple

        - Continue to witness solid comparable store growth in both the casual dining and quick-service segments

        - Expectation of 3-5% comparable store sales despite strong trends from 1998-2000

        - Current industry optimism is based upon the apparent individual choice to continue to dine out despite more difficult economic times

    - The downturn in the U.S. business economy has had a well-documented effect on business travel and discretionary expenses:

        - Restaurant segments with higher dependence on business-related revenues suffer disproportionately to consumer-driven peers in the current environment

    - Despite relative gains in the public equity markets over the last twelve months, valuations are still relatively undervalued on a multiple basis:

        -   Approximate 20-25% discount to the S&P market multiple

    - Current bank lending market for restaurants is limited, given negative experience in franchise lending:

        -   Current limit of 2.5x to 3.0x EBITDA

        - Similar impact on mezzanine financing which is currently limited to an additional 0.5x to 1.0x EBITDA

    - High yield markets are currently quite positive on the restaurant sector:

        -   "It is not telecom"

        -   Recent success of new issues (Tricon) and secondary markets

        -   Current high yield constraints of 5.0x EBITDA

    - With available high yield markets, and seemingly counter-cyclical growth, private equity has also recently become more enamored of the restaurant sector

        -   High levels of available capital (equity and debt)

        -   Despite some historic disappointment with the sector

    -   Strategic buyer interest is currently untested:

        - No evidence of industry consolidation that has occurred in food manufacturing and food retailing sectors

        - Markets question strategic value of diversification beyond core competency

           ----------------------------------------------------------
                      SECTION 3: STANDALONE VALUE ANALYSIS
           ----------------------------------------------------------

MORTON'S PRICE AND VOLUME GRAPH SINCE IPO (JUNE 1992)

                        [Graphic Omitted]

[The following table was depicted as a line graph for the prices and a bar chart for volume in the printed materials.]

         -----------------------------------------------
         DATE              VOLUME          LAST TRADE
         -----------------------------------------------
          6/5/92           1,390,300           $10.00
         6/12/92             452,100            $9.00
         6/19/92             160,300            $8.00
         6/26/92              71,200            $8.50
          7/3/92             287,800            $8.75
         7/10/92             492,600            $9.00
         7/17/92             845,600           $11.00
         7/24/92              66,900           $10.50
         7/31/92             326,300           $12.25
          8/7/92             245,200           $12.50
         8/14/92              46,600           $12.38
         8/21/92              70,200           $12.00
         8/28/92              36,900           $12.00
          9/4/92              57,500           $11.50
         9/11/92              21,400           $11.50
         9/18/92             288,000           $13.13
         9/25/92             421,700           $13.75
         10/2/92             341,800           $15.25
         10/9/92             160,400           $14.25
        10/16/92             231,500           $15.00
        10/23/92             129,300           $17.00
        10/30/92             248,000           $16.00
         11/6/92             192,300           $16.50
        11/13/92             333,000           $16.25
        11/20/92             195,200           $16.50
        11/27/92              24,800           $17.75
         12/4/92             213,000           $15.75
        12/11/92           2,447,500           $16.50
        12/18/92             550,400           $16.25
        12/25/92              98,100           $16.00
          1/1/93             423,500           $15.75
          1/8/93             384,000           $14.75
         1/15/93           1,190,500           $14.75
         1/22/93             372,700           $15.50
         1/29/93             620,300           $15.13
          2/5/93             814,600           $16.25
         2/12/93             592,500           $16.25
         2/19/93             587,800           $15.00
         2/26/93             625,100           $14.75
          3/5/93             429,200           $14.50
         3/12/93           1,143,400           $14.25
         3/19/93             270,100           $13.50
         3/26/93             261,400           $15.00
          4/2/93             257,600           $14.50
          4/9/93             227,100           $14.50
         4/16/93             205,000           $15.00
         4/23/93             318,600           $15.00
         4/30/93              89,800           $15.00
          5/7/93             876,400           $15.50
         5/14/93             238,000           $15.50
         5/21/93             354,700           $16.25
         5/28/93             210,900           $17.50
          6/4/93             542,300           $18.00
         6/11/93             333,500           $16.75
         6/18/93             143,400           $15.25
         6/25/93             210,500           $14.50
          7/2/93             108,800           $15.25
          7/9/93             142,400           $14.75
         7/16/93             938,500           $15.25
         7/23/93             124,500           $14.25
         7/30/93             166,700           $14.75
          8/6/93             184,900           $14.75
         8/13/93             392,300           $14.25
         8/20/93             243,900           $13.63
         8/27/93             248,200           $12.25
          9/3/93             363,500           $13.50
         9/10/93             403,900           $14.00
         9/17/93             617,400           $13.75
         9/24/93             350,600           $13.50
         10/1/93             472,300           $12.50
         10/8/93             762,000           $11.50
        10/15/93             326,500           $11.38
        10/22/93             601,800           $11.00
        10/29/93             806,200           $10.50
         11/5/93             797,100           $12.00
        11/12/93             290,100           $11.25
        11/19/93             137,700           $11.25
        11/26/93             133,400           $10.63
         12/3/93             463,500           $11.25
        12/10/93           1,331,400           $11.25
        12/17/93             334,600            $9.75
        12/24/93             486,600           $11.00
        12/31/93             349,800           $12.25
          1/7/94              94,400           $11.75
         1/14/94             184,800           $11.00
         1/21/94             189,400           $10.88
         1/28/94             668,500            $9.75
          2/4/94             510,000           $10.25
         2/11/94             468,200            $9.88
         2/18/94             117,500           $10.00
         2/25/94              39,700            $9.75
          3/4/94              83,700           $10.00
         3/11/94             144,300            $9.75
         3/18/94             127,000            $9.88
         3/25/94              44,500           $10.13
          4/1/94             115,400           $10.13
          4/8/94             100,800           $10.63
         4/15/94              47,700           $10.38
         4/22/94              57,700           $10.00
         4/29/94             174,400           $10.00
          5/6/94              65,300            $9.50
         5/13/94              45,500           $10.13
         5/20/94              39,900            $9.75
         5/27/94              27,700            $9.88
          6/3/94             260,500            $9.50
         6/10/94              40,900            $9.00
         6/17/94              64,800            $8.75
         6/24/94             109,300            $8.63
          7/1/94              78,000            $8.50
          7/8/94              94,500            $7.50
         7/15/94             278,300            $7.50
         7/22/94              61,700            $7.88
         7/29/94              37,400            $7.75
          8/5/94              34,000            $7.38
         8/12/94              29,700            $7.88
         8/19/94              48,100            $8.50
         8/26/94             137,000            $8.38
          9/2/94              49,700            $8.63
          9/9/94              51,400            $9.25
         9/16/94             174,300            $9.13
         9/23/94              61,500            $9.13
         9/30/94              55,100            $9.00
         10/7/94              65,400            $9.13
        10/14/94             211,100            $9.75
        10/21/94             191,000           $10.38
        10/28/94             116,800           $10.75
         11/4/94             184,600           $10.00
        11/11/94             271,800           $10.13
        11/18/94             227,400           $11.25
        11/25/94              25,800           $10.25
         12/2/94              49,400           $10.38
         12/9/94              74,500           $10.38
        12/16/94              69,800           $11.13
        12/23/94              33,100           $10.63
        12/30/94              93,500           $12.00
          1/6/95              72,900           $11.00
         1/13/95             231,300           $10.88
         1/20/95              58,100           $11.00
         1/27/95              53,700           $11.13
          2/3/95              38,100           $10.88
         2/10/95             121,900           $11.13
         2/17/95              63,400           $11.00
         2/24/95              53,200           $10.00
          3/3/95              70,100           $10.00
         3/10/95              24,900            $9.75
         3/17/95              47,400           $10.13
         3/24/95              30,400           $10.13
         3/31/95              33,200           $10.63
          4/7/95              87,300           $11.00
         4/14/95               5,900           $10.25
         4/21/95              38,800           $10.63
         4/28/95              96,400           $11.38
          5/5/95              36,500           $10.88
         5/12/95             103,400           $10.63
         5/19/95              94,700           $11.25
         5/26/95              40,800           $11.38
          6/2/95              64,000           $11.00
          6/9/95              46,200           $10.88
         6/16/95              50,500           $10.25
         6/23/95              22,500           $10.38
         6/30/95              26,100           $11.38
          7/7/95              98,100           $10.13
         7/14/95              78,300           $10.13
         7/21/95              54,300           $10.13
         7/28/95             378,900           $11.25
          8/4/95             180,600           $12.00
         8/11/95             101,000           $11.75
         8/18/95             340,200           $12.50
         8/25/95             230,800           $14.00
          9/1/95             140,200           $13.00
          9/8/95              69,700           $13.25
         9/15/95             654,900           $14.63
         9/22/95             128,400           $14.13
         9/29/95              56,600           $13.38
         10/6/95              22,300           $12.38
        10/13/95              48,800           $13.25
        10/20/95              25,500           $13.75
        10/27/95              32,200           $12.25
         11/3/95              33,700           $13.13
        11/10/95             116,700           $12.38
        11/17/95              76,400           $11.38
        11/24/95             303,800           $11.38
         12/1/95              65,400           $12.25
         12/8/95              64,000           $13.25
        12/15/95             214,300           $12.38
        12/22/95              53,900           $11.63
        12/29/95              68,700           $11.25
          1/5/96              48,800           $11.88
         1/12/96              41,100           $11.13
         1/19/96              62,800           $11.75
         1/26/96              20,200           $12.13
          2/2/96              48,700           $12.88
          2/9/96              69,300           $12.88
         2/16/96             155,400           $13.88
         2/23/96              64,000           $14.00
          3/1/96             176,100           $15.00
          3/8/96             241,400           $15.50
         3/15/96              91,500           $16.13
         3/22/96             190,600           $16.38
         3/29/96             121,900           $16.50
          4/5/96              14,400           $16.63
         4/12/96             109,800           $14.75
         4/19/96             313,600           $13.63
         4/26/96             141,900           $15.38
          5/3/96              33,200           $15.75
         5/10/96             235,800           $15.38
         5/17/96              60,300           $16.25
         5/24/96             324,900           $18.63
         5/31/96              82,500           $18.00
          6/7/96             203,200           $18.00
         6/14/96             245,100           $17.75
         6/21/96              42,400           $17.00
         6/28/96              30,100           $17.50
          7/5/96              30,600           $18.00
         7/12/96             102,900           $16.88
         7/19/96              67,800           $17.00
         7/26/96              70,300           $16.50
          8/2/96             104,800           $16.13
          8/9/96              15,400           $15.75
         8/16/96             182,300           $17.13
         8/23/96              40,200           $17.13
         8/30/96              23,000           $17.50
          9/6/96               5,500           $17.25
         9/13/96              22,800           $17.88
         9/20/96              72,000           $18.25
         9/27/96              12,800           $17.63
         10/4/96               5,200           $17.63
        10/11/96               3,100           $17.50
        10/18/96              39,700           $16.88
        10/25/96              27,500           $15.75
         11/1/96             420,000           $15.25
         11/8/96              35,500           $15.00
        11/15/96               3,800           $15.25
        11/22/96             136,800           $14.25
        11/29/96              51,600           $15.25
         12/6/96             136,600           $15.13
        12/13/96              14,300           $15.13
        12/20/96              19,400           $15.50
        12/27/96              38,400           $16.00
          1/3/97              47,500           $16.88
         1/10/97             138,000           $16.13
         1/17/97              24,100           $15.88
         1/24/97             376,800           $15.75
         1/31/97             121,200           $16.13
          2/7/97              80,000           $17.25
         2/14/97              77,200           $16.88
         2/21/97              51,000           $16.75
         2/28/97             179,300           $16.75
          3/7/97              67,700           $16.75
         3/14/97              24,200           $17.25
         3/21/97              35,100           $17.25
         3/28/97              65,800           $16.88
          4/4/97              71,900           $17.00
         4/11/97              32,700           $16.75
         4/18/97              22,000           $16.88
         4/25/97             235,600           $16.00
          5/2/97              87,000           $15.75
          5/9/97             133,700           $16.50
         5/16/97             105,000           $16.88
         5/23/97              25,500           $16.13
         5/30/97              38,500           $16.63
          6/6/97              60,300           $16.88
         6/13/97              20,600           $17.00
         6/20/97              76,700           $17.88
         6/27/97             104,600           $20.13
          7/4/97             130,600           $19.56
         7/11/97             114,600           $19.88
         7/18/97             255,200           $20.88
         7/25/97              61,100           $20.63
          8/1/97              69,400           $21.63
          8/8/97              22,200           $21.56
         8/15/97              19,400           $21.31
         8/22/97              13,900           $20.75
         8/29/97              23,400           $20.00
          9/5/97              20,100           $20.25
         9/12/97              76,100           $21.00
         9/19/97             116,200           $23.38
         9/26/97              54,500           $23.88
         10/3/97              66,100           $24.75
        10/10/97              48,100           $24.88
        10/17/97             227,800           $23.75
        10/24/97             209,600           $22.00
        10/31/97             166,000           $21.63
         11/7/97             242,400           $23.88
        11/14/97             132,000           $23.13
        11/21/97              30,800           $22.81
        11/28/97              11,700           $22.50
         12/5/97             120,700           $23.00
        12/12/97              39,500           $22.25
        12/19/97              31,700           $20.25
        12/26/97             211,700           $19.75
          1/2/98              93,300           $20.25
          1/9/98             162,700           $19.00
         1/16/98               5,900           $19.38
         1/23/98               9,200           $19.38
         1/30/98              41,300           $19.69
          2/6/98              44,200           $21.13
         2/13/98              31,700           $22.00
         2/20/98              17,800           $21.75
         2/27/98              32,000           $21.75
          3/6/98              16,900           $21.88
         3/13/98               7,000           $21.75
         3/20/98              44,600           $21.94
         3/27/98              30,700           $22.00
          4/3/98              97,800           $23.25
         4/10/98              43,400           $23.56
         4/17/98              48,700           $24.13
         4/24/98             139,800           $24.94
          5/1/98             128,700           $24.56
          5/8/98              38,600           $24.56
         5/15/98              33,700           $24.63
         5/22/98              39,400           $24.75
         5/29/98              30,100           $24.06
          6/5/98              29,300           $24.00
         6/12/98               2,200           $24.13
         6/19/98              13,800           $24.00
         6/26/98              96,800           $23.94
          7/3/98             236,400           $24.19
         7/10/98              88,200           $23.75
         7/17/98              12,400           $23.75
         7/24/98              36,400           $23.13
         7/31/98               7,500           $22.94
          8/7/98              42,000           $23.00
         8/14/98               8,500           $22.56
         8/21/98             273,900           $21.25
         8/28/98              44,300           $21.00
          9/4/98              19,700           $20.75
         9/11/98               9,800           $20.69
         9/18/98              13,200           $21.63
         9/25/98              29,300           $21.63
         10/2/98              70,900           $21.31
         10/9/98             224,000           $13.00
        10/16/98             299,300           $14.19
        10/23/98             110,700           $15.94
        10/30/98             264,700           $19.50
         11/6/98              31,300           $20.00
        11/13/98              36,500           $19.63
        11/20/98               7,200           $19.81
        11/27/98              14,800           $19.88
         12/4/98               9,500           $19.44
        12/11/98              11,500           $19.38
        12/18/98              28,100           $19.75
        12/25/98             108,500           $19.00
          1/1/99              36,500           $18.88
          1/8/99              40,200           $18.88
         1/15/99             143,100           $18.00
         1/22/99              32,300           $17.94
         1/29/99              52,900           $18.19
          2/5/99              84,800           $17.50
         2/12/99              67,300           $18.00
         2/19/99              51,500           $17.94
         2/26/99              26,600           $17.88
          3/5/99              57,200           $17.00
         3/12/99             111,200           $16.69
         3/19/99              52,900           $16.69
         3/26/99             153,700           $16.31
          4/2/99              27,200           $15.63
          4/9/99             119,400           $14.06
         4/16/99              99,900           $15.63
         4/23/99             163,800           $17.00
         4/30/99              45,900           $17.00
          5/7/99              68,400           $17.63
         5/14/99             139,200           $17.50
         5/21/99              18,700           $17.88
         5/28/99              19,400           $17.63
          6/4/99              29,100           $17.75
         6/11/99              36,100           $18.38
         6/18/99               6,800           $18.88
         6/25/99              27,100           $18.75
          7/2/99             136,400           $18.78
          7/9/99             128,800           $19.25
         7/16/99              77,000           $19.75
         7/23/99             163,500           $20.00
         7/30/99              12,000           $18.88
          8/6/99              17,200           $18.56
         8/13/99              18,900           $17.88
         8/20/99              23,500           $17.75
         8/27/99             108,700           $17.75
          9/3/99              29,500           $18.50
         9/10/99               5,200           $18.38
         9/17/99               7,900           $17.75
         9/24/99              44,200           $17.81
         10/1/99              42,400           $17.38
         10/8/99              30,800           $17.38
        10/15/99              93,600           $17.50
        10/22/99              35,100           $17.63
        10/29/99               8,200           $17.38
         11/5/99             158,100           $17.19
        11/12/99             152,300           $15.69
        11/19/99             253,600           $14.19
        11/26/99             157,800           $14.13
         12/3/99             146,300           $15.13
        12/10/99              26,700           $15.50
        12/17/99              23,500           $15.50
        12/24/99              80,500           $15.25
        12/31/99             121,900           $15.50
          1/7/00              75,700           $16.13
         1/14/00              92,700           $15.50
         1/21/00             218,300           $16.50
         1/28/00              83,700           $16.63
          2/4/00              82,100           $16.38
         2/11/00             108,400           $16.56
         2/18/00              11,200           $16.75
         2/25/00              40,000           $17.50
          3/3/00              25,200           $16.63
         3/10/00             250,600           $18.19
         3/17/00             214,500           $18.50
         3/24/00             167,100           $19.75
         3/31/00              91,300           $19.06
          4/7/00              23,500           $18.50
         4/14/00              15,700           $18.13
         4/21/00               9,000           $18.31
         4/28/00              15,500           $19.00
          5/5/00              27,400           $19.06
         5/12/00              58,200           $18.75
         5/19/00              23,800           $19.00
         5/26/00              53,500           $18.50
          6/2/00               4,100           $18.38
          6/9/00              62,300           $18.13
         6/16/00             130,000           $18.56
         6/23/00              69,500           $19.25
         6/30/00             163,200           $21.50
          7/7/00               6,600           $20.81
         7/14/00              16,900           $20.63
         7/21/00               7,200           $20.13
         7/28/00              80,000           $20.38
          8/4/00              78,000           $20.81
         8/11/00              22,400           $20.56
         8/18/00             105,000           $20.69
         8/25/00               8,500           $20.88
          9/1/00             103,300           $21.19
          9/8/00             101,400           $21.00
         9/15/00              89,900           $20.50
         9/22/00              11,700           $20.00
         9/29/00              12,100           $20.25
         10/6/00              10,000           $20.38
        10/13/00              10,400           $20.25
        10/20/00             118,500           $19.25
        10/27/00              52,500           $19.00
         11/3/00               7,700           $19.25
        11/10/00              10,800           $19.00
        11/17/00               6,000           $19.63
        11/24/00               4,000           $20.00
         12/1/00              19,100           $21.75
         12/8/00              29,100           $23.13
        12/15/00              10,100           $22.63
        12/22/00              46,600           $20.75
        12/29/00              35,500           $21.25
        1/5/2001              17,900           $21.13
         1/12/01              12,400           $21.75
         1/19/01              48,900           $21.00
         1/26/01             263,600           $21.44
          2/2/01             184,200           $23.70
          2/9/01             115,700           $23.90
         2/16/01              26,300           $23.40
         2/23/01              20,700           $22.00
          3/2/01             105,500           $23.55
          3/9/01              17,400           $23.30
         3/16/01              28,900           $22.10
         3/23/01              45,200           $20.90
         3/30/01             173,300           $19.70
          4/6/01             323,400           $20.90
         4/13/01              51,800           $21.35
         4/20/01              39,900           $21.40
         4/27/01              69,900           $23.05

INDEXED PRICE GRAPH OF MORTON'S V. RESTAURANT SECTORS SINCE IPO (JUNE 1992)

                                [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]


         ----------------------------------------------------------------------------------
                          CASUAL DINING              STEAKHOUSE         MORTON'S RESTAURANT
            DATE       RESTAURANT SECTOR(1)      RESTAURANT SECTOR(2)            GROUP
         ----------------------------------------------------------------------------------
             6/5/92                  100.00                  100.00                 100.00
            6/12/92                   96.44                   95.67                  90.00
            6/19/92                   91.95                   92.41                  80.00
            6/26/92                   96.65                  101.56                  85.00
             7/3/92                   98.01                  105.50                  87.50
            7/10/92                   98.95                  103.57                  90.00
            7/17/92                   99.90                  105.31                 110.00
            7/24/92                   98.95                  108.43                 105.00
            7/31/92                  104.60                  121.71                 122.50
             8/7/92                  104.18                  120.99                 125.00
            8/14/92                  102.82                  132.52                 123.75
            8/21/92                  102.09                  135.60                 120.00
            8/28/92                  100.42                  143.00                 120.00
             9/4/92                  104.18                  140.83                 115.00
            9/11/92                  107.43                  155.64                 115.00
            9/18/92                  113.60                  174.04                 131.25
            9/25/92                  109.31                  164.63                 137.50
            10/2/92                  107.11                  165.77                 152.50
            10/9/92                  107.22                  161.56                 142.50
           10/16/92                  109.10                  169.03                 150.00
           10/23/92                  114.96                  169.03                 170.00
           10/30/92                  114.85                  166.68                 160.00
            11/6/92                  117.78                  173.02                 165.00
           11/13/92                  124.48                  177.34                 162.50
           11/20/92                  126.26                  190.36                 165.00
           11/27/92                  134.94                  197.04                 177.50
            12/4/92                  132.53                  193.24                 157.50
           12/11/92                  128.77                  198.90                 165.00
           12/18/92                  128.24                  198.86                 162.50
           12/25/92                  126.15                  200.83                 160.00
             1/1/93                  126.05                  204.78                 157.50
             1/8/93                  122.70                  185.46                 147.50
            1/15/93                  125.42                  192.22                 147.50
            1/22/93                  126.57                  194.46                 155.00
            1/29/93                  127.30                  201.75                 151.25
             2/5/93                  133.16                  229.41                 162.50
            2/12/93                  124.90                  203.49                 162.50
            2/19/93                  125.00                  189.45                 150.00
            2/26/93                  123.74                  188.08                 147.50
             3/5/93                  127.72                  196.93                 145.00
            3/12/93                  129.60                  207.78                 142.50
            3/19/93                  127.51                  203.91                 135.00
            3/26/93                  126.15                  200.76                 150.00
             4/2/93                  127.51                  195.48                 145.00
             4/9/93                  125.63                  183.91                 145.00
            4/16/93                  128.56                  181.94                 150.00
            4/23/93                  125.63                  187.67                 150.00
            4/30/93                  128.56                  215.48                 150.00
             5/7/93                  136.72                  226.26                 155.00
            5/14/93                  135.98                  216.20                 155.00
            5/21/93                  145.29                  243.68                 162.50
            5/28/93                  146.44                  262.62                 175.00
             6/4/93                  145.29                  252.37                 180.00
            6/11/93                  148.12                  234.95                 167.50
            6/18/93                  136.82                  200.95                 152.50
            6/25/93                  136.09                  188.35                 145.00
             7/2/93                  141.63                  176.24                 152.50
             7/9/93                  142.78                  180.04                 147.50
            7/16/93                  139.85                  193.66                 152.50
            7/23/93                  137.03                  182.47                 142.50
            7/30/93                  136.61                  188.84                 147.50
             8/6/93                  141.84                  187.10                 147.50
            8/13/93                  141.84                  171.01                 142.50
            8/20/93                  141.42                  176.81                 136.25
            8/27/93                  138.70                  182.88                 122.50
             9/3/93                  140.59                  185.84                 135.00
            9/10/93                  143.20                  188.61                 140.00
            9/17/93                  144.25                  204.82                 137.50
            9/24/93                  149.79                  208.69                 135.00
            10/1/93                  158.79                  208.61                 125.00
            10/8/93                  152.62                  204.90                 115.00
           10/15/93                  162.66                  208.08                 113.75
           10/22/93                  158.37                  207.51                 110.00
           10/29/93                  161.61                  211.57                 105.00
            11/5/93                  161.30                  205.96                 120.00
           11/12/93                  168.93                  213.51                 112.50
           11/19/93                  163.70                  189.22                 112.50
           11/26/93                  163.91                  194.38                 106.25
            12/3/93                  172.80                  194.76                 112.50
           12/10/93                  171.76                  202.85                 112.50
           12/17/93                  174.69                  199.81                  97.50
           12/24/93                  176.05                  200.42                 110.00
           12/31/93                  180.02                  217.15                 122.50
             1/7/94                  176.78                  201.44                 117.50
            1/14/94                  177.72                  200.30                 110.00
            1/21/94                  174.69                  190.17                 108.75
            1/28/94                  180.96                  195.94                  97.50
             2/4/94                  172.18                  198.60                 102.50
            2/11/94                  169.98                  196.55                  98.75
            2/18/94                  171.23                  198.44                 100.00
            2/25/94                  172.38                  214.38                  97.50
             3/4/94                  173.74                  233.93                 100.00
            3/11/94                  182.53                  229.22                  97.50
            3/18/94                  186.40                  236.81                  98.75
            3/25/94                  187.55                  220.91                 101.25
             4/1/94                  173.22                  210.44                 101.25
             4/8/94                  177.41                  198.86                 106.25
            4/15/94                  169.35                  191.99                 103.75
            4/22/94                  166.53                  203.57                 100.00
            4/29/94                  172.59                  196.13                 100.00
             5/6/94                  159.73                  194.88                  95.00
            5/13/94                  149.27                  183.68                 101.25
            5/20/94                  155.96                  194.88                  97.50
            5/27/94                  151.36                  197.95                  98.75
             6/3/94                  156.28                  203.72                  95.00
            6/10/94                  150.63                  186.03                  90.00
            6/17/94                  147.07                  181.33                  87.50
            6/24/94                  134.52                  165.05                  86.25
             7/1/94                  139.23                  179.32                  85.00
             7/8/94                  145.08                  179.32                  75.00
            7/15/94                  147.70                  189.98                  75.00
            7/22/94                  146.44                  183.68                  78.75
            7/29/94                  146.86                  190.89                  77.50
             8/5/94                  145.29                  187.10                  73.75
            8/12/94                  146.86                  195.07                  78.75
            8/19/94                  153.35                  196.51                  85.00
            8/26/94                  164.96                  217.65                  83.75
             9/2/94                  162.03                  220.19                  86.25
             9/9/94                  166.63                  221.97                  92.50
            9/16/94                  167.36                  226.15                  91.25
            9/23/94                  160.46                  214.76                  91.25
            9/30/94                  166.42                  219.66                  90.00
            10/7/94                  156.90                  212.14                  91.25
           10/14/94                  163.70                  223.45                  97.50
           10/21/94                  159.62                  215.48                 103.75
           10/28/94                  166.00                  224.90                 107.50
            11/4/94                  166.53                  223.45                 100.00
           11/11/94                  159.94                  217.84                 101.25
           11/18/94                  153.35                  224.33                 112.50
           11/25/94                  142.36                  194.50                 102.50
            12/2/94                  140.38                  195.79                 103.75
            12/9/94                  136.19                  175.52                 103.75
           12/16/94                  141.00                  183.68                 111.25
           12/23/94                  142.78                  182.77                 106.25
           12/30/94                  141.42                  179.32                 120.00
             1/6/95                  147.49                  187.48                 110.00
            1/13/95                  149.79                  206.79                 108.75
            1/20/95                  152.09                  210.59                 110.00
            1/27/95                  155.13                  205.73                 111.25
             2/3/95                  161.51                  230.47                 108.75
            2/10/95                  167.36                  224.33                 111.25
            2/17/95                  169.25                  217.31                 110.00
            2/24/95                  167.05                  210.06                 100.00
             3/3/95                  165.79                  222.54                 100.00
            3/10/95                  159.94                  216.93                  97.50
            3/17/95                  159.73                  221.63                 101.25
            3/24/95                  161.51                  226.34                 101.25
            3/31/95                  164.75                  222.54                 106.25
             4/7/95                  163.81                  235.90                 110.00
            4/14/95                  165.38                  241.33                 102.50
            4/21/95                  162.87                  242.05                 106.25
            4/28/95                  167.68                  245.69                 113.75
             5/5/95                  171.97                  231.95                 108.75
            5/12/95                  180.13                  252.52                 106.25
            5/19/95                  178.97                  250.47                 112.50
            5/26/95                  182.32                  261.59                 113.75
             6/2/95                  181.59                  256.17                 110.00
             6/9/95                  184.00                  244.93                 108.75
            6/16/95                  185.98                  262.50                 102.50
            6/23/95                  188.28                  260.87                 103.75
            6/30/95                  182.53                  256.24                 113.75
             7/7/95                  187.55                  265.01                 101.25
            7/14/95                  187.24                  278.41                 101.25
            7/21/95                  184.62                  287.44                 101.25
            7/28/95                  182.32                  316.74                 112.50
             8/4/95                  180.65                  307.67                 120.00
            8/11/95                  176.88                  306.41                 117.50
            8/18/95                  187.13                  306.76                 125.00
            8/25/95                  188.08                  312.75                 140.00
             9/1/95                  182.11                  312.56                 130.00
             9/8/95                  184.94                  315.98                 132.50
            9/15/95                  182.85                  309.30                 146.25
            9/22/95                  181.90                  326.11                 141.25
            9/29/95                  178.24                  318.18                 133.75
            10/6/95                  173.01                  313.62                 123.75
           10/13/95                  171.86                  325.39                 132.50
           10/20/95                  166.84                  323.04                 137.50
           10/27/95                  152.72                  297.57                 122.50
            11/3/95                  163.08                  311.46                 131.25
           11/10/95                  165.48                  317.46                 123.75
           11/17/95                  164.85                  314.38                 113.75
           11/24/95                  164.12                  315.26                 113.75
            12/1/95                  159.94                  318.71                 122.50
            12/8/95                  155.44                  309.49                 132.50
           12/15/95                  154.18                  306.76                 123.75
           12/22/95                  157.95                  319.77                 116.25
           12/29/95                  158.79                  321.59                 112.50
             1/5/96                  155.65                  312.18                 118.75
            1/12/96                  146.76                  290.13                 111.25
            1/19/96                  148.01                  278.75                 117.50
            1/26/96                  146.03                  297.57                 121.25
             2/2/96                  148.64                  295.22                 128.75
             2/9/96                  151.05                  307.51                 128.75
            2/16/96                  160.15                  314.54                 138.75
            2/23/96                  164.44                  314.72                 140.00
             3/1/96                  164.44                  296.66                 150.00
             3/8/96                  169.98                  312.37                 155.00
            3/15/96                  181.90                  358.48                 161.25
            3/22/96                  182.53                  347.63                 163.75
            3/29/96                  183.37                  341.48                 165.00
             4/5/96                  189.75                  344.02                 166.25
            4/12/96                  188.28                  343.30                 147.50
            4/19/96                  196.55                  358.67                 136.25
            4/26/96                  197.38                  381.44                 153.75
             5/3/96                  190.90                  369.34                 157.50
            5/10/96                  191.00                  370.25                 153.75
            5/17/96                  189.85                  364.25                 162.50
            5/24/96                  193.72                  366.45                 186.25
            5/31/96                  196.55                  359.20                 180.00
             6/7/96                  196.86                  338.06                 180.00
            6/14/96                  199.06                  342.58                 177.50
            6/21/96                  197.59                  342.20                 170.00
            6/28/96                  198.01                  335.83                 175.00
             7/5/96                  195.08                  321.25                 180.00
            7/12/96                  182.01                  292.14                 168.75
            7/19/96                  182.43                  263.04                 170.00
            7/26/96                  177.62                  269.91                 165.00
             8/2/96                  173.43                  259.58                 161.25
             8/9/96                  177.82                  273.70                 157.50
            8/16/96                  178.56                  275.14                 171.25
            8/23/96                  185.15                  275.03                 171.25
            8/30/96                  186.82                  273.89                 175.00
             9/6/96                  185.77                  255.79                 172.50
            9/13/96                  190.90                  282.35                 178.75
            9/20/96                  193.31                  260.42                 182.50
            9/27/96                  182.43                  253.74                 176.25
            10/4/96                  177.93                  252.18                 176.25
           10/11/96                  171.65                  231.57                 175.00
           10/18/96                  171.34                  234.46                 168.75
           10/25/96                  168.20                  226.68                 157.50
            11/1/96                  160.56                  223.72                 152.50
            11/8/96                  175.94                  240.08                 150.00
           11/15/96                  178.87                  249.18                 152.50
           11/22/96                  182.11                  259.24                 142.50
           11/29/96                  183.89                  265.54                 152.50
            12/6/96                  183.58                  267.55                 151.25
           12/13/96                  179.18                  257.08                 151.25
           12/20/96                  177.30                  248.73                 155.00
           12/27/96                  174.58                  243.68                 160.00
             1/3/97                  178.03                  257.08                 168.75
            1/10/97                  178.56                  240.42                 161.25
            1/17/97                  184.10                  233.74                 158.75
            1/24/97                  185.77                  241.14                 157.50
            1/31/97                  173.95                  224.71                 161.25
             2/7/97                  173.33                  232.11                 172.50
            2/14/97                  170.92                  239.17                 168.75
            2/21/97                  167.15                  224.52                 167.50
            2/28/97                  167.36                  226.68                 167.50
             3/7/97                  168.83                  233.02                 167.50
            3/14/97                  166.95                  234.12                 172.50
            3/21/97                  167.89                  204.82                 172.50
            3/28/97                  164.96                  198.33                 168.75
             4/4/97                  164.33                  183.83                 170.00
            4/11/97                  156.69                  180.46                 167.50
            4/18/97                  153.45                  177.34                 168.75
            4/25/97                  153.35                  167.21                 160.00
             5/2/97                  163.39                  187.63                 157.50
             5/9/97                  172.70                  195.94                 165.00
            5/16/97                  171.55                  192.26                 168.75
            5/23/97                  171.23                  203.19                 161.25
            5/30/97                  174.90                  212.60                 166.25
             6/6/97                  180.75                  214.31                 168.75
            6/13/97                  182.22                  201.29                 170.00
            6/20/97                  186.82                  211.16                 178.75
            6/27/97                  184.83                  213.13                 201.25
             7/4/97                  188.28                  206.72                 195.63
            7/11/97                  184.94                  210.70                 198.75
            7/18/97                  190.79                  212.07                 208.75
            7/25/97                  194.67                  215.03                 206.25
             8/1/97                  205.02                  209.53                 216.25
             8/8/97                  197.18                  178.82                 215.63
            8/15/97                  192.36                  177.42                 213.13
            8/22/97                  199.16                  174.19                 207.50
            8/29/97                  200.84                  180.49                 200.00
             9/5/97                  203.03                  184.55                 202.50
            9/12/97                  208.68                  194.95                 210.00
            9/19/97                  207.95                  191.99                 233.75
            9/26/97                  212.13                  197.31                 238.75
            10/3/97                  216.84                  199.58                 247.50
           10/10/97                  215.38                  207.82                 248.75
           10/17/97                  210.88                  207.25                 237.50
           10/24/97                  206.59                  206.98                 220.00
           10/31/97                  204.92                  205.73                 216.25
            11/7/97                  204.81                  201.10                 238.75
           11/14/97                  204.29                  198.67                 231.25
           11/21/97                  205.33                  194.80                 228.13
           11/28/97                  206.80                  198.48                 225.00
            12/5/97                  204.81                  195.52                 230.00
           12/12/97                  195.61                  191.80                 222.50
           12/19/97                  194.46                  188.80                 202.50
           12/26/97                  191.95                  183.49                 197.50
             1/2/98                  198.12                  186.03                 202.50
             1/9/98                  190.17                  191.27                 190.00
            1/16/98                  196.44                  194.61                 193.75
            1/23/98                  194.04                  190.44                 193.75
            1/30/98                  196.44                  199.85                 196.88
             2/6/98                  210.88                  210.44                 211.25
            2/13/98                  221.34                  217.65                 220.00
            2/20/98                  227.09                  218.03                 217.50
            2/27/98                  230.65                  223.34                 217.50
             3/6/98                  227.30                  233.93                 218.75
            3/13/98                  237.03                  237.19                 217.50
            3/20/98                  233.79                  234.84                 219.38
            3/27/98                  242.15                  240.27                 220.00
             4/3/98                  252.20                  246.57                 232.50
            4/10/98                  249.79                  241.71                 235.63
            4/17/98                  245.92                  243.95                 241.25
            4/24/98                  236.61                  237.00                 249.38
             5/1/98                  241.95                  240.42                 245.63
             5/8/98                  236.09                  240.08                 245.63
            5/15/98                  233.47                  221.82                 246.25
            5/22/98                  222.70                  218.10                 247.50
            5/29/98                  222.18                  215.86                 240.63
             6/5/98                  216.32                  203.91                 240.00
            6/12/98                  210.88                  194.88                 241.25
            6/19/98                  213.08                  200.23                 240.00
            6/26/98                  215.17                  204.74                 239.38
             7/3/98                  216.21                  218.82                 241.88
            7/10/98                  210.77                  212.60                 237.50
            7/17/98                  209.31                  210.25                 237.50
            7/24/98                  201.57                  202.13                 231.25
            7/31/98                  198.54                  189.68                 229.38
             8/7/98                  195.08                  178.33                 230.00
            8/14/98                  189.33                  171.27                 225.63
            8/21/98                  189.12                  174.72                 212.50
            8/28/98                  178.66                  161.97                 210.00
             9/4/98                  167.99                  143.64                 207.50
            9/11/98                  169.56                  144.78                 206.88
            9/18/98                  172.28                  143.19                 216.25
            9/25/98                  171.23                  150.06                 216.25
            10/2/98                  164.96                  137.57                 213.13
            10/9/98                  154.71                  131.35                 130.00
           10/16/98                  175.52                  145.81                 141.88
           10/23/98                  183.58                  158.37                 159.38
           10/30/98                  185.88                  169.56                 195.00
            11/6/98                  195.50                  176.89                 200.00
           11/13/98                  189.54                  171.84                 196.25
           11/20/98                  188.81                  177.61                 198.13
           11/27/98                  193.83                  174.00                 198.75
            12/4/98                  191.32                  173.24                 194.38
           12/11/98                  192.05                  176.81                 193.75
           12/18/98                  191.74                  177.34                 197.50
           12/25/98                  195.19                  189.41                 190.00
             1/1/99                  209.10                  195.67                 188.75
             1/8/99                  201.46                  179.62                 188.75
            1/15/99                  198.12                  174.91                 180.00
            1/22/99                  199.48                  179.28                 179.38
            1/29/99                  199.90                  183.49                 181.88
             2/5/99                  205.54                  193.70                 175.00
            2/12/99                  203.56                  201.29                 180.00
            2/19/99                  206.59                  215.29                 179.38
            2/26/99                  208.37                  206.34                 178.75
             3/5/99                  204.50                  219.09                 170.00
            3/12/99                  212.13                  222.81                 166.88
            3/19/99                  209.62                  222.13                 166.88
            3/26/99                  204.50                  227.67                 163.13
             4/2/99                  208.05                  233.47                 156.25
             4/9/99                  201.36                  226.68                 140.63
            4/16/99                  200.84                  251.39                 156.25
            4/23/99                  211.30                  267.17                 170.00
            4/30/99                  217.15                  254.61                 170.00
             5/7/99                  223.12                  250.47                 176.25
            5/14/99                  225.94                  260.15                 175.00
            5/21/99                  219.77                  260.95                 178.75
            5/28/99                  217.05                  265.84                 176.25
             6/4/99                  222.38                  266.91                 177.50
            6/11/99                  220.71                  266.30                 183.75
            6/18/99                  222.59                  267.82                 188.75
            6/25/99                  216.63                  275.52                 187.50
             7/2/99                  227.09                  287.17                 187.81
             7/9/99                  228.03                  269.18                 192.50
            7/16/99                  234.00                  274.08                 197.50
            7/23/99                  223.95                  263.49                 200.00
            7/30/99                  227.20                  247.44                 188.75
             8/6/99                  218.93                  232.26                 185.63
            8/13/99                  216.74                  229.49                 178.75
            8/20/99                  216.84                  215.48                 177.50
            8/27/99                  216.53                  218.75                 177.50
             9/3/99                  213.08                  218.56                 185.00
            9/10/99                  213.70                  218.94                 183.75
            9/17/99                  215.90                  219.66                 177.50
            9/24/99                  211.09                  215.29                 178.13
            10/1/99                  213.81                  208.54                 173.75
            10/8/99                  213.60                  206.53                 173.75
           10/15/99                  205.13                  191.99                 175.00
           10/22/99                  208.05                  180.04                 176.25
           10/29/99                  207.43                  192.14                 173.75
            11/5/99                  215.79                  188.77                 171.88
           11/12/99                  217.47                  187.36                 156.88
           11/19/99                  210.67                  194.38                 141.88
           11/26/99                  207.74                  189.98                 141.25
            12/3/99                  205.33                  199.01                 151.25
           12/10/99                  187.87                  177.76                 155.00
           12/17/99                  189.33                  198.60                 155.00
           12/24/99                  203.35                  206.07                 152.50
           12/31/99                  210.56                  213.85                 155.00
             1/7/00                  200.42                  200.99                 161.25
            1/14/00                  205.86                  206.72                 155.00
            1/21/00                  207.85                  199.01                 165.00
            1/28/00                  200.42                  199.51                 166.25
             2/4/00                  204.50                  199.47                 163.75
            2/11/00                  193.20                  193.93                 165.63
            2/18/00                  194.46                  199.47                 167.50
            2/25/00                  190.90                  206.03                 175.00
             3/3/00                  196.97                  215.48                 166.25
            3/10/00                  197.49                  205.92                 181.88
            3/17/00                  206.17                  223.45                 185.00
            3/24/00                  204.29                  234.84                 197.50
            3/31/00                  225.63                  239.54                 190.63
             4/7/00                  227.72                  246.26                 185.00
            4/14/00                  223.74                  246.22                 181.25
            4/21/00                  237.87                  257.23                 183.13
            4/28/00                  250.31                  282.81                 190.00
             5/5/00                  253.14                  281.29                 190.63
            5/12/00                  260.77                  289.41                 187.50
            5/19/00                  252.30                  271.99                 190.00
            5/26/00                  242.99                  264.21                 185.00
             6/2/00                  246.23                  262.92                 183.75
             6/9/00                  248.85                  266.60                 181.25
            6/16/00                  239.12                  248.92                 185.63
            6/23/00                  228.97                  244.86                 192.50
            6/30/00                  238.70                  252.52                 215.00
             7/7/00                  247.80                  251.46                 208.13
            7/14/00                  245.40                  251.39                 206.25
            7/21/00                  242.78                  254.42                 201.25
            7/28/00                  225.31                  224.33                 203.75
             8/4/00                  240.79                  230.59                 208.13
            8/11/00                  241.84                  236.28                 205.63
            8/18/00                  236.40                  233.78                 206.88
            8/25/00                  237.24                  224.44                 208.75
             9/1/00                  236.19                  218.75                 211.88
             9/8/00                  233.58                  218.56                 210.00
            9/15/00                  236.92                  220.72                 205.00
            9/22/00                  241.53                  213.13                 200.00
            9/29/00                  248.43                  238.06                 202.50
            10/6/00                  252.82                  230.78                 203.75
           10/13/00                  250.73                  257.87                 202.50
           10/20/00                  257.22                  258.71                 192.50
           10/27/00                  273.33                  262.50                 190.00
            11/3/00                  300.73                  263.83                 192.50
           11/10/00                  296.76                  255.98                 190.00
           11/17/00                  312.76                  261.67                 196.25
           11/24/00                  304.39                  263.83                 200.00
            12/1/00                  310.67                  266.00                 217.50
            12/8/00                  311.19                  247.02                 231.25
           12/15/00                  290.06                  247.02                 226.25
           12/22/00                  279.71                  245.39                 207.50
           12/29/00                  285.15                  250.82                 212.50
             1/5/01                  277.62                  250.02                 211.25
            1/12/01                  274.69                  240.53                 217.50
            1/19/01                  290.17                  242.69                 210.00
            1/26/01                  296.97                  264.93                 214.38
             2/2/01                  289.96                  249.53                 237.00
             2/9/01                  303.45                  263.34                 239.00
            2/16/01                  300.52                  286.57                 234.00
            2/23/01                  298.43                  284.78                 220.00
             3/2/01                  299.48                  286.68                 235.50
             3/9/01                  304.81                  277.91                 233.00
            3/16/01                  287.66                  253.55                 221.00
            3/23/01                  294.14                  240.99                 209.00
            3/30/01                  306.80                  258.63                 197.00
             4/6/01                  300.84                  245.69                 209.00
            4/13/01                  303.35                  253.62                 213.50
            4/20/01                  313.49                  264.44                 214.00
            4/27/01                  325.00                  297.12                 230.50


Notes:
---------------------
(1) The casual dining restaurant sector includes Applebee's International, Brinker International, CBRL Group, Darden Restaurants, and Ruby Tuesday.
(2) The steakhouse restaurant sector includes Lone Star Steakhouse & Saloon, Outback Steakhouse, and RARE Hospitality International.

THREE YEAR INDEXED PRICE GRAPH OF MORTON'S V. RESTAURANT SECTORS

                                [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]

             ---------------------------------------------------------------------------------
                           CASUAL DINING             STEAKHOUSE           MORTON'S RESTAURANT
               DATE      RESTAURANT SECTOR(1)    RESTAURANT SECTOR(2)             GROUP
             ---------------------------------------------------------------------------------
                5/4/98                 100.00                  100.00                  100.00
                5/5/98                  98.88                   98.35                   96.70
                5/6/98                  98.74                   98.68                   98.48
                5/7/98                  98.17                   98.68                   99.24
                5/8/98                  97.47                   99.25                   99.75
               5/11/98                  97.05                   97.27                   99.49
               5/12/98                  97.19                   92.19                   99.75
               5/13/98                  97.33                   92.71                   99.75
               5/14/98                  96.70                   91.25                  100.00
               5/15/98                  96.42                   91.67                  100.00
               5/18/98                  95.92                   90.78                   99.49
               5/19/98                  96.49                   89.79                   99.49
               5/20/98                  94.45                   89.93                   98.98
               5/21/98                  93.89                   90.07                   98.98
               5/22/98                  91.99                   90.16                  100.51
               5/25/98                  91.99                   90.16                  100.51
               5/26/98                  90.02                   88.19                  100.51
               5/27/98                  92.20                   88.89                   97.97
               5/28/98                  92.76                   91.34                   97.97
               5/29/98                  91.71                   89.22                   97.72
                6/1/98                  90.44                   87.20                   98.73
                6/2/98                  90.23                   86.26                   98.73
                6/3/98                  87.77                   84.66                   98.60
                6/4/98                  88.62                   83.76                   97.72
                6/5/98                  89.32                   84.28                   97.46
                6/8/98                  90.51                   84.33                   97.46
                6/9/98                  90.16                   84.52                   97.46
               6/10/98                  88.26                   83.86                   97.97
               6/11/98                  86.72                   81.88                   97.72
               6/12/98                  87.07                   80.56                   97.97
               6/15/98                  86.65                   80.47                   98.22
               6/16/98                  86.93                   81.18                   98.22
               6/17/98                  88.69                   81.65                   98.48
               6/18/98                  88.97                   82.02                   97.46
               6/19/98                  87.98                   82.73                   97.46
               6/22/98                  89.39                   83.48                   97.46
               6/23/98                  87.77                   82.73                   97.46
               6/24/98                  89.39                   84.75                   97.21
               6/25/98                  88.55                   85.32                   97.21
               6/26/98                  88.83                   84.61                   97.21
               6/29/98                  87.98                   86.68                   97.46
               6/30/98                  88.19                   88.94                   97.72
                7/1/98                  89.18                   89.88                   98.48
                7/2/98                  89.25                   90.45                   98.22
                7/3/98                  89.25                   90.45                   98.22
                7/6/98                  89.53                   89.51                   96.45
                7/7/98                  87.63                   88.38                   95.43
                7/8/98                  87.91                   88.19                   95.94
                7/9/98                  87.56                   87.34                   96.45
               7/10/98                  87.00                   87.86                   96.45
               7/13/98                  85.80                   86.49                   97.21
               7/14/98                  86.86                   87.81                   95.94
               7/15/98                  86.23                   87.48                   96.45
               7/16/98                  85.73                   86.35                   96.95
               7/17/98                  86.44                   86.92                   96.45
               7/20/98                  85.73                   88.52                   95.43
               7/21/98                  84.82                   87.29                   95.43
               7/22/98                  83.77                   87.01                   95.43
               7/23/98                  83.49                   85.65                   95.18
               7/24/98                  83.20                   83.53                   93.91
               7/27/98                  83.20                   82.49                   94.42
               7/28/98                  82.64                   81.13                   94.42
               7/29/98                  81.10                   80.28                   93.40
               7/30/98                  82.29                   80.47                   93.40
               7/31/98                  81.94                   78.40                   93.15
                8/3/98                  81.45                   73.74                   93.40
                8/4/98                  76.88                   74.68                   93.15
                8/5/98                  77.16                   73.08                   92.89
                8/6/98                  79.48                   72.80                   93.40
                8/7/98                  80.53                   73.69                   93.40
               8/10/98                  80.67                   74.54                   93.15
               8/11/98                  78.29                   72.99                   91.88
               8/12/98                  80.18                   71.58                   91.88
               8/13/98                  78.85                   70.40                   91.88
               8/14/98                  78.14                   70.78                   91.62
               8/17/98                  77.79                   70.40                   81.22
               8/18/98                  78.43                   72.28                   81.22
               8/19/98                  78.57                   72.89                   84.77
               8/20/98                  79.13                   70.96                   85.79
               8/21/98                  78.07                   72.24                   86.29
               8/24/98                  78.14                   71.86                   86.04
               8/25/98                  78.29                   71.44                   86.04
               8/26/98                  76.81                   71.25                   86.29
               8/27/98                  75.12                   67.67                   84.26
               8/28/98                  73.72                   66.96                   85.28
               8/31/98                  67.96                   65.08                   85.03
                9/1/98                  69.99                   62.78                   85.03
                9/2/98                  69.57                   62.26                   84.52
                9/3/98                  68.52                   60.94                   84.52
                9/4/98                  69.36                   59.34                   84.26
                9/7/98                  69.36                   59.34                   84.26
                9/8/98                  71.33                   60.19                   84.52
                9/9/98                  69.29                   58.82                   84.77
               9/10/98                  68.10                   59.53                   84.26
               9/11/98                  69.99                   59.86                   84.01
               9/14/98                  70.56                   59.25                   85.79
               9/15/98                  70.13                   59.06                   86.55
               9/16/98                  70.06                   59.72                   86.55
               9/17/98                  68.94                   57.55                   87.56
               9/18/98                  71.12                   59.15                   87.82
               9/21/98                  71.47                   58.07                   87.82
               9/22/98                  72.52                   57.60                   88.07
               9/23/98                  73.72                   60.56                   87.56
               9/24/98                  71.96                   61.41                   87.56
               9/25/98                  70.70                   62.02                   87.82
               9/28/98                  69.71                   58.96                   87.82
               9/29/98                  69.92                   57.69                   86.80
               9/30/98                  68.59                   58.07                   87.31
               10/1/98                  67.11                   56.99                   86.55
               10/2/98                  68.10                   56.85                   86.55
               10/5/98                  66.62                   52.85                   86.29
               10/6/98                  65.21                   55.53                   79.95
               10/7/98                  64.72                   55.58                   52.79
               10/8/98                  63.39                   51.91                   51.78
               10/9/98                  63.88                   54.26                   52.79
              10/12/98                  67.11                   54.96                   53.05
              10/13/98                  67.67                   54.12                   53.30
              10/14/98                  67.53                   55.15                   53.30
              10/15/98                  69.99                   57.93                   53.30
              10/16/98                  72.45                   60.28                   57.61
              10/19/98                  73.44                   63.29                   64.72
              10/20/98                  72.52                   65.27                   63.96
              10/21/98                  74.07                   64.99                   64.72
              10/22/98                  75.76                   64.89                   64.97
              10/23/98                  75.76                   65.46                   64.72
              10/26/98                  77.23                   66.02                   68.53
              10/27/98                  76.60                   67.15                   72.08
              10/28/98                  76.18                   65.22                   73.86
              10/29/98                  75.47                   66.49                   74.87
              10/30/98                  76.74                   70.07                   79.19
               11/2/98                  78.78                   68.99                   80.20
               11/3/98                  78.22                   67.67                   80.20
               11/4/98                  76.95                   70.49                   79.95
               11/5/98                  80.39                   72.05                   81.73
               11/6/98                  80.74                   73.13                   81.22
               11/9/98                  79.69                   72.99                   81.73
              11/10/98                  79.27                   72.56                   81.47
              11/11/98                  78.43                   72.19                   80.20
              11/12/98                  78.29                   71.01                   80.46
              11/13/98                  78.22                   71.01                   79.70
              11/16/98                  79.13                   72.56                   80.96
              11/17/98                  77.23                   72.56                   80.20
              11/18/98                  77.09                   71.91                   80.96
              11/19/98                  78.14                   74.12                   80.96
              11/20/98                  77.93                   73.41                   80.46
              11/23/98                  79.27                   74.40                   80.96
              11/24/98                  78.99                   71.95                   80.46
              11/25/98                  79.62                   71.81                   80.96
              11/26/98                  79.62                   71.81                   80.96
              11/27/98                  80.04                   71.91                   80.71
              11/30/98                  79.34                   70.82                   80.71
               12/1/98                  79.27                   71.34                   78.93
               12/2/98                  79.55                   73.55                   78.93
               12/3/98                  78.71                   72.24                   78.93
               12/4/98                  78.99                   71.62                   78.93
               12/7/98                  78.71                   73.32                   78.93
               12/8/98                  79.97                   72.99                   79.19
               12/9/98                  79.83                   74.59                   78.93
              12/10/98                  80.11                   74.49                   79.70
              12/11/98                  79.34                   73.08                   78.68
              12/14/98                  79.48                   71.86                   78.68
              12/15/98                  78.92                   71.15                   78.68
              12/16/98                  78.43                   71.48                   79.70
              12/17/98                  79.41                   70.16                   79.95
              12/18/98                  79.13                   73.32                   80.20
              12/21/98                  79.83                   76.52                   76.65
              12/22/98                  79.83                   75.62                   75.38
              12/23/98                  80.32                   76.80                   77.16
              12/24/98                  80.74                   78.31                   77.16
              12/25/98                  80.74                   78.31                   77.16
              12/28/98                  80.25                   76.38                   76.90
              12/29/98                  81.87                   77.04                   77.16
              12/30/98                  83.77                   79.44                   76.90
              12/31/98                  86.58                   80.89                   76.65
                1/1/99                  86.58                   80.89                   76.65
                1/4/99                  85.66                   79.20                   76.90
                1/5/99                  84.89                   78.59                   77.16
                1/6/99                  85.45                   77.88                   76.90
                1/7/99                  84.19                   74.96                   76.40
                1/8/99                  83.20                   74.21                   76.65
               1/11/99                  83.06                   74.64                   76.14
               1/12/99                  80.67                   74.02                   76.14
               1/13/99                  81.10                   72.66                   75.63
               1/14/99                  80.74                   71.25                   75.63
               1/15/99                  81.80                   72.28                   73.10
               1/18/99                  81.80                   72.28                   73.10
               1/19/99                  84.40                   73.60                   72.08
               1/20/99                  84.33                   73.84                   73.10
               1/21/99                  82.57                   74.35                   73.10
               1/22/99                  82.29                   74.12                   72.84
               1/25/99                  83.06                   75.20                   74.11
               1/26/99                  82.99                   78.16                   73.10
               1/27/99                  81.66                   78.45                   73.60
               1/28/99                  83.70                   76.00                   73.60
               1/29/99                  82.43                   75.86                   73.86
                2/1/99                  84.54                   77.65                   72.59
                2/2/99                  83.84                   77.22                   72.13
                2/3/99                  83.98                   78.12                   72.08
                2/4/99                  84.68                   79.67                   71.57
                2/5/99                  84.96                   80.05                   71.07
                2/8/99                  84.75                   80.24                   69.04
                2/9/99                  83.91                   80.05                   70.05
               2/10/99                  83.42                   81.65                   69.80
               2/11/99                  85.66                   84.71                   72.59
               2/12/99                  84.05                   83.20                   73.10
               2/15/99                  84.05                   83.20                   73.10
               2/16/99                  86.16                   84.75                   73.10
               2/17/99                  83.70                   82.31                   73.10
               2/18/99                  84.75                   85.32                   72.84
               2/19/99                  85.24                   88.99                   72.84
               2/22/99                  87.63                   88.80                   72.59
               2/23/99                  87.42                   88.47                   72.84
               2/24/99                  86.65                   86.64                   72.34
               2/25/99                  86.09                   83.48                   72.84
               2/26/99                  85.95                   85.32                   72.59
                3/1/99                  85.80                   87.58                   71.32
                3/2/99                  85.24                   90.54                   70.05
                3/3/99                  84.33                   93.08                   69.54
                3/4/99                  84.33                   90.73                   69.04
                3/5/99                  84.40                   90.54                   69.04
                3/8/99                  84.47                   93.98                   69.04
                3/9/99                  86.23                   94.45                   65.48
               3/10/99                  87.42                   93.98                   67.01
               3/11/99                  87.98                   92.61                   68.78
               3/12/99                  87.70                   92.09                   67.77
               3/15/99                  87.70                   92.61                   67.01
               3/16/99                  87.35                   93.98                   68.02
               3/17/99                  87.70                   92.47                   67.77
               3/18/99                  87.21                   93.79                   68.53
               3/19/99                  86.58                   91.81                   67.77
               3/22/99                  84.89                   90.07                   68.27
               3/23/99                  81.52                   90.92                   67.77
               3/24/99                  81.59                   92.00                   67.01
               3/25/99                  84.12                   93.27                   66.50
               3/26/99                  84.61                   94.12                   66.24
               3/29/99                  86.09                   92.89                   66.24
               3/30/99                  84.82                   92.14                   66.75
               3/31/99                  86.02                   93.55                   62.94
                4/1/99                  85.95                   96.52                   63.45
                4/2/99                  85.95                   96.52                   63.45
                4/5/99                  84.05                   94.49                   62.94
                4/6/99                  81.94                   93.32                   62.18
                4/7/99                  82.01                   92.19                   57.87
                4/8/99                  81.87                   92.99                   56.85
                4/9/99                  83.13                   93.69                   57.11
               4/12/99                  83.42                   93.65                   56.35
               4/13/99                  83.84                  102.12                   57.11
               4/14/99                  82.92                  102.87                   59.64
               4/15/99                  82.64                  103.44                   60.66
               4/16/99                  82.99                  103.91                   63.45
               4/19/99                  83.42                  105.41                   63.96
               4/20/99                  83.49                  107.34                   65.48
               4/21/99                  84.47                  106.40                   69.04
               4/22/99                  86.23                  109.22                   70.05
               4/23/99                  87.21                  110.45                   69.04
               4/26/99                  87.98                  105.36                   69.29
               4/27/99                  88.05                  104.42                   69.54
               4/28/99                  88.33                  101.41                   69.80
               4/29/99                  89.67                  104.28                   69.29
               4/30/99                  89.74                  105.22                   69.04
                5/3/99                  90.79                  104.71                   69.54
                5/4/99                  91.08                  105.04                   70.56
                5/5/99                  90.72                  106.02                   71.83
                5/6/99                  91.50                  105.41                   71.57
                5/7/99                  92.06                  103.53                   71.57
               5/10/99                  92.76                  105.36                   71.57
               5/11/99                  94.31                  110.07                   70.81
               5/12/99                  94.73                  111.34                   71.57
               5/13/99                  93.82                  109.60                   71.57
               5/14/99                  93.32                  107.53                   71.07
               5/17/99                  93.11                  105.22                   71.07
               5/18/99                  92.62                  102.96                   71.07
               5/19/99                  92.97                  102.73                   71.32
               5/20/99                  91.00                  106.68                   71.32
               5/21/99                  90.72                  107.86                   72.59
               5/24/99                  89.39                  106.16                   73.10
               5/25/99                  89.53                  106.02                   72.59
               5/26/99                  89.46                  109.88                   72.84
               5/27/99                  88.90                  108.14                   72.34
               5/28/99                  89.74                  109.88                   71.57
               5/31/99                  89.74                  109.88                   71.57
                6/1/99                  89.67                  108.28                   71.57
                6/2/99                  89.25                  108.28                   71.83
                6/3/99                  89.67                  108.52                   71.57
                6/4/99                  91.78                  110.31                   72.08
                6/7/99                  92.06                  111.34                   72.08
                6/8/99                  90.93                  109.69                   72.59
                6/9/99                  90.23                  110.31                   74.62
               6/10/99                  91.29                  111.67                   74.11
               6/11/99                  91.08                  110.07                   74.62
               6/14/99                  90.72                  107.86                   74.62
               6/15/99                  91.36                  106.40                   74.87
               6/16/99                  91.15                  107.76                   76.40
               6/17/99                  92.13                  108.99                   76.65
               6/18/99                  91.85                  110.68                   76.65
               6/21/99                  91.71                  111.34                   76.90
               6/22/99                  90.44                  111.11                   76.65
               6/23/99                  89.67                  114.54                   76.65
               6/24/99                  89.18                  114.82                   76.14
               6/25/99                  89.39                  113.88                   76.14
               6/28/99                  90.09                  115.06                   76.14
               6/29/99                  91.08                  117.74                   77.66
               6/30/99                  91.00                  118.40                   77.41
                7/1/99                  93.04                  119.15                   76.40
                7/2/99                  93.75                  118.68                   76.27
                7/5/99                  93.75                  118.68                   76.27
                7/6/99                  93.25                  117.93                   75.63
                7/7/99                  93.46                  114.12                   76.90
                7/8/99                  92.97                  111.15                   78.17
                7/9/99                  94.10                  111.25                   78.17
               7/12/99                  93.25                  111.76                   79.19
               7/13/99                  93.18                  113.74                   79.19
               7/14/99                  94.59                  113.04                   79.19
               7/15/99                  94.87                  112.56                   79.70
               7/16/99                  96.56                  113.32                   80.20
               7/19/99                  96.21                  115.15                   80.96
               7/20/99                  94.45                  112.94                   81.47
               7/21/99                  94.10                  112.42                   82.74
               7/22/99                  92.62                  111.34                   80.46
               7/23/99                  92.34                  108.89                   81.22
               7/26/99                  92.34                  106.78                   80.46
               7/27/99                  93.25                  103.11                   80.20
               7/28/99                  91.64                  104.38                   78.68
               7/29/99                  92.76                  102.87                   78.17
               7/30/99                  93.75                  102.26                   76.65
                8/2/99                  92.34                  100.42                   77.16
                8/3/99                  91.99                  101.88                   78.17
                8/4/99                  90.93                  100.38                   76.65
                8/5/99                  91.43                   97.13                   75.38
                8/6/99                  90.37                   96.00                   75.38
                8/9/99                  88.62                   95.67                   74.11
               8/10/99                  87.70                   94.02                   74.11
               8/11/99                  89.39                   95.67                   73.10
               8/12/99                  88.55                   94.31                   72.59
               8/13/99                  89.60                   94.87                   72.59
               8/16/99                  89.67                   92.38                   72.08
               8/17/99                  89.81                   93.79                   72.08
               8/18/99                  89.95                   91.06                   70.81
               8/19/99                  89.18                   89.36                   70.81
               8/20/99                  89.46                   89.08                   72.08
               8/23/99                  89.95                   88.56                   72.59
               8/24/99                  89.88                   85.13                   73.10
               8/25/99                  89.46                   85.55                   72.08
               8/26/99                  89.60                   89.13                   72.08
               8/27/99                  89.39                   90.40                   72.08
               8/30/99                  87.49                   90.73                   73.86
               8/31/99                  85.95                   90.35                   77.16
                9/1/99                  87.28                   89.88                   76.65
                9/2/99                  86.37                   89.08                   76.14
                9/3/99                  87.98                   90.35                   75.13
                9/6/99                  87.98                   90.35                   75.13
                9/7/99                  87.91                   89.08                   74.62
                9/8/99                  86.44                   87.20                   74.87
                9/9/99                  86.16                   84.80                   73.86
               9/10/99                  88.26                   90.49                   74.62
               9/13/99                  89.81                   91.81                   73.10
               9/14/99                  90.37                   91.39                   72.84
               9/15/99                  90.58                   92.05                   72.84
               9/16/99                  87.56                   89.60                   72.34
               9/17/99                  89.11                   90.78                   72.08
               9/20/99                  86.58                   89.74                   75.63
               9/21/99                  86.44                   88.56                   74.62
               9/22/99                  86.51                   90.54                   73.86
               9/23/99                  86.30                   89.60                   73.10
               9/24/99                  87.28                   88.99                   72.34
               9/27/99                  88.40                   90.07                   72.08
               9/28/99                  88.33                   88.33                   70.81
               9/29/99                  88.40                   86.35                   71.07
               9/30/99                  90.30                   85.32                   71.32
               10/1/99                  88.40                   86.21                   70.56
               10/4/99                  88.48                   85.98                   70.56
               10/5/99                  88.55                   84.99                   70.81
               10/6/99                  88.05                   85.51                   70.81
               10/7/99                  87.21                   85.74                   70.81
               10/8/99                  88.26                   85.36                   70.56
              10/11/99                  87.49                   86.02                   70.56
              10/12/99                  86.93                   84.05                   72.59
              10/13/99                  86.23                   78.78                   71.57
              10/14/99                  84.75                   81.18                   71.57
              10/15/99                  84.82                   79.34                   71.07
              10/18/99                  84.82                   75.72                   69.04
              10/19/99                  85.80                   75.25                   69.04
              10/20/99                  85.66                   76.33                   69.54
              10/21/99                  85.73                   74.82                   72.84
              10/22/99                  85.95                   74.40                   71.57
              10/25/99                  85.52                   72.66                   71.07
              10/26/99                  84.68                   75.11                   70.05
              10/27/99                  84.75                   76.14                   70.30
              10/28/99                  84.96                   75.01                   70.30
              10/29/99                  85.66                   79.44                   70.56
               11/1/99                  86.37                   78.31                   71.32
               11/2/99                  88.05                   78.73                   71.32
               11/3/99                  89.74                   78.07                   69.80
               11/4/99                  89.81                   77.98                   69.29
               11/5/99                  89.04                   78.02                   69.80
               11/8/99                  88.55                   76.05                   69.04
               11/9/99                  87.98                   73.88                   69.04
              11/10/99                  88.55                   76.05                   69.54
              11/11/99                  88.62                   74.96                   69.04
              11/12/99                  89.74                   77.46                   63.71
              11/15/99                  90.23                   80.00                   63.71
              11/16/99                  91.22                   81.27                   63.71
              11/17/99                  90.09                   81.04                   63.45
              11/18/99                  88.83                   81.55                   56.09
              11/19/99                  86.93                   80.33                   57.61
              11/22/99                  86.51                   78.68                   56.85
              11/23/99                  85.87                   78.59                   54.82
              11/24/99                  85.73                   77.93                   56.35
              11/25/99                  85.73                   77.93                   56.35
              11/26/99                  85.73                   78.54                   57.36
              11/29/99                  85.95                   78.78                   59.90
              11/30/99                  86.09                   81.18                   60.66
               12/1/99                  86.30                   82.21                   60.66
               12/2/99                  86.30                   81.69                   60.91
               12/3/99                  84.75                   82.26                   61.42
               12/6/99                  82.99                   83.25                   61.42
               12/7/99                  82.29                   82.26                   60.91
               12/8/99                  79.83                   77.18                   61.42
               12/9/99                  78.00                   74.96                   62.44
              12/10/99                  77.65                   73.46                   62.94
              12/13/99                  76.88                   72.28                   62.18
              12/14/99                  76.81                   71.86                   61.42
              12/15/99                  76.81                   73.84                   61.68
              12/16/99                  76.67                   79.48                   61.93
              12/17/99                  78.29                   82.07                   62.94
              12/20/99                  78.07                   82.59                   62.94
              12/21/99                  80.25                   84.47                   62.69
              12/22/99                  82.36                   84.52                   62.44
              12/23/99                  83.91                   85.18                   61.93
              12/24/99                  83.91                   85.18                   61.93
              12/27/99                  84.61                   89.74                   62.18
              12/28/99                  84.75                   86.40                   63.45
              12/29/99                  85.31                   86.26                   63.96
              12/30/99                  85.31                   87.20                   62.94
              12/31/99                  86.86                   88.38                   62.94
                1/3/00                  83.27                   84.75                   61.93
                1/4/00                  82.36                   84.00                   60.91
                1/5/00                  82.99                   84.66                   61.42
                1/6/00                  82.43                   84.24                   62.44
                1/7/00                  82.71                   83.06                   65.48
               1/10/00                  83.35                   84.75                   64.47
               1/11/00                  83.20                   83.62                   64.47
               1/12/00                  82.64                   80.66                   64.47
               1/13/00                  83.63                   81.74                   64.47
               1/14/00                  85.03                   85.46                   62.94
               1/17/00                  85.03                   85.46                   62.94
               1/18/00                  84.82                   84.38                   64.47
               1/19/00                  85.38                   84.52                   65.48
               1/20/00                  85.80                   83.01                   66.50
               1/21/00                  85.80                   82.26                   67.01
               1/24/00                  85.52                   81.84                   67.51
               1/25/00                  83.91                   82.21                   67.51
               1/26/00                  84.47                   82.49                   67.51
               1/27/00                  84.05                   85.18                   68.02
               1/28/00                  82.71                   82.45                   67.51
               1/31/00                  81.45                   80.28                   67.01
                2/1/00                  81.24                   79.72                   67.51
                2/2/00                  81.59                   78.87                   67.01
                2/3/00                  83.20                   81.46                   66.50
                2/4/00                  84.54                   82.45                   66.50
                2/7/00                  84.19                   86.07                   66.75
                2/8/00                  85.66                   86.54                   67.01
                2/9/00                  84.61                   81.51                   67.01
               2/10/00                  81.31                   81.98                   67.26
               2/11/00                  79.76                   80.14                   67.26
               2/14/00                  79.20                   77.74                   67.77
               2/15/00                  80.32                   78.73                   67.26
               2/16/00                  83.06                   78.07                   67.51
               2/17/00                  81.66                   80.14                   67.51
               2/18/00                  80.39                   82.45                   68.02
               2/21/00                  80.39                   82.45                   68.02
               2/22/00                  81.80                   82.45                   68.27
               2/23/00                  81.66                   83.95                   69.04
               2/24/00                  79.62                   83.44                   69.04
               2/25/00                  78.78                   85.18                   71.07
               2/28/00                  78.99                   85.65                   71.07
               2/29/00                  80.53                   85.32                   71.07
                3/1/00                  79.69                   87.58                   69.04
                3/2/00                  78.78                   87.86                   68.53
                3/3/00                  81.45                   89.08                   67.51
                3/6/00                  82.92                   88.33                   69.04
                3/7/00                  81.17                   84.56                   71.57
                3/8/00                  80.39                   83.58                   73.60
                3/9/00                  81.24                   85.18                   74.37
               3/10/00                  81.52                   85.08                   73.86
               3/13/00                  81.24                   82.82                   73.10
               3/14/00                  80.32                   82.64                   73.10
               3/15/00                  82.85                   84.80                   73.60
               3/16/00                  86.44                   90.26                   74.62
               3/17/00                  85.10                   92.38                   75.13
               3/20/00                  84.33                   92.42                   75.63
               3/21/00                  86.44                   96.28                   75.13
               3/22/00                  85.03                   96.19                   78.68
               3/23/00                  85.10                   96.94                   77.66
               3/24/00                  84.61                   97.08                   80.20
               3/27/00                  84.82                   94.12                   80.20
               3/28/00                  84.68                   92.99                   80.46
               3/29/00                  87.98                   93.98                   78.93
               3/30/00                  90.65                   96.00                   78.43
               3/31/00                  93.18                   99.01                   77.41
                4/3/00                  93.89                  101.79                   77.16
                4/4/00                  93.11                   96.89                   75.63
                4/5/00                  92.06                   99.48                   75.13
                4/6/00                  92.69                  101.04                   75.13
                4/7/00                  94.03                  101.79                   75.13
               4/10/00                  93.96                   99.72                   76.14
               4/11/00                  94.52                  106.40                   75.63
               4/12/00                  95.36                  105.08                   75.63
               4/13/00                  94.66                  104.00                   75.63
               4/14/00                  92.34                  101.79                   73.60
               4/17/00                  91.99                  102.35                   73.10
               4/18/00                  92.34                  105.60                   73.10
               4/19/00                  94.73                  106.16                   74.11
               4/20/00                  98.17                  106.31                   74.37
               4/21/00                  98.17                  106.31                   74.37
               4/24/00                 100.07                  107.58                   74.62
               4/25/00                 103.02                  112.47                   75.89
               4/26/00                 105.90                  112.80                   76.14
               4/27/00                 105.90                  113.93                   75.89
               4/28/00                 103.30                  116.89                   77.16
                5/1/00                 105.20                  116.75                   78.68
                5/2/00                 103.72                  115.58                   78.43
                5/3/00                 101.83                  110.12                   76.40
                5/4/00                 102.11                  113.36                   76.40
                5/5/00                 104.50                  116.28                   77.41
                5/8/00                 104.08                  115.39                   77.16
                5/9/00                 105.41                  115.91                   77.16
               5/10/00                 106.54                  113.88                   77.16
               5/11/00                 108.29                  120.28                   76.14
               5/12/00                 107.59                  119.62                   76.14
               5/15/00                 109.28                  119.67                   76.65
               5/16/00                 111.10                  121.84                   76.40
               5/17/00                 108.15                  118.96                   77.16
               5/18/00                 106.11                  116.42                   77.16
               5/19/00                 104.08                  112.42                   77.16
               5/22/00                 102.11                  110.40                   77.16
               5/23/00                 104.08                  111.39                   77.16
               5/24/00                 103.79                  108.99                   75.63
               5/25/00                 101.69                  105.65                   76.65
               5/26/00                 100.28                  109.22                   75.13
               5/29/00                 100.28                  109.22                   75.13
               5/30/00                 102.25                  109.22                   74.87
               5/31/00                  98.24                  106.02                   74.62
                6/1/00                  99.58                  105.27                   74.62
                6/2/00                 101.83                  108.66                   74.62
                6/5/00                 103.02                  108.85                   74.87
                6/6/00                 102.25                  109.98                   73.86
                6/7/00                 103.87                  111.53                   73.35
                6/8/00                 102.60                  111.25                   74.11
                6/9/00                 102.74                  110.21                   73.60
               6/12/00                 100.98                  110.35                   74.62
               6/13/00                 101.12                  108.80                   73.35
               6/14/00                 100.77                  107.25                   74.62
               6/15/00                  99.79                  105.27                   75.63
               6/16/00                  98.88                  102.87                   75.38
               6/19/00                  97.26                   99.39                   77.16
               6/20/00                  97.19                   98.68                   77.16
               6/21/00                  95.92                  101.08                   77.16
               6/22/00                  95.57                  101.13                   77.92
               6/23/00                  94.66                  101.22                   78.17
               6/26/00                  98.24                  101.60                   81.22
               6/27/00                  97.96                  102.26                   84.26
               6/28/00                  99.30                  105.60                   85.79
               6/29/00                  99.93                  103.67                   86.29
               6/30/00                  98.45                  104.38                   87.31
                7/3/00                  98.38                  105.22                   86.55
                7/4/00                  98.38                  105.22                   86.55
                7/5/00                  97.19                  103.76                   85.79
                7/6/00                  99.51                  101.69                   84.77
                7/7/00                 102.32                  103.95                   84.52
               7/10/00                 102.74                  100.56                   83.76
               7/11/00                 103.87                  102.87                   83.25
               7/12/00                 104.36                  104.33                   83.25
               7/13/00                 100.84                  105.79                   83.76
               7/14/00                 101.26                  103.91                   83.76
               7/17/00                 102.04                  103.06                   83.76
               7/18/00                 100.28                  102.82                   82.99
               7/19/00                  99.86                  100.89                   82.23
               7/20/00                 101.19                  104.71                   81.73
               7/21/00                 100.21                  105.18                   81.73
               7/24/00                  98.95                  100.28                   82.74
               7/25/00                  98.81                   94.35                   81.47
               7/26/00                 100.14                   95.25                   81.98
               7/27/00                  93.82                   93.22                   82.99
               7/28/00                  92.97                   92.71                   82.74
               7/31/00                  92.55                   91.91                   83.25
                8/1/00                  94.80                   92.14                   82.74
                8/2/00                  96.21                   92.71                   83.25
                8/3/00                  97.19                   92.47                   83.50
                8/4/00                  99.37                   95.29                   84.52
                8/7/00                  99.37                   96.99                   84.26
                8/8/00                  98.10                   96.94                   83.50
                8/9/00                  97.75                   95.62                   83.50
               8/10/00                  98.24                   98.54                   83.50
               8/11/00                  99.86                   97.65                   83.50
               8/14/00                  98.31                   98.96                   83.50
               8/15/00                  97.12                   98.12                   83.76
               8/16/00                  96.91                   96.89                   83.50
               8/17/00                  98.03                   96.52                   83.50
               8/18/00                  97.68                   96.61                   84.01
               8/21/00                  98.17                   95.25                   85.53
               8/22/00                  98.10                   95.20                   85.03
               8/23/00                  98.24                   94.68                   85.28
               8/24/00                  98.17                   92.38                   84.77
               8/25/00                  97.89                   92.75                   84.77
               8/28/00                  96.84                   90.92                   83.76
               8/29/00                  96.06                   90.68                   84.77
               8/30/00                  96.77                   91.11                   85.53
               8/31/00                  96.91                   89.88                   85.28
                9/1/00                  97.54                   90.40                   86.04
                9/4/00                  97.54                   90.40                   86.04
                9/5/00                  95.50                   91.72                   85.28
                9/6/00                  97.75                   93.93                   85.53
                9/7/00                  97.96                   91.67                   85.28
                9/8/00                  96.49                   90.35                   85.28
               9/11/00                  96.56                   89.18                   85.03
               9/12/00                  97.12                   91.01                   85.03
               9/13/00                  98.03                   90.78                   85.28
               9/14/00                  97.54                   92.47                   85.28
               9/15/00                  97.89                   91.25                   83.25
               9/18/00                  95.64                   90.12                   83.25
               9/19/00                  95.85                   89.46                   83.25
               9/20/00                  97.47                   88.89                   83.76
               9/21/00                  99.09                   88.00                   83.76
               9/22/00                  99.79                   88.09                   81.22
               9/25/00                 101.34                   90.21                   82.74
               9/26/00                 101.12                   90.54                   82.23
               9/27/00                 100.70                   89.27                   82.23
               9/28/00                 101.97                   95.81                   81.73
               9/29/00                 102.53                   98.40                   82.23
               10/2/00                 102.88                  102.82                   81.73
               10/3/00                 101.12                  100.47                   81.47
               10/4/00                 103.58                   99.06                   82.23
               10/5/00                 106.32                  100.09                   83.25
               10/6/00                 104.36                   95.39                   82.74
               10/9/00                 105.20                   97.74                   82.74
              10/10/00                 106.04                   98.07                   82.74
              10/11/00                 104.43                   99.86                   82.23
              10/12/00                 100.21                  100.33                   82.49
              10/13/00                 103.44                  106.59                   82.23
              10/16/00                 104.85                  106.68                   82.23
              10/17/00                 102.46                  104.42                   82.49
              10/18/00                 102.74                  106.02                   79.70
              10/19/00                 103.65                  105.74                   78.43
              10/20/00                 106.18                  106.92                   78.17
              10/23/00                 108.50                  110.78                   78.68
              10/24/00                 108.57                  110.87                   78.68
              10/25/00                 108.15                  104.14                   78.68
              10/26/00                 108.78                  106.26                   77.41
              10/27/00                 112.79                  108.52                   77.16
              10/30/00                 117.99                  112.75                   77.16
              10/31/00                 119.75                  107.95                   77.16
               11/1/00                 120.38                  107.48                   77.16
               11/2/00                 122.49                  107.81                   78.17
               11/3/00                 124.10                  109.04                   78.17
               11/6/00                 122.07                  105.60                   78.68
               11/7/00                 122.98                  106.92                   79.19
               11/8/00                 122.91                  108.05                   79.19
               11/9/00                 122.49                  105.60                   78.43
              11/10/00                 122.49                  105.79                   77.16
              11/13/00                 123.54                  108.05                   77.16
              11/14/00                 125.58                  108.99                   78.68
              11/15/00                 128.11                  110.59                   79.19
              11/16/00                 127.69                  109.22                   79.70
              11/17/00                 129.09                  108.14                   79.70
              11/20/00                 128.11                  107.95                   79.70
              11/21/00                 126.42                  108.28                   80.20
              11/22/00                 123.54                  107.11                   80.71
              11/23/00                 123.54                  107.11                   80.71
              11/24/00                 125.65                  109.04                   81.22
              11/27/00                 122.84                  106.16                   82.74
              11/28/00                 123.82                  106.21                   82.74
              11/29/00                 127.41                  110.49                   83.76
              11/30/00                 126.42                  109.18                   83.76
               12/1/00                 128.32                  109.93                   88.32
               12/4/00                 128.67                  105.65                   92.13
               12/5/00                 127.34                   96.38                   95.43
               12/6/00                 122.70                   97.65                   94.42
               12/7/00                 125.79                   97.84                   94.16
               12/8/00                 128.46                  102.12                   93.91
              12/11/00                 127.69                  100.99                   93.15
              12/12/00                 127.83                   99.76                   92.64
              12/13/00                 126.21                  105.22                   92.13
              12/14/00                 119.89                  103.67                   92.13
              12/15/00                 119.75                  102.12                   91.88
              12/18/00                 123.40                  105.98                   89.34
              12/19/00                 121.93                  103.67                   88.07
              12/20/00                 114.90                  101.08                   86.55
              12/21/00                 113.42                   98.64                   84.26
              12/22/00                 115.46                  101.41                   84.26
              12/25/00                 115.46                  101.41                   84.26
              12/26/00                 112.93                   98.64                   84.26
              12/27/00                 116.94                   98.07                   85.28
              12/28/00                 119.26                  102.45                   87.31
              12/29/00                 117.64                  103.67                   86.29
                1/1/01                 117.64                  103.67                   86.29
                1/2/01                 111.81                   98.64                   85.28
                1/3/01                 117.57                  103.29                   85.28
                1/4/01                 115.95                  106.35                   85.79
                1/5/01                 114.55                  103.34                   85.79
                1/8/01                 115.18                  104.71                   85.79
                1/9/01                 112.93                   96.61                   86.80
               1/10/01                 112.79                   97.65                   88.32
               1/11/01                 113.98                   97.84                   89.34
               1/12/01                 113.42                   99.44                   88.32
               1/15/01                 113.42                   99.44                   88.32
               1/16/01                 115.95                  107.44                   90.36
               1/17/01                 117.78                  103.76                   88.32
               1/18/01                 118.13                  102.73                   85.28
               1/19/01                 119.75                  100.33                   85.28
               1/22/01                 121.29                   99.53                   85.28
               1/23/01                 123.82                  105.13                   86.80
               1/24/01                 123.89                  107.06                   87.82
               1/25/01                 123.40                  106.68                   85.28
               1/26/01                 122.56                  109.51                   87.06
               1/29/01                 123.40                  108.94                   88.28
               1/30/01                 123.68                  107.91                   92.39
               1/31/01                 123.82                  107.95                   91.57
                2/1/01                 122.91                  107.20                   94.21
                2/2/01                 119.68                  103.15                   96.24
                2/5/01                 118.06                  102.07                   96.24
                2/6/01                 123.40                  109.65                   95.84
                2/7/01                 126.56                  109.84                   97.14
                2/8/01                 125.02                  110.16                   96.65
                2/9/01                 125.30                  108.85                   97.06
               2/12/01                 127.55                  111.72                   97.26
               2/13/01                 127.41                  113.60                   96.65
               2/14/01                 126.91                  114.07                   96.24
               2/15/01                 124.81                  117.74                   95.43
               2/16/01                 124.03                  118.45                   95.03
               2/19/01                 124.03                  118.45                   95.03
               2/20/01                 125.79                  121.18                   94.42
               2/21/01                 123.26                  116.28                   91.37
               2/22/01                 123.82                  112.80                   90.36
               2/23/01                 123.19                  117.69                   89.34
               2/26/01                 124.39                  119.53                   89.54
               2/27/01                 122.21                  116.33                   95.47
               2/28/01                 121.50                  116.28                   95.27
                3/1/01                 122.49                  118.68                   95.03
                3/2/01                 123.61                  118.49                   95.63
                3/5/01                 122.56                  116.33                   95.43
                3/6/01                 122.28                  114.87                   95.43
                3/7/01                 124.74                  115.44                   96.65
                3/8/01                 125.72                  115.20                   96.45
                3/9/01                 125.79                  114.87                   94.62
               3/12/01                 125.09                  116.47                   93.16
               3/13/01                 124.24                  116.85                   91.37
               3/14/01                 121.93                  112.47                   89.34
               3/15/01                 120.10                  106.92                   89.75
               3/16/01                 118.69                  104.80                   89.75
               3/19/01                 120.94                  108.85                   89.75
               3/20/01                 118.48                  108.47                   88.53
               3/21/01                 119.33                  104.85                   87.63
               3/22/01                 119.04                   99.06                   84.26
               3/23/01                 121.36                   99.62                   84.87
               3/26/01                 122.77                   96.52                   84.47
               3/27/01                 124.39                  105.36                   84.14
               3/28/01                 124.03                  102.21                   81.42
               3/29/01                 125.51                  105.41                   81.50
               3/30/01                 126.63                  106.92                   80.00
                4/2/01                 125.93                  105.18                   81.22
                4/3/01                 122.07                  102.54                   83.65
                4/4/01                 122.21                  101.32                   83.45
                4/5/01                 126.00                  106.92                   84.06
                4/6/01                 124.17                  101.55                   84.87
                4/9/01                 124.60                  101.98                   84.51
               4/10/01                 128.11                  105.65                   85.24
               4/11/01                 126.14                  104.61                   86.09
               4/12/01                 125.16                  104.85                   86.70
               4/13/01                 125.16                  104.85                   86.70
               4/16/01                 125.30                  108.80                   85.48
               4/17/01                 124.95                  107.06                   86.29
               4/18/01                 128.60                  107.72                   86.34
               4/19/01                 129.59                  108.19                   86.58
               4/20/01                 129.37                  109.32                   86.90
               4/23/01                 129.66                  109.65                   86.34
               4/24/01                 129.16                  114.07                   86.34
               4/25/01                 131.34                  115.01                   87.31
               4/26/01                 131.97                  121.69                   90.15
               4/27/01                 134.15                  122.82                   93.60
               4/30/01                 135.21                  123.72                   97.10
                5/1/01                 136.19                  121.60                  110.86
                5/2/01                 136.61                  122.31                  112.16


Notes:
---------------------
(1) The casual dining restaurant sector includes Applebee's International, Brinker International, CBRL Group, Darden Restaurants, and Ruby Tuesday.
(2) The steakhouse restaurant sector includes Lone Star Steakhouse & Saloon, Outback Steakhouse, and RARE Hospitality International.

ONE YEAR INDEXED PRICE GRAPH OF MORTON'S V. RESTAURANT SECTORS

                                [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]

        -----------------------------------------------------------------------------------
                        CASUAL DINING             STEAKHOUSE          MORTON'S RESTAURANT
         DATE         RESTAURANT SECTOR(1)    RESTAURANT SECTOR(2)             GROUP
        -----------------------------------------------------------------------------------
            5/2/00                  100.00                  100.00                  100.00
            5/3/00                   98.17                   95.28                   97.41
            5/4/00                   98.44                   98.09                   97.41
            5/5/00                  100.75                  100.61                   98.71
            5/8/00                  100.34                   99.84                   98.38
            5/9/00                  101.63                  100.29                   98.38
           5/10/00                  102.71                   98.53                   98.38
           5/11/00                  104.40                  104.07                   97.09
           5/12/00                  103.73                  103.50                   97.09
           5/15/00                  105.35                  103.54                   97.73
           5/16/00                  107.11                  105.42                   97.41
           5/17/00                  104.27                  102.93                   98.38
           5/18/00                  102.30                  100.73                   98.38
           5/19/00                  100.34                   97.27                   98.38
           5/22/00                   98.44                   95.52                   98.38
           5/23/00                  100.34                   96.38                   98.38
           5/24/00                  100.07                   94.30                   96.44
           5/25/00                   98.04                   91.41                   97.73
           5/26/00                   96.68                   94.50                   95.79
           5/29/00                   96.68                   94.50                   95.79
           5/30/00                   98.58                   94.50                   95.47
           5/31/00                   94.72                   91.73                   95.15
            6/1/00                   96.00                   91.08                   95.15
            6/2/00                   98.17                   94.01                   95.15
            6/5/00                   99.32                   94.18                   95.47
            6/6/00                   98.58                   95.15                   94.17
            6/7/00                  100.14                   96.50                   93.53
            6/8/00                   98.92                   96.25                   94.50
            6/9/00                   99.05                   95.36                   93.85
           6/12/00                   97.36                   95.48                   95.15
           6/13/00                   97.49                   94.14                   93.53
           6/14/00                   97.15                   92.79                   95.15
           6/15/00                   96.21                   91.08                   96.44
           6/16/00                   95.33                   89.01                   96.12
           6/19/00                   93.77                   85.99                   98.38
           6/20/00                   93.70                   85.38                   98.38
           6/21/00                   92.48                   87.46                   98.38
           6/22/00                   92.14                   87.50                   99.35
           6/23/00                   91.26                   87.58                   99.68
           6/26/00                   94.72                   87.91                  103.56
           6/27/00                   94.44                   88.48                  107.44
           6/28/00                   95.73                   91.37                  109.39
           6/29/00                   96.34                   89.70                  110.03
           6/30/00                   94.92                   90.31                  111.33
            7/3/00                   94.85                   91.04                  110.36
            7/4/00                   94.85                   91.04                  110.36
            7/5/00                   93.70                   89.78                  109.39
            7/6/00                   95.93                   87.99                  108.09
            7/7/00                   98.64                   89.94                  107.77
           7/10/00                   99.05                   87.01                  106.80
           7/11/00                  100.14                   89.01                  106.15
           7/12/00                  100.61                   90.27                  106.15
           7/13/00                   97.22                   91.53                  106.80
           7/14/00                   97.63                   89.90                  106.80
           7/17/00                   98.37                   89.17                  106.80
           7/18/00                   96.68                   88.97                  105.83
           7/19/00                   96.27                   87.30                  104.85
           7/20/00                   97.56                   90.59                  104.21
           7/21/00                   96.61                   91.00                  104.21
           7/24/00                   95.39                   86.77                  105.50
           7/25/00                   95.26                   81.64                  103.88
           7/26/00                   96.54                   82.41                  104.53
           7/27/00                   90.45                   80.66                  105.83
           7/28/00                   89.63                   80.21                  105.50
           7/31/00                   89.23                   79.52                  106.15
            8/1/00                   91.40                   79.72                  105.50
            8/2/00                   92.75                   80.21                  106.15
            8/3/00                   93.70                   80.01                  106.47
            8/4/00                   95.80                   82.45                  107.77
            8/7/00                   95.80                   83.92                  107.44
            8/8/00                   94.58                   83.88                  106.47
            8/9/00                   94.24                   82.74                  106.47
           8/10/00                   94.72                   85.26                  106.47
           8/11/00                   96.27                   84.49                  106.47
           8/14/00                   94.78                   85.63                  106.47
           8/15/00                   93.63                   84.89                  106.80
           8/16/00                   93.43                   83.84                  106.47
           8/17/00                   94.51                   83.51                  106.47
           8/18/00                   94.17                   83.59                  107.12
           8/21/00                   94.65                   82.41                  109.06
           8/22/00                   94.58                   82.37                  108.41
           8/23/00                   94.72                   81.92                  108.74
           8/24/00                   94.65                   79.93                  108.09
           8/25/00                   94.38                   80.25                  108.09
           8/28/00                   93.36                   78.66                  106.80
           8/29/00                   92.62                   78.46                  108.09
           8/30/00                   93.29                   78.83                  109.06
           8/31/00                   93.43                   77.77                  108.74
            9/1/00                   94.04                   78.22                  109.71
            9/4/00                   94.04                   78.22                  109.71
            9/5/00                   92.07                   79.36                  108.74
            9/6/00                   94.24                   81.27                  109.06
            9/7/00                   94.44                   79.32                  108.74
            9/8/00                   93.02                   78.18                  108.74
           9/11/00                   93.09                   77.16                  108.41
           9/12/00                   93.63                   78.75                  108.41
           9/13/00                   94.51                   78.54                  108.74
           9/14/00                   94.04                   80.01                  108.74
           9/15/00                   94.38                   78.95                  106.15
           9/18/00                   92.21                   77.97                  106.15
           9/19/00                   92.41                   77.40                  106.15
           9/20/00                   93.97                   76.91                  106.80
           9/21/00                   95.53                   76.14                  106.80
           9/22/00                   96.21                   76.22                  103.56
           9/25/00                   97.70                   78.05                  105.50
           9/26/00                   97.49                   78.34                  104.85
           9/27/00                   97.09                   77.24                  104.85
           9/28/00                   98.31                   82.90                  104.21
           9/29/00                   98.85                   85.14                  104.85
           10/2/00                   99.19                   88.97                  104.21
           10/3/00                   97.49                   86.93                  103.88
           10/4/00                   99.86                   85.71                  104.85
           10/5/00                  102.51                   86.60                  106.15
           10/6/00                  100.61                   82.53                  105.50
           10/9/00                  101.42                   84.57                  105.50
          10/10/00                  102.24                   84.85                  105.50
          10/11/00                  100.68                   86.40                  104.85
          10/12/00                   96.61                   86.81                  105.18
          10/13/00                   99.73                   92.22                  104.85
          10/16/00                  101.08                   92.30                  104.85
          10/17/00                   98.78                   90.35                  105.18
          10/18/00                   99.05                   91.73                  101.62
          10/19/00                   99.93                   91.49                  100.00
          10/20/00                  102.37                   92.51                   99.68
          10/23/00                  104.61                   95.85                  100.32
          10/24/00                  104.67                   95.93                  100.32
          10/25/00                  104.27                   90.11                  100.32
          10/26/00                  104.88                   91.94                   98.71
          10/27/00                  108.74                   93.89                   98.38
          10/30/00                  113.75                   97.56                   98.38
          10/31/00                  115.45                   93.40                   98.38
           11/1/00                  116.06                   93.00                   98.38
           11/2/00                  118.09                   93.28                   99.68
           11/3/00                  119.65                   94.34                   99.68
           11/6/00                  117.68                   91.37                  100.32
           11/7/00                  118.56                   92.51                  100.97
           11/8/00                  118.50                   93.49                  100.97
           11/9/00                  118.09                   91.37                  100.00
          11/10/00                  118.09                   91.53                   98.38
          11/13/00                  119.11                   93.49                   98.38
          11/14/00                  121.07                   94.30                  100.32
          11/15/00                  123.51                   95.68                  100.97
          11/16/00                  123.10                   94.50                  101.62
          11/17/00                  124.46                   93.57                  101.62
          11/20/00                  123.51                   93.40                  101.62
          11/21/00                  121.88                   93.69                  102.27
          11/22/00                  119.11                   92.67                  102.91
          11/23/00                  119.11                   92.67                  102.91
          11/24/00                  121.14                   94.34                  103.56
          11/27/00                  118.43                   91.86                  105.50
          11/28/00                  119.38                   91.90                  105.50
          11/29/00                  122.83                   95.60                  106.80
          11/30/00                  121.88                   94.46                  106.80
           12/1/00                  123.71                   95.11                  112.62
           12/4/00                  124.05                   91.41                  117.48
           12/5/00                  122.76                   83.39                  121.68
           12/6/00                  118.29                   84.49                  120.39
           12/7/00                  121.27                   84.65                  120.06
           12/8/00                  123.85                   88.36                  119.74
          12/11/00                  123.10                   87.38                  118.77
          12/12/00                  123.24                   86.32                  118.12
          12/13/00                  121.68                   91.04                  117.48
          12/14/00                  115.58                   89.70                  117.48
          12/15/00                  115.45                   88.36                  117.15
          12/18/00                  118.97                   91.69                  113.92
          12/19/00                  117.55                   89.70                  112.30
          12/20/00                  110.77                   87.46                  110.36
          12/21/00                  109.35                   85.34                  107.44
          12/22/00                  111.31                   87.74                  107.44
          12/25/00                  111.31                   87.74                  107.44
          12/26/00                  108.88                   85.34                  107.44
          12/27/00                  112.74                   84.85                  108.74
          12/28/00                  114.97                   88.64                  111.33
          12/29/00                  113.41                   89.70                  110.03
            1/1/01                  113.41                   89.70                  110.03
            1/2/01                  107.79                   85.34                  108.74
            1/3/01                  113.35                   89.37                  108.74
            1/4/01                  111.79                   92.02                  109.39
            1/5/01                  110.43                   89.41                  109.39
            1/8/01                  111.04                   90.59                  109.39
            1/9/01                  108.88                   83.59                  110.68
           1/10/01                  108.74                   84.49                  112.62
           1/11/01                  109.89                   84.65                  113.92
           1/12/01                  109.35                   86.03                  112.62
           1/15/01                  109.35                   86.03                  112.62
           1/16/01                  111.79                   92.96                  115.21
           1/17/01                  113.55                   89.78                  112.62
           1/18/01                  113.89                   88.88                  108.74
           1/19/01                  115.45                   86.81                  108.74
           1/22/01                  116.94                   86.12                  108.74
           1/23/01                  119.38                   90.96                  110.68
           1/24/01                  119.44                   92.63                  111.97
           1/25/01                  118.97                   92.30                  108.74
           1/26/01                  118.16                   94.75                  111.00
           1/29/01                  118.97                   94.26                  112.57
           1/30/01                  119.24                   93.36                  117.80
           1/31/01                  119.38                   93.40                  116.76
            2/1/01                  118.50                   92.75                  120.13
            2/2/01                  115.38                   89.25                  122.72
            2/5/01                  113.82                   88.31                  122.72
            2/6/01                  118.97                   94.87                  122.20
            2/7/01                  122.02                   95.03                  123.86
            2/8/01                  120.53                   95.32                  123.24
            2/9/01                  120.80                   94.18                  123.75
           2/12/01                  122.97                   96.66                  124.01
           2/13/01                  122.83                   98.29                  123.24
           2/14/01                  122.36                   98.70                  122.72
           2/15/01                  120.33                  101.87                  121.68
           2/16/01                  119.58                  102.48                  121.17
           2/19/01                  119.58                  102.48                  121.17
           2/20/01                  121.27                  104.85                  120.39
           2/21/01                  118.83                  100.61                  116.50
           2/22/01                  119.38                   97.60                  115.21
           2/23/01                  118.77                  101.83                  113.92
           2/26/01                  119.92                  103.42                  114.17
           2/27/01                  117.82                  100.65                  121.73
           2/28/01                  117.14                  100.61                  121.48
            3/1/01                  118.09                  102.69                  121.17
            3/2/01                  119.17                  102.52                  121.94
            3/5/01                  118.16                  100.65                  121.68
            3/6/01                  117.89                   99.39                  121.68
            3/7/01                  120.26                   99.88                  123.24
            3/8/01                  121.21                   99.67                  122.98
            3/9/01                  121.27                   99.39                  120.65
           3/12/01                  120.60                  100.77                  118.78
           3/13/01                  119.78                  101.10                  116.50
           3/14/01                  117.55                   97.31                  113.92
           3/15/01                  115.79                   92.51                  114.43
           3/16/01                  114.43                   90.68                  114.43
           3/19/01                  116.60                   94.18                  114.43
           3/20/01                  114.23                   93.85                  112.88
           3/21/01                  115.04                   90.72                  111.74
           3/22/01                  114.77                   85.71                  107.44
           3/23/01                  117.01                   86.20                  108.22
           3/26/01                  118.36                   83.51                  107.70
           3/27/01                  119.92                   91.16                  107.29
           3/28/01                  119.58                   88.44                  103.82
           3/29/01                  121.00                   91.21                  103.92
           3/30/01                  122.09                   92.51                  102.01
            4/2/01                  121.41                   91.00                  103.56
            4/3/01                  117.68                   88.72                  106.67
            4/4/01                  117.82                   87.66                  106.41
            4/5/01                  121.48                   92.51                  107.18
            4/6/01                  119.72                   87.87                  108.22
            4/9/01                  120.12                   88.23                  107.75
           4/10/01                  123.51                   91.41                  108.69
           4/11/01                  121.61                   90.51                  109.77
           4/12/01                  120.66                   90.72                  110.55
           4/13/01                  120.66                   90.72                  110.55
           4/16/01                  120.80                   94.14                  109.00
           4/17/01                  120.46                   92.63                  110.03
           4/18/01                  123.98                   93.20                  110.08
           4/19/01                  124.93                   93.61                  110.39
           4/20/01                  124.73                   94.58                  110.81
           4/23/01                  125.00                   94.87                  110.08
           4/24/01                  124.53                   98.70                  110.08
           4/25/01                  126.63                   99.51                  111.33
           4/26/01                  127.24                  105.29                  114.95
           4/27/01                  129.34                  106.27                  119.35
           4/30/01                  130.35                  107.04                  123.81
            5/1/01                  131.30                  105.21                  141.36
            5/2/01                  131.71                  105.82                  143.02


Notes:
---------------------
(1) The casual dining restaurant sector includes Applebee's International, Brinker International, CBRL Group, Darden Restaurants, and Ruby Tuesday.
(2) The steakhouse restaurant sector includes Lone Star Steakhouse & Saloon, Outback Steakhouse, and RARE Hospitality International.

12 MONTHS FORWARD PRICE TO EARNINGS MULTIPLES (JULY 1992--FEBRUARY 2001)

                                [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]

           ---------------------------------------------------------------------------------
                            CASUAL DINING       STEAKHOUSE RESTAURANT   MORTON'S RESTAURANT
                  DATE   RESTAURANT SECTOR(1)         SECTOR(2)               GROUP
           ---------------------------------------------------------------------------------
                  7/92             19.9x                27.3x                 13.7x
                  8/92             21.0x                32.6x                 14.3x
                  9/92             22.8x                35.7x                 14.6x
                 10/92             20.9x                32.0x                 16.9x
                 11/92             23.4x                32.9x                 17.2x
                 12/92             24.0x                34.1x                 16.5x
                  1/93             23.6x                33.0x                 15.9x
                  2/93             22.4x                28.2x                 16.8x
                  3/93             23.4x                30.5x                 14.3x
                  4/93             23.4x                26.8x                 15.8x
                  5/93             25.5x                30.7x                 16.4x
                  6/93             24.4x                30.3x                 14.8x
                  7/93             23.8x                25.0x                 13.7x
                  8/93             23.8x                23.2x                 13.4x
                  9/93             23.3x                24.1x                 13.0x
                 10/93             25.2x                24.6x                 10.1x
                 11/93             26.3x                23.7x                 12.5x
                 12/93             26.5x                23.1x                 11.6x
                  1/94             27.3x                21.6x                 12.3x
                  2/94             26.0x                22.8x                 11.1x
                  3/94             27.0x                25.9x                 10.8x
                  4/94             24.0x                22.4x                 10.9x
                  5/94             21.6x                21.5x                 10.2x
                  6/94             19.8x                20.2x                  9.3x
                  7/94             19.6x                19.8x                  7.4x
                  8/94             19.6x                20.3x                  8.6x
                  9/94             21.2x                21.8x                  9.3x
                 10/94             20.7x                21.9x                 10.2x
                 11/94             20.0x                22.6x                 11.6x
                 12/94             17.4x                18.5x                 11.1x
                  1/95             18.9x                20.3x                 11.3x
                  2/95             20.2x                19.9x                 11.3x
                  3/95             18.1x                19.0x                 10.1x
                  4/95             18.5x                20.4x                 10.0x
                  5/95             19.5x                21.2x                 11.0x
                  6/95             19.3x                21.5x                 10.4x
                  7/95             19.3x                22.6x                  9.7x
                  8/95             19.2x                24.2x                 12.2x
                  9/95             18.9x                24.0x                 13.6x
                 10/95             17.6x                24.1x                 13.5x
                 11/95             16.6x                22.4x                 11.2x
                 12/95             16.1x                22.0x                 12.6x
                  1/96             15.2x                19.4x                 11.4x
                  2/96             16.4x                22.8x                 13.8x
                  3/96             17.5x                23.1x                 14.7x
                  4/96             19.6x                24.5x                 13.2x
                  5/96             19.0x                25.0x                 15.6x
                  6/96             19.4x                21.3x                 15.9x
                  7/96             17.1x                18.1x                 15.0x
                  8/96             17.1x                16.0x                 15.0x
                  9/96             18.5x                15.8x                 15.6x
                 10/96             16.4x                13.4x                 14.0x
                 11/96             17.0x                14.5x                 12.9x
                 12/96             16.6x                15.0x                 12.9x
                  1/97             16.3x                13.3x                 12.9x
                  2/97             15.6x                13.2x                 13.3x
                  3/97             15.6x                12.3x                 13.6x
                  4/97             14.3x                 9.8x                 12.9x
                  5/97             15.3x                11.4x                 12.8x
                  6/97             16.2x                11.7x                 12.4x
                  7/97             16.8x                11.8x                 15.2x
                  8/97             17.2x                11.2x                 15.1x
                  9/97             18.4x                12.7x                 16.1x
                 10/97             18.3x                13.2x                 16.8x
                 11/97             17.3x                12.8x                 15.5x
                 12/97             16.7x                12.8x                 13.8x
                  1/98             16.2x                12.5x                 12.7x
                  2/98             18.3x                13.6x                 14.2x
                  3/98             19.0x                14.9x                 14.1x
                  4/98             20.3x                15.6x                 14.8x
                  5/98             19.0x                14.4x                 15.1x
                  6/98             17.0x                13.2x                 14.7x
                  7/98             16.8x                15.0x                 14.1x
                  8/98             15.0x                12.4x                 12.3x
                  9/98             13.3x                10.4x                 12.3x
                 10/98             12.5x                 9.5x                  7.5x
                 11/98             15.1x                12.5x                 11.3x
                 12/98             15.9x                12.7x                 11.0x
                  1/99             19.8x                13.1x                 10.4x
                  2/99             19.7x                14.2x                  9.7x
                  3/99             21.1x                15.6x                  8.9x
                  4/99             19.2x                16.5x                  7.7x
                  5/99             20.5x                16.4x                  9.1x
                  6/99             19.4x                17.1x                  9.6x
                  7/99             19.0x                17.3x                  9.8x
                  8/99             17.9x                14.0x                  8.7x
                  9/99             17.9x                14.1x                  8.8x
                 10/99             16.2x                12.4x                  8.5x
                 11/99             16.9x                12.3x                  7.6x
                 12/99             14.5x                10.9x                  7.3x
                  1/00             15.3x                12.3x                  7.8x
                  2/00             14.6x                11.3x                  8.0x
                  3/00             14.5x                11.6x                  8.8x
                  4/00             15.9x                14.5x                  8.4x
                  5/00             17.8x                16.0x                  8.6x
                  6/00             16.5x                14.3x                  8.2x
                  7/00             15.8x                13.3x                  9.0x
                  8/00             15.4x                12.7x                  9.0x
                  9/00             15.6x                11.9x                  9.1x
                 10/00             16.1x                13.0x                  8.4x
                 11/00             19.4x                14.0x                  8.3x
                 12/00             18.6x                15.1x                  9.6x
                  1/01             17.1x                14.5x                  9.2x
                  2/01             18.1x                16.4x                  9.7x


Notes:
---------------------
(1) The casual dining restaurant sector includes Applebee's International, Brinker International, CBRL Group, Darden Restaurants, and Ruby Tuesday.
(2) The steakhouse restaurant sector includes Lone Star Steakhouse & Saloon, Outback Steakhouse, and RARE Hospitality International.

ANALYST COMMENTARY SUMMARY
($US in Millions, Except per Share Data)


                                   12-MNTH.                                     LONG TERM
                  FIRM              PRICE      2001E      2001E      2001E         EPS
 DATE            ANALYST            TARGET     SALES      EBITDA      EPS        GR. RATE              RECOMMENDATION
---------   ---------------------  --------   --------   --------   --------   ------------   --------------------------------
5/2/01      Dresdner Kleinwort     $28.00       NA          NA         NA          NA         Downgraded to Hold from Buy
            Wasserstein
            JAN H. LOEB

4/30/01     Johnson Rice & Co.        NA        NA          NA      $2.25        10.0%                 Short-Term Buy
            MARK SHERIDAN

4/26/01     U.S. Bancorp Piper     $24.00     $ 274.0       NA      $2.35      15.0%-19.0%               Strong Buy
            Jaffray
            ALLAN HICKOK
            MONICA Y. KACZMAREK

4/26/01     First Union            $25.00     $ 274.6       NA      $2.35        20.0%       Downgraded to Buy from Strong
            Securities                                                                                      Buy
            JEFFREY F. OMOHUNDRO

3/15/01     Banc of America        $34.00     $ 281.0    $35.9      $2.40        15.0%                      Buy
            Securities(1)
            ANDREW M. BARISH

2/2/01     Roberton Stephens(1)       NA      $ 281.0    $35.9      $2.40        20.0%                   Strong Buy
           ANDREW M. BARISH

2/1/01     U.S. Bancorp Piper      $24.00     $ 277.6       NA      $2.40     15.0%-19.0%                Strong Buy
           Jaffray
           ALLAN HICKOK
           MONICA Y. KACZMAREK

1/30/01    Lehman Brothers            NA         NA         NA      $2.30          NA                  Market Perform
           MITCHELL J. SPEISER


Notes:
------------------------
(1) Between the beginning of February 2001 and the middle of March 2001, Andrew
    Barish left Robertson Stephens and joined Banc of America Securities as an equity research analyst.

ANALYST COMMENTARY

                              FIRM
     DATE                    ANALYST               RECOMMENDATION                           COMMENTS
---------------   ----------------------------  ------------------  --------------------------------------------------------
4/26/01           FIRST UNION SECURITIES        Downgraded to Buy   - "We are lowering our EPS estimates for Morton's to
                  JEFFREY F. OMOHUNDRO           from Strong Buy      $2.35 from $2.37."

                                                                    - While we continue to view Morton's as a high-quality
                                                                      restaurant with strong brand recognition and a leading
                                                                      market position, we think that sales growth for the
                                                                      next few quarters may be affected by the weaker
                                                                      economic environment."

                                                                    - "Morton's shares currently trade at about below our
                                                                      10.0x CY2001 EPS estimate, while the steakhouse and
                                                                      upscale sector peer groups trade at about 15.6x and
                                                                      31.2x CY2001 our estimated earnings, respectively. It
                                                                      is our view that Morton's sharp discount relates to
                                                                      investor concern regarding the concept's potential
                                                                      cyclicality and how well the units would perform in a
                                                                      recessionary environment."

4/27/01           U.S. BANCORP PIPER JAFFRAY       Strong Buy       - "We are lowering our 2001 EPS estimate to $2.35 from
                  ALLAN HICKOK                                        $2.40....We believe the risk/reward profile is
                  MONICA Y. KACZMAREK                                 favorable at the current level, though the soft sales
                                                                      trend is somewhat disturbing."

                                                                    - "We have learned of soft first quarter sales at the
                                                                      Ruth's Chris concept, though business there has been
                                                                      picking up in the past few weeks. Before jumping to
                                                                      conclusions, we note that RARE Hospitality just
                                                                      reported strong sales from its high-end Capital Grille
                                                                      concept. We have our eye on the economy, but still
                                                                      don't see broad-based signs of sale softness from other
                                                                      restaurant chains."

                                                                    - "The development pipeline is in good shape, with seven
                                                                      to eight new Morton's planned for fiscal 2001."

3/15/01           BANC OF AMERICA SECURITIES           Buy          - "Although the illiquidity in the stock will continue to
                  ANDREW M. BARISH                                    create a valuation discount for MRG, it is,
                                                                      nonetheless, still very inexpensive for a solid brand
                                                                      franchise with growth and ROIC which exceeds cost of
                                                                      capital."

                                                                    - "Driven by a strong focus on consistent execution, the
                                                                      highest quality product standards, and increasing
                                                                      utilization of private boardrooms, MRG has continued to
                                                                      grow its business."

                                                                    - "If it were to trade at a 14.0x P/E multiple and/or
                                                                      about 6.5x-7.0x EBITDA multiple, the stock would trade
                                                                      in the low- to mid-$30s and, thus, our buy rating."

                                                                    - "Although operating income gains have been in the
                                                                      mid-teens over the past couple of years, pretax income
                                                                      has been flat-to-down as the company has increased its
                                                                      debt levels to finance aggressive stock repurchases.
                                                                      Over time, this has helped increase EPS, but at the
                                                                      expense of pretax income growth, and the company's
                                                                      balance sheet appears highly levered as book equity is
                                                                      now negative due to past writedowns (the cost of
                                                                      exiting past growth initiatives) and the stock
                                                                      buybacks."

VALUATION SUMMARY

                                [Graphic Omitted]

[The following table was depicted as a horizontal bar chart in the printed materials. A vertical line indicated an unaffected stock price of $21.50 as of 4/25/01.]

                 --------------------------------------------
                 Unaffected Stock Price: $21.50 as of 4/25/01
                 --------------------------------------------

                                         Price Per Share
                                      ----------------------
                                         Low        High
                                        ------     ------
Comparable Company Analysis             $27.00     $32.00

DCF - Management Case                   $51.73     $61.14

DCF - Greenhill Case                    $34.48     $40.76

COMPARABLE COMPANY TRADING ANALYSIS
($US in Millions, Except per Share Data)

                                                                                                           2001E
                                                  DISCOUNT                                  PRICE/           PE/5-YR.
                                        PRICE      FROM 52     EQUITY    ENTERPRISE         EPS(1)           EPS GR.
       COMPANY (TICKER)                5/9/2001   WK. HIGH     VALUE       VALUE        LTM       2001E      RATE(1)
--------------------------------       --------   ---------   --------   ----------   --------   --------   ----------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                $29.10      -15.3%    $2,296.2    $2,198.1     16.0x      14.2x       0.86x
RARE Hospitality International (RARE)   $25.84      -19.3%    $  584.3    $  600.0     20.0x      17.8x       0.89x
Lone Star Steakhouse & Saloon (STAR)    $11.90       -6.3%    $  309.5    $  270.1     14.8x      10.5x       0.81x
                                                                         ---------------------------------------------
                                                                               Mean    16.9x      14.2x       0.85x
                                                                             Median    16.0x      14.2x       0.86x
                                                                         ---------------------------------------------
UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)           $37.60      -22.4%    $1,282.0    $1,239.0     36.9x      31.8x       1.18x
P.F. Chang's China Bistro (PFCB)        $38.75      -17.3%    $  444.6    $  415.0     40.4x      32.8x       0.99x
                                                                         ---------------------------------------------
                                                                               Mean    38.6x      32.3x       1.09x
                                                                          ---------------------------------------------
CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                $28.95       -0.2%    $3,690.0    $4,191.3     19.0x      17.0x       1.10x
Brinker International (EAT)             $27.37      -12.6%    $2,775.1    $2,884.6     20.0x      17.9x       1.04x
Ruby Tuesday (RI)                       $17.20      -14.0%    $1,208.3    $1,212.6     19.8x      17.4x       0.87x
CBRL Group (CBRL)                       $20.70      -14.6%    $1,189.1    $1,335.9     15.8x      14.6x       1.03x
Applebee's International (APPB)         $42.85       -2.3%    $1,091.1    $1,185.5     17.0x      15.5x       1.05x
                                                                         ---------------------------------------------
                                                                               Mean    18.3x      16.5x       1.02x
                                                                             Median    19.0x      17.0x       1.04x
                                                                         ---------------------------------------------
MORTON'S RESTAURANT GROUP (MRG)
----------------------------------------------------------------------------------------------------------------------
UNAFFECTED STOCK PRICE(2)(4)            $21.50      -10.2%    $   95.9    $  185.0     10.0x       9.6x       0.53x
CURRENT STOCK PRICE(3)(4)               $26.50       -5.4%    $  122.5    $  211.6     12.3x      11.8x       0.65x
----------------------------------------------------------------------------------------------------------------------

                                                                 ENTERPRISE
                                                                   VALUE/
                                             REVENUE               EBITDA                 EBIT
COMPANY (TICKER)                         LTM       2001E       LTM       2001E       LTM       2001E
----------------                       --------   --------   --------   --------   --------   --------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                1.12x      1.02x       7.0x       6.2x       8.7x       7.7x
RARE Hospitality International (RARE)   1.25x      1.11x       9.7x       8.6x      13.6x      12.1x
Lone Star Steakhouse & Saloon (STAR)    0.47x      0.45x       4.7x       3.6x      10.6x       7.3x
                       -------------------------------------------------------------------------------
                         Mean           0.95x      0.86x       7.1x       6.2x      11.0x       9.0x
                       Median           1.12x      1.02x       7.0x       6.2x      10.6x       7.7x
                       -------------------------------------------------------------------------------
UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)           2.68x      2.33x      19.6x      17.3x      25.4x      22.2x
P.F. Chang's China Bistro (PFCB)        1.62x      1.33x      13.4x      10.7x      18.6x      14.5x
                       -------------------------------------------------------------------------------
                         Mean           2.15x      1.83x      16.5x      14.0x      22.0x      18.4x
                       -------------------------------------------------------------------------------
CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                1.06x      1.00x       9.0x       8.4x      13.0x      12.3x
Brinker International (EAT)             1.21x      1.09x       9.0x       8.0x      12.9x      11.3x
Ruby Tuesday (RI)                       1.53x      1.57x       9.9x       9.4x      14.2x      12.7x
CBRL Group (CBRL)                       0.72x      0.65x       6.5x       6.1x       9.5x       9.3x
Applebee's International (APPB)         1.68x      1.59x       8.0x       7.7x      10.7x      10.4x
                       -------------------------------------------------------------------------------
                         Mean           1.24x      1.18x       8.5x       7.9x      12.1x      11.2x
                       Median           1.21x      1.09x       9.0x       8.0x      12.9x      11.3x
                       -------------------------------------------------------------------------------
MORTON'S RESTAURANT GROUP (MRG)
-------------------------------------------------------------------------------------------------------
UNAFFECTED STOCK PRICE(2)(4)            0.74x      0.66x       5.8x       5.2x       8.8x       8.3x
CURRENT STOCK PRICE(3)(4)               0.84x      0.75x       6.7x       5.9x      10.1x       9.5x
-------------------------------------------------------------------------------------------------------

Notes:
------------------------
N.B. Estimates from recent research reports unless noted otherwise.
(1) Source: IBES estimates as of May 2001.
(2) Figures based upon Morton's unaffected stock price as of April 25, 2001. Discount from 52-week high based upon Morton's previous 52-week closing high of $23.95 on February 21, 2001.
(3) Figures based upon Morton's stock price as of May 9, 2001. Discount from 52-week high based upon Morton's 52-week trading high of $28.00 on May 2, 2001.
(4) Morton's estimates, other than EPS figures and its long-term EPS growth rate, are based upon projections from Banc of America Securities' research dated March 15, 2001.

COMPARABLE COMPANY OPERATING ANALYSIS
($US in Millions)

                                                                                              5-YEAR EPS
                                                 EQUITY    ENTERPRISE    SALES      EBITDA      GROWTH
               COMPANY (TICKER)                 VALUE(1)     VALUE       2001E      2001E       RATE(1)
-------------------------------------------     --------   ----------   --------   --------   -----------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                        $2,296.2    $2,198.1    $2,163.3    $352.2       16.5%
RARE Hospitality International (RARE)           $ 584.3     $  600.0    $  542.2    $ 69.5       20.1%
Lone Star Steakhouse & Saloon (STAR)            $ 309.5     $  270.1    $  605.6    $ 74.6       13.0%
                                                                                   ----------------------
                                                                                       Mean      16.5%
                                                                                     Median      16.5%
                                                                                   ----------------------
UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                   $1,282.0    $1,239.0    $  531.9    $ 71.6       26.9%
P.F. Chang's China Bistro (PFCB)                $ 444.6     $  415.0    $  311.0    $ 38.9       33.2%
                                                                                   ----------------------
                                                                                       Mean      30.1%
                                                                                   ----------------------
CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                        $3,690.0    $4,191.3    $4,191.1    $498.9       15.5%
Brinker International (EAT)                     $2,775.1    $2,884.6    $2,646.2    $362.2       17.2%
Ruby Tuesday (RI)                               $1,208.3    $1,212.6    $  770.3    $128.4       20.0%
CBRL Group (CBRL)                               $1,189.1    $1,335.9    $2,051.9    $219.8       14.1%
Applebee's International (APPB)                 $1,091.1    $1,185.5    $  746.0    $153.7       14.8%
                                                                                   ----------------------
                                                                                       Mean      16.3%
                                                                                     Median      15.5%
                                                                                   ----------------------
---------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG)(2) (3)          $ 122.5     $  211.6    $  281.0    $ 35.9       18.0%
---------------------------------------------------------------------------------------------------------

                                                            OPERATING MARGINS               TOTAL DEBT/
                                                      EBITDA                 EBIT              2001E
               COMPANY (TICKER)                   LTM       2001E       LTM       2001E       EBITDA
-------------------------------------------     --------   --------   --------   --------   -----------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                          15.9%      16.3%      12.9%      13.2%       0.10x
RARE Hospitality International (RARE)             12.9%      12.8%       9.2%       9.2%       0.39x
Lone Star Steakhouse & Saloon (STAR)               9.9%      12.3%       4.4%       6.1%       0.00x
                                   --------------------------------------------------------------------
                                     Mean         12.9%      13.8%       8.8%       9.5%       0.16x
                                   Median         12.9%      12.8%       9.2%       9.2%       0.10x
                                   --------------------------------------------------------------------
UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                     13.7%      13.5%      10.5%      10.5%       0.00x
P.F. Chang's China Bistro (PFCB)                  12.1%      12.5%       8.7%       9.2%       0.07x
                                   --------------------------------------------------------------------
                                     Mean         12.9%      13.0%       9.6%       9.8%       0.03x
                                   --------------------------------------------------------------------
CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                          11.8%      11.9%       8.1%       8.1%       1.06x
Brinker International (EAT)                       13.5%      13.7%       9.4%       9.6%       0.40x
Ruby Tuesday (RI)                                 15.5%      16.7%      10.8%      12.4%       0.12x
CBRL Group (CBRL)                                 11.1%      10.7%       7.6%       7.0%       0.71x
Applebee's International (APPB)                   20.9%      20.6%      15.6%      15.3%       0.69x
                                   --------------------------------------------------------------------
                                     Mean         14.5%      14.7%      10.3%      10.5%       0.60x
                                   Median         13.5%      13.7%       9.4%       9.6%       0.69x
                                   --------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG)(2) (3)            12.6%      12.8%       8.3%       8.0%       2.53x
-------------------------------------------------------------------------------------------------------

Notes:
------------------------
N.B. Estimates from research unless noted otherwise. Estimates and operating margins reflect calendar year figures.
(1) Growth rate projections based upon May IBES estimates.
(2) Equity and enterprise value based upon Morton's stock price as of May 9, 2001.
(3) Morton's estimates, other than its long-term EPS growth rate, are based upon projections from Banc of America Securities' research dated March 15, 2001.

MORTON'S V. INDUSTRY PEERS--SAME STORE SALES GROWTH (1998-2002E)

                              [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]


---------------------------------------------------------------------------
                         LONGHORN      CAPITAL      OUTBACK
DATE                    STEAKHOUSE     GRILLE      STEAKHOUSE     MORTON'S
---------------------------------------------------------------------------
1998                       5.2%         5.7%          5.2%          4.4%

1999                       5.9%         9.4%          5.6%          3.9%

2000                       5.6%        10.5%          5.3%          9.5%

2001E(1)                   3.2%         3.2%          2.8%          1.0%

2002E(1)                   2.0%         2.0%          2.0%          0.0%

Notes:
---------------------
(1) Estimates from recent research reports.

MORTON'S V. INDUSTRY PEERS--NEW STORE UNIT GROWTH (1999-2002E)

                              [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]


---------------------------------------------------------------------------
                         LONGHORN      CAPITAL      OUTBACK
DATE                    STEAKHOUSE     GRILLE      STEAKHOUSE     MORTON'S
---------------------------------------------------------------------------
1999                      13.5%         0.0%          9.2%         16.3%

2000                      14.4%         9.1%          9.5%         14.4%

2001E(1)                  14.8%        25.0%          9.4%         12.3%

2002E(1)                  14.8%        13.3%          8.2%         10.9%

Notes:
---------------------
(1) Estimates from recent research reports.

IMPLIED VALUATION PRICE PER SHARE RANGES

($US in Millions, Except per Share Data)


                                                                                                      DISCOUNT TO
                                                                                                  UNAFFECTED PRICE(3)
                                                   2001E PE /        ENTERPRISE VALUE /(2)        --------------------
                                    PRICE/EPS(1)    5-YR. EPS    REVENUE     EBITDA      EBIT     PRICE/EPS    EBITDA
      RESTAURANT SECTOR                2001E       GR. RATE(1)    2001E      2001E      2001E       2001E      2001E
-----------------------------       ------------   -----------   --------   --------   --------   ---------   --------
                                       $ 2.25                    $ 281.0    $  35.9     $ 22.4
STEAKHOUSE RESTAURANTS
----------------------------------------------------------------------------------------------------------------------
Mean                                   $31.89        $34.53      $ 31.93    $ 28.29     $24.73      -32.6%     -24.0%
----------------------------------------------------------------------------------------------------------------------
High                                   $40.03        $35.83      $ 45.14    $ 44.89     $37.41      -46.3%     -52.1%
Low                                    $23.67        $32.78      $ 10.30    $ 11.17     $17.55       -9.2%      92.5%

UPSCALE CASUAL DINING RESTAURANTS
----------------------------------------------------------------------------------------------------------------------
Mean                                   $72.67        $43.94      $ 83.40    $ 80.97     $63.99      -70.4%     -73.4%
----------------------------------------------------------------------------------------------------------------------
High                                   $73.82        $47.87      $109.63    $103.28     $80.14      -70.9%     -79.2%
Low                                    $71.51        $40.01      $ 57.16    $ 58.67     $47.85      -69.9%     -63.4%

CASUAL DINING RESTAURANTS
----------------------------------------------------------------------------------------------------------------------
Mean                                   $37.04        $41.20      $ 49.06    $ 40.11     $33.84      -42.0%     -46.4%
----------------------------------------------------------------------------------------------------------------------
High                                   $40.20        $44.36      $ 70.59    $ 50.36     $40.27      -46.5%     -57.3%
Low                                    $32.74        $35.10      $ 21.11    $ 27.71     $25.66      -34.3%     -22.4%

Notes:
------------------------
N.B. Estimates from recent research reports unless noted otherwise.
(1) Source: IBES estimates as of 2001E.
(2) Morton's estimates, other than EPS figures and the long-term EPS growth rate, are based upon projections from Banc of America Securities' research dated March 15, 2001.
(3) Morton's unaffected stock price is $21.50 as of April 25, 2001.

SELECT SUMMARY TRADING STATISTICS OF RESTAURANT SECTORS

($US in Millions)


                                                                   2001E PE /         ENTERPRISE VALUE /
                                                       PRICE/EPS   5-YR. EPS    REVENUE     EBITDA      EBIT
           RESTAURANT SECTOR                             2001E      GR. RATE      2001      2001E      2001E
----------------------------------------               ---------   ----------   --------   --------   --------
STEAKHOUSE RESTAURANTS
--------------------------------------------------------------------------------------------------------------
Mean                                                     14.2x        0.85x       0.86x       6.2x       9.0x
--------------------------------------------------------------------------------------------------------------
High                                                     17.8x        0.89x       1.11x       8.6x      12.1x
Low                                                      10.5x        0.81x       0.45x       3.6x       7.3x

UPSCALE CASUAL DINING RESTAURANTS
--------------------------------------------------------------------------------------------------------------
Mean                                                     32.3x        1.09x       1.83x      14.0x      18.4x
--------------------------------------------------------------------------------------------------------------
High                                                     32.8x        1.18x       2.33x      17.3x      22.2x
Low                                                      31.8x        0.99x       1.33x      10.7x      14.5x

CASUAL DINING RESTAURANTS
--------------------------------------------------------------------------------------------------------------
Mean                                                     16.5x        1.02x       1.18x       7.9x      11.2x
--------------------------------------------------------------------------------------------------------------
High                                                     17.9x        1.10x       1.59x       9.4x      12.7x
Low                                                      14.6x        0.87x       0.65x       6.1x       9.3x

FINANCIAL SUMMARY--MANAGEMENT CASE

($US in Millions, Except per Share Data)

                       FINANCIAL PERFOMANCE SUMMARY(1)(2)

                                                                                                                           CAGR
                                                         2000      2001E      2002E      2003E      2004E      2005E     '00-'05
                                                       --------   --------   --------   --------   --------   --------   --------
Total Number of Restaurants--Year End                       62        70         80         92        106        123       14.7%
  NUMBER OF NEW MORTON'S RESTAURANTS                         7         8         10         12         14         17
  % GROWTH                                                  --      12.9%      14.3%      15.0%      15.2%      16.0%

Revenue                                                 $248.4      $286       $343       $411       $494       $592       19.0%
  % GROWTH                                                  --      15.0%      20.0%      20.0%      20.0%      20.0%
  REVENUE PER MORTON'S/BERTOLINI'S RESTAURANT           $  4.3      $4.4       $4.6       $4.7       $4.8       $5.0        3.1%
  PER-RESTAURANT REVENUE GROWTH                             --       2.3%       4.5%       2.2%       2.1%       4.2%

EBITDA                                                  $ 31.9      $36.5      $42.1      $50.5      $60.6      $73.3      18.1%
  % MARGIN                                                12.8%     12.8%      12.3%      12.3%      12.3%      12.4%
  % GROWTH                                                  --      14.5%      15.3%      20.0%      20.0%      20.9%

EBIT                                                    $ 20.8      $23.4      $26.5      $31.6      $37.4      $45.6      17.0%
  % MARGIN                                                 8.4%      8.2%       7.7%       7.7%       7.6%       7.7%
  % GROWTH                                                  --      12.5%      13.2%      19.2%      18.4%      21.9%

E.P.S.                                                  $ 2.12      $2.35      $2.70      $3.25      $3.90      $4.65      17.1%
  % GROWTH                                                  --      11.1%      14.9%      20.3%      19.9%      19.4%

Capital Expenditures                                    $ 15.7      $13.2      $16.6      $20.3      $24.3      $30.2

Notes:
------------------------
(1) Financial information excludes one-time charges and discontinued operations.
(2) The Company's fiscal year ends in December.

DISCOUNTED CASH FLOW ANALYSIS--MANAGEMENT CASE

($US in Millions, Except per Share Data)


TERMINAL EBITDA MULTIPLE                       5.5x                             6.0x                             6.5x
------------------------        ------------------------------   -----------------------------    ------------------------------
DISCOUNT RATE                       8.0%       8.5%       9.0%       8.0%       8.5%       9.0%       8.0%       8.5%       9.0%
                                 ------     ------     ------     ------     ------     ------     ------     ------     ------
  Present Value of Cash Flows:
    May - Dec. 2001E             $  5.4     $  5.4     $  5.4     $  5.4     $  5.4     $  5.4     $  5.4     $  5.4     $  5.4
    2002E - 2006E                  64.3       63.4       62.6       64.3       63.4       62.6       64.3       63.4       62.6
    Terminus                      281.6      275.6      269.7      307.2      300.7      294.3      332.8      325.7      318.8
    Other                           0.0        0.0        0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                 ------     ------     ------     ------     ------     ------     ------     ------     ------
  ENTERPRISE VALUE               $351.2     $344.4     $337.7     $376.8     $369.5     $362.3     $402.4     $394.5     $386.8

  NET DEBT                       $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5
                                 ------     ------     ------     ------     ------     ------     ------     ------     ------
  EQUITY VALUE                   $263.8     $256.9     $250.3     $289.4     $282.0     $274.8     $315.0     $307.0     $299.3
                                 ======     ======     ======     ======     ======     ======     ======     ======     ======
  VALUE PER SHARE(1)             $53.02     $51.73     $50.48     $57.82     $56.44     $55.09     $62.63     $61.14     $59.69

  TERMINAL VALUE ANALYSIS
    % VALUE IN TERMINUS            80.2%      80.0%      79.9%      81.5%      81.4%      81.2%      82.7%      82.6%      82.4%

  IMPLIED TERMINAL MULTIPLES
    FY 2005E Revenues              0.68x      0.68x      0.68x      0.74x      0.74x      0.74x      0.80x      0.80x      0.80x
    FY 2005E EBITDA                 5.5x       5.5x       5.5x       6.0x       6.0x       6.0x       6.5x       6.5x       6.5x
    FY 2005E EBIT                   8.8x       8.8x       8.8x       9.6x       9.6x       9.6x      10.5x      10.5x      10.5x
    Perpetual Growth Rate           1.5%       1.9%       2.4%       2.0%       2.5%       2.9%       2.4%       2.9%       3.4%

  IMPLIED VALUATION MULTIPLES
  Enterprise Value /
    FY 2001E Revenues              1.23x      1.21x      1.18x      1.32x      1.29x      1.27x      1.41x      1.38x      1.35x
    FY 2001E EBITDA                 9.6x       9.4x       9.3x      10.3x      10.1x       9.9x      11.0x      10.8x      10.6x
    FY 2001E EBIT                  15.0x      14.7x      14.4x      16.1x      15.8x      15.5x      17.2x      16.9x      16.5x

Notes:
------------------------
N.B. This analysis assumes the mid-period convention that cash flows occur at the middle of the period.
(1) Fully diluted shares outstanding calculated using the treasury method.

FINANCIAL SUMMARY--GREENHILL CASE

($US in Millions, Except per Share Data)

                      FINANCIAL PERFORMANCE SUMMARY(1)(2)

                                                                                                                           CAGR
                                                         2000      2001E      2002E      2003E      2004E      2005E     '00-'05
                                                       --------   --------   --------   --------   --------   --------   --------
Total Number of Restaurants--Year End                       62        70         76         82         90         98        9.6%
  NUMBER OF NEW MORTON'S RESTAURANTS                         7         8          6          6          8          8
  % GROWTH                                                  --      12.9%       8.6%       7.9%       9.8%       8.9%

Revenue                                                 $248.4      $260       $295       $326       $361       $403       10.1%
  % GROWTH                                                  --       4.7%      13.4%      10.5%      10.8%      11.6%
  REVENUE PER MORTON'S/BERTOLINI'S RESTAURANT           $  4.3      $4.0       $4.1       $4.2       $4.2       $4.3        0.1%
  PER-RESTAURANT REVENUE GROWTH                             --      -7.0%       2.0%       2.0%       2.0%       2.0%

EBITDA                                                  $ 31.9      $33.2      $35.8      $39.4      $43.7      $48.9       8.9%
  % MARGIN                                                12.8%     12.8%      12.1%      12.1%      12.1%      12.2%
  % GROWTH                                                  --       4.2%       7.7%      10.3%      10.8%      12.0%

EBIT                                                    $ 20.8      $20.5      $24.0      $27.3      $29.9      $34.7      10.8%
  % MARGIN                                                 8.4%      7.9%       8.1%       8.4%       8.3%       8.6%
  % GROWTH                                                  --      -1.3%      16.6%      14.0%       9.5%      16.1%

E.P.S.                                                  $ 2.12      $1.92      $2.35      $2.71      $3.02      $3.48      10.5%
  % GROWTH                                                  --      -9.5%      22.4%      15.4%      11.7%      15.2%

Capital Expenditures                                    $ 15.7      $13.2      $10.0      $10.2      $13.9      $14.2

Notes:
------------------------
(1) Financial information excludes one-time charges and discontinued operations.
(2) The Company's fiscal year ends in December.

DISCOUNTED CASH FLOW--GREENHILL CASE

($US in Millions, Except per Share Data)


TERMINAL EBITDA MULTIPLE                       5.5x                             6.0x                             6.5x
------------------------        ------------------------------   -----------------------------    -----------------------------
DISCOUNT RATE                       8.0%       8.5%       9.0%       8.0%       8.5%       9.0%       8.0%       8.5%       9.0%
                                 ------     ------     ------     ------     ------     ------     ------     ------     ------
  Present Value of Cash Flows:
    May - Dec. 2001E             $  3.6     $  3.6     $  3.6     $  3.6     $  3.6     $  3.6     $  3.6     $  3.6     $  3.6
    2002E - 2006E                  65.8       65.0       64.2       65.8       65.0       64.2       65.8       65.0       64.2
    Terminus                      188.0      184.0      180.1      205.1      200.7      196.4      222.2      217.4      212.8
    Other                           0.0        0.0        0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                 ------     ------     ------     ------     ------     ------     ------     ------     ------
  ENTERPRISE VALUE               $257.3     $252.5     $247.8     $274.4     $269.2     $264.2     $291.5     $286.0     $280.5

  NET DEBT                       $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5     $ 87.5
                                 ------     ------     ------     ------     ------     ------     ------     ------     ------
  EQUITY VALUE                   $169.9     $165.0     $160.3     $187.0     $181.8     $176.7     $204.0     $198.5     $193.1
                                 ======     ======     ======     ======     ======     ======     ======     ======     ======
  VALUE PER SHARE(1)             $35.39     $34.48     $33.60     $38.60     $37.62     $36.67     $41.81     $40.76     $39.75

  TERMINAL VALUE ANALYSIS
    % VALUE IN TERMINUS            73.1%      72.9%      72.7%      74.7%      74.5%      74.4%      76.2%      76.0%      75.9%

  IMPLIED TERMINAL MULTIPLES
    FY 2005E Revenues              0.67x      0.67x      0.67x      0.73x      0.73x      0.73x      0.79x      0.79x      0.79x
    FY 2005E EBITDA                 5.5x       5.5x       5.5x       6.0x       6.0x       6.0x       6.5x       6.5x       6.5x
    FY 2005E EBIT                   7.8x       7.8x       7.8x       8.5x       8.5x       8.5x       9.2x       9.2x       9.2x
    Perpetual Growth Rate          -1.4%      -0.9%      -0.5%      -0.7%      -0.2%       0.2%       0.0%       0.4%       0.9%

  IMPLIED VALUATION MULTIPLES
  Enterprise Value /
    FY 2001E Revenues              0.99x      0.97x      0.95x      1.06x      1.04x      1.02x      1.12x      1.10x      1.08x
    FY 2001E EBITDA                 7.7x       7.6x       7.5x       8.3x       8.1x       8.0x       8.8x       8.6x       8.4x
    FY 2001E EBIT                  12.5x      12.3x      12.1x      13.4x      13.1x      12.9x      14.2x      13.9x      13.7x

Notes:
------------------------
N.B. This analysis assumes the mid-period convention that cash flows occur at the middle of the period.
(1) Fully diluted shares outstanding calculated using the treasury method.

--------------------------------------------------------------------------------
                       SECTION 4: STRATEGIC ALTERNATIVES
--------------------------------------------------------------------------------

STRATEGIC ALTERNATIVES

    - Acquisition / Merger

    - Recapitalization

    - Management-Led Leveraged Buyout

    - Creation of a Preferred Equity Position

    - Sale

    - Current BFMA Proposal

SUMMARY OF BFMA PROPOSAL

  -  PROPOSAL

    - On May 1, 2001, BFMA proposed to acquire all of the outstanding shares of Morton's it does not already own for $28.25 per share in cash (a 31.4% premium to its unaffected stock price of $21.50)

  -  FINANCING

    -    BFMA has committed to provide no less than $20 million of equity

    - BFMA has received a commitment from Icahn Associates Corp., an affiliate of Carl C. Icahn, to provide $240 million in bridge financing in the form of $120 million of senior financing and no less than $120 million of subordinated bridge notes. The bridge financing is to be collateralized by the assets of Morton's and BFMA's primary operating subsidiary, Marietta Corporation.

         - The Senior Loan Facility consists of an $80 million term loan and a $40 million revolving credit facility due in full one year from the closing date, with interest at the three-month LIBOR plus 350 basis points (compounded and payable quarterly in arrears)

         - The Subordinated Bridge Notes has a principal no less than $120 million due in full one year from the closing date, with cash interest of 12% per annum (compounded and payable quarterly in arrears) and PIK interest of 14% per annum (compounded and payable quarterly, on the principal amount of the notes)

    - Icahn will receive an immediately exercisable 7-year warrant to purchase 23% of the borrower's fully diluted shares at a nominal price

    - The commitment expires at 5:00 p.m. 90 days from May 1, 2001, unless BFMA has entered into a merger agreement with Morton's, in which case expiration is extended for another 90 days

  -  KEY CONTINGENCIES OF THE PROPOSAL

    -    Completion of customary due diligence

    -    Completion of final documentation

    - An equity contribution in the form of common stock of the borrower, of not less than $20 million from BFMA and its affiliates, a portion of which will be in the form of a cash and a portion of which will be in the form of Morton's stock valued at the acquisition price

    - Potential change of control provisions with respect to liquor licenses which would interfere with BFMA's ability to foreclose and dispose of the collateral

HISTORY OF CARL ICAHN

   TARGET COMPANY               DESCRIPTION                  METHOD                      RESULT AND SUMMARY OF KEY EVENTS
---------------------  ------------------------------   -----------------       -------------------------------------------------
VISX                   Developer of laser vision        Proxy Battle            -   On May 4, 2001, stockholders re-elected
                       correction technologies          Unsolicited Offer           all five of the incumbent Visx nominees to
                                                                                    the its board
                                                                                -   On May 1, 2001, Icahn ended his proxy
                                                                                    battle and withdrew his proposed slate of
                                                                                    nominees, saying management has shown a
                                                                                    "sincere interest" in selling the Company
                                                                                -   Recently initiated due diligence related
                                                                                    to his $32 per share offer for the Company
                                                                                    made in April 2001
                                                                                -   Icahn and affiliates his currently own
                                                                                    10.5% of the Company


NABISCO                International manufacturer of    Proxy Battle            -   Icahn made over a $600 million profit on
                       biscuits, snacks and grocery     Unsolicited Offer           his 9.6% stake after Nabisco Holdings was
                       products                                                     sold to Philip Morris in June 2000
                                                                                -   After Icahn made an unsolicited offer for
                                                                                    Nabisco in March 2000, a public auction
                                                                                    for the sale of the Company was initiated


RJR NABISCO            Manufacturer of tobacco, snack   Proxy Battle            -   In May 1999, Icahn sold his entire 8%
                       food and grocery products                                    stake in RJR Nabisco one day prior to the
                                                                                    spin-off of the Company's tobacco business
                                                                                    for an estimated $130 million profit
                                                                                -   In April 1999, Icahn ended his proxy fight
                                                                                    for control of RJR Nabisco as it became
                                                                                    clear that the Company would spin off its
                                                                                    tobacco business rather than its food
                                                                                    business


TEXACO                 Explorer, refiner and marketer   Proxy Battle            -   In June 1999, Icahn sold his entire stake
                       of petroleum products            Unsolicited Offer           in Texaco for over $2 billion for an
                                                                                    estimated $650 million profit. The sale is
                                                                                    the largest stock exchange transaction in
                                                                                    U.S. history
                                                                                -   In late January 1999, Texaco announced a 7
                                                                                    year standstill agreement with Icahn. As
                                                                                    part of the announcement, Texaco stated
                                                                                    that it intends to effect a special $2
                                                                                    billion dividend resulting from the sale
                                                                                    of the Company's Canadian operations
                                                                                -   In January 1999, after Texaco announced
                                                                                    plans for a new poison pill, Icahn
                                                                                    responded by raising his stake in the
                                                                                    Company to 16.6% and threatening a proxy
                                                                                    fight
                                                                                -   In May 1998, Texaco won a proxy fight
                                                                                    against Icahn (the fight costs a total of
                                                                                    $20 million) after rejecting Icahn's bid
                                                                                    for the Company


TRANS WORLD AIRLINES   Air carrier offering service     Proxy Battle            -   In April 2001, AMR completed its
("TWA")                throughout the world             Unsolicited Offer           acquisition of TWA's assets for $4.2
                                                                                    billion and retired the TWA name
                                                                                -   On March 8, 2001, TWA's board accepted
                                                                                    AMR's offer and rejected 4 competing bids,
                                                                                    including Icahn's
                                                                                -   On March 6, 2001, Icahn submitted a
                                                                                    proposal to acquire TWA
                                                                                -   On January 1993, Icahn resigned as
                                                                                    Chairman of the Company after it had filed
                                                                                    for Chapter 11 bankruptcy protection
                                                                                -   In September 1988, Icahn took TWA private
                                                                                    and pocketed $469 million in pretax
                                                                                    profit. The deal added $540 million of
                                                                                    debt to TWA's balance sheet
                                                                                -   In September 1985, Icahn acquired TWA
                                                                                    through an extended proxy fight


USX                    Steel and oil manufacturer       Proxy Battle            -   In May 1991, Icahn sold his entire 13.3%
                                                        Unsolicited Offer           stake in USX for a pre-tax profit of $200
                                                                                    million
                                                                                -   In January 1991, USX announced plans to
                                                                                    split its stock into shares of US Steel
                                                                                    and Marathon Oil in an agreement with
                                                                                    Icahn

HISTORY OF BARRY FLORESCUE

    TARGET COMPANY               DESCRIPTION                  METHOD                     RESULT AND SUMMARY OF KEY EVENTS
---------------------  ------------------------------   -----------------       -------------------------------------------------
GUEST SUPPLY           Supplies personal care to the    Proxy Battle            -   On January 22, 2001, SYSCO entered into a
                       lodging industry                 Unsolicited Offer           definitive merger agreement with the
                                                                                    Company. Icahn amenities subsequently
                                                                                    ended his proxy contest
                                                                                -   In June 2000, BFMA owned 4.7% of Guest
                                                                                    Supply and proposed to buy the remaining
                                                                                    shares

MARIETTA CORP.         Manufacturers guest amenities    Competing Offer         -   On May 17, 1996, BFMA announced
                       for the lodging industry                                     shareholder approval of a merger with
                                                                                    Marietta
                                                                                -   In June 1995, BFMA made a higher offer for
                                                                                    the Company than Dickstein Partners
                                                                                -   In January 1995, Dickstein Partners (with
                                                                                    a 15% stake in Marietta) announced that it
                                                                                    was making an offer for the Company

THE HORN & HARDOUT     Food service and mail order     Proxy Battle            -    In 1977, after leading a successful proxy
CO. (became Hanover    company                         Unsolicited Offer            fight, Florescue took control of Horn &
Direct after 1988)                                                                  Hardart and placed several new directors
                                                                                    on its board
                                                                                -   In 1976, Florescue acquired 4% of Horn &
                                                                                    Hardart (which held exclusive rights to
                                                                                    Burger Kings in Manhattan)

HISTORY OF BARRY FLORESCUE--EVENTS REGARDING GUEST SUPPLY

    - Guest Supply ("GSY") supplies personal care amenities and other operating supplies to the lodging industry. GSY is a customer of Marietta

      DATE                                      KEY EVENTS
------------------      ------------------------------------------------------------
1/23/01                 BFMA announced its decision to end the proxy contest and
                        withdrew its nomination of Miersch and Delany to the Board

1/22/01 SYSCO entered into a definitive merger agreement with GSY for $26 a share

1/22/01                 GSY filed additional proxy soliciting materials in the form of a letter to a shareholder reiterating the reasons
                        previously given for questioning BFMA's true motivation for attempting to acquire GSY and emphasizing the increase in
                        share price since Clifford Stanley took over as President
                        and CEO

1/10/01                 BFMA filed additional proxy materials

1/8/01                  BFMA filed definitive additional proxy materials in the form of a letter to the shareholder, which included discussion of the following: "What is GSY hiding?," "GSY's Stock Performs
                        Very Poorly,"and "What are the True Motivations of Clifford
                        Stanley (President and CEO of GSY)?"

12/18/00                GSY filed proxy soliciting material in the form of a letter to the shareholder and a reprint of an article appearing in
                        Forbes, "Why Didn't They Pay Him to Stay Home?," June 1987.
                        GSY listed reasons shareholders should not vote for BFMA's nominees, including its belief that Florescue had a track
                        record of acting for his own financial gain and contrary to shareholder interests

12/7/00                 BFMA filed a definitive proxy statement

11/17/00 BFMA filed a preliminary proxy statement and soliciting material

11/16/00                BFMA proposed to acquire all of GSY for $21 per share in
                        cash (approx. $139 million plus the assumption of debt). In addition, BFMA stated, "We were hoping to negotiate a
                        transaction on a cooperative basis; however, we are now
                        prepared, if necessary, to remove you from the decision
                        process and appeal directly to GSY shareholders." BFMA
                        nominated Miersch and Logan Delany, Jr. for positions on the
                        Board of GSY at the annual meeting anticipated to be held on
                        1/17/01

8/8/00                  GSY terminated discussions with BFMA

Jul.-Aug. '00           BFMA and GSY continued to discuss provisions of the proposed confidentiality agreement

6/1/00                  BFMA beneficially owned 4.7% of GSY and proposed to buy the remaining shares for $24 in cash

HISTORY OF BARRY FLORESCUE--EVENTS REGARDING MARIETTA CORP.

    - Marietta Corp. ("MRTA") manufactures guest amenities for the lodging industry and is a contract packager primarily for the personal care products industry

                               REPORTING PERSONS OF SCHEDULE 13D
                                            FILING
       FILING       -----------------------------------------------
        DATE        FLORESCUE    FFC(1)    BRIDGE STREET    TOTAL                             COMMENTS
-----------------   ---------   --------   -------------   --------   ------------------------------------------------------------
3/8/95                 8.7%       4.5%          3.6%         16.8%    3/7/95--Florescue sent a letter to the Board demanding that they "immediately expand the Board to include
                                                                      representatives of substantial equity owners" and that the
                                                                      Board "set a date for its annual meeting of shareholders as soon as reasonably practicable"

1/26/95                8.5%       4.3%          3.6%         16.4%    1/18/95--Dickstein & Co. offered to buy MRTA for $11 per
                                                                      share (or $40 million); Florescue said to be reviewing his alternatives

11/2/94                7.3%       4.0%          2.7%         14.0%    Increased position for investment purposes

9/26/94                5.2%       3.6%          1.1%          9.9%    Increased position for investment purposes

      DATE                                      KEY EVENTS
-----------------       ------------------------------------------------------------
3/17/96                 BFMA announced shareholder approval of merger with MRTA for
                        $10.25 per share in cash

1/26/96 Termination date of the merger extended from 2/15/96 to 3/15/96. Extension afforded BFMA more time to arrange financing

12/1/95 MRTA and Florescue extended the termination date of the merger agreement from 12/31/95 to 2/15/96

8/31/95                 Annual meeting of shareholders held

8/30/95 Dickstein announced withdrawal of its slate of director nominees

8/27/95                 MRTA and BFMA sign a merger agreement for a $10.25 per share cash offer (approx. $33.6 million) subject to several
                        conditions, including approval of at least 66 2/3% of MRTA's shares and Florescue's right to terminate the agreement if the slate of directors nominated is not elected

8/17/95                 Florescue's $12.30 per share proposal expired in accordance with its terms. Due to results of due diligence and a third quarter loss, all aspects of FFC's prior proposal were being reviewed. FFC would be permitted to designate two nominees
                        (Florescue and Miersch) to the Board in connection with the annual meeting to be held on 8/31/95. The size of the Board would increase from seven to nine

6/19/95                 Florescue offered to buy MRTA for $12.30 per share in cash

5/22/95 Florescue engaged a financial advisor for the potential acquisition of MRTA

5/18/95                 Florescue and MRTA executed a confidentiality agreement

Notes:
------------------------
(1) Florescue Family Corporation ("FFC") is a company whose principal business is investing in real estate and other assets. Florescue is FFC's President.

-------------------------------------------------------------------------------
               SECTION 5: STRATEGIC ALTERNATIVE VALUATION METRICS
-------------------------------------------------------------------------------

PREMIUMS ANALYSIS

                               [Graphics Omitted]

[The following information was depicted as four boxes in the printed materials. Each box summarized various premiums paid in specific types of transactions.]


                               DEAL CONSIDERATION
-------------------------------------------------------------------------------

     -   Last Five Years
     -   Equity Values between $100-$300 Million

                           PREMIUM PAID OVER MARKET
                           ------------------------
                    ONE DAY        ONE WEEK        ONE MONTH
                    -------        --------        ---------
                                   ALL CASH
                                   --------
     Mean             34.5%           49.3%           57.1%
   Median             26.6%           41.7%           52.4%
     High            540.0%          540.0%          336.4%
      Low            -19.3%           -9.5%          -18.6%
                               DATA SET: 272 DEALS


                                   ALL STOCK
                                   ---------
     Mean             32.1%           39.5%           49.0%
   Median             26.6%           33.9%           41.4%
     High            331.1%          331.1%          445.2%
      Low            -15.7%          -12.7%          -18.6%
                               DATA SET:  230 DEALS



                                  INDUSTRY TYPE
-------------------------------------------------------------------------------

     -   Last Five Years
     -   Restaurants (SIC Code:  5812):  All Values
     -   All Industries:  Equity Values between $100-$300 Million

                           PREMIUM PAID OVER MARKET
                           ------------------------
                    ONE DAY        ONE WEEK         ONE MONTH
                    -------        --------         ---------
                                  RESTAURANTS
                                  -----------
     Mean             36.0%           38.6%           42.6%
   Median             28.6%           27.4%           31.8%
     High            145.5%          169.8%          176.2%
      Low            -33.3%          -35.5%          -7.7%
                               DATA SET:  54 DEALS

                                 ALL INDUSTRIES
                                 --------------
     Mean             33.0%           39.8%           48.2%
   Median             26.2%           32.3%           39.4%
     High            331.1%          331.1%          445.2%
      Low            -24.7%          -22.3%          -30.8%
                               DATA SET:  614 DEALS










                                  DEAL ATTITUDE
-------------------------------------------------------------------------------

     -   Last Five Years
     -   Equity Values between $100 Million and $1 Billion

                           PREMIUMS PAID OVER MARKET
                           -------------------------
                    ONE DAY        ONE WEEK        ONE MONTH
                    -------        --------        ---------
                         HOSTILE OR UNSOLICITED OFFER (1)
                         --------------------------------
     Mean             56.5%           58.1%           56.2%
   Median             41.9%           50.0%           47.4%
     High            300.0%          287.5%          254.3%
      Low              5.1%            3.3%          -18.6%
                               DATA SET:  21 DEALS

                            FRIENDLY OR NEUTRAL OFFER
                            -------------------------
     Mean             31.4%           38.0%           45.8%
   Median             25.5%           31.1%           37.7%
     High            331.1%          331.1%          445.2%
      Low            -15.7%          -19.8%          -30.8%
                               DATA SET:  1,314 DEALS



                           SPECIFIC DEFENSIVE RESPONSE
-------------------------------------------------------------------------------

     -   Last Five Years
     -   Equity Values above $100 Million
     -   All Withdrawn Hostile or Unsolicited Offers

                           PREMIUM PAID OVER MARKET
                           ------------------------
                    ONE DAY        ONE WEEK        ONE MONTH
                    -------        --------        ---------
                     TARGET COMPANY REMAINED INDEPENDENT
                     -----------------------------------
     Mean             37.1%           38.3%           40.0%
   Median             33.1%           38.3%           35.9%
     High             76.5%           82.0%          120.6%
      Low             -4.2%           -4.9%          -12.8%
                               DATA SET:  35 DEALS

Notes:
-------------------
(1) Of all hostile or unsolicited offers in the past five years with equity values above $100 million, 80.3% have been withdrawn and 19.7% have been completed.

PRECEDENT TRANSACTION ANALYSIS

($US Millions)
                                                                                         EQUITY VALUE/       ENTERPRISE VALUE/
  DATE                                  TARGET BUSINESS             EQUITY  ENTERPRISE    NET INCOME    REVENUES    EBITDA    EBIT
ANNOUNCED   TARGET / ACQUIROR             DESCRIPTION               VALUE     VALUE          LTM          LTM        LTM      LTM
---------   -----------------           ---------------             ------  ----------   -------------  --------    ------    ----

 2/15/01    VICORP Restaurants/    Operates and  franchises         $179.6    $171.4        12.2x         0.46x      4.1x      7.1x
            Investor Group         mid-scale family-type
                                   restaurants, principally under
                                   the names "Bakers Square" and
                                   "Village Inn"

11/16/00    Il Fornaio (America)   Operates Italian restaurants      $91.2     $86.4        22.4x         0.74x      6.9x     13.4x
            Corporation/           and bakeries in the US
            Bruckman, Rosser,
            Sherrill & Co.

 6/5/00     Buffets/               Develops, owns and franchises    $592.1    $541.2        12.7x         0.56x      4.7x      7.6x
            Caxton-Iseman Capital  more than 400 family-style
                                   buffet restaurants
-----------------------------------------------------------------------------------------------------------------------------------
 7/19/99    Ruth's Chris Steak     Operates fine dining steakhouse  $145.2    $177.4        16.5x         1.36x      8.2x     11.0x
            House/ Madison         restaurants (29 company-owned
            Dearborn Partners      and 29 franchisee-owned) under
                                   the "Ruth's Chris Steak House"
                                   name
-----------------------------------------------------------------------------------------------------------------------------------
12/11/98    Logan's Roadhouse/     Owns and franchises              $178.2    $178.1        21.2x         1.97x     10.7x     14.8x
            CBRL Group             roadhouse-style restaurants

 9/25/98    Domino's Pizza/        Operates more than 6,200 pizza   $921.0    $971.0        12.6x         0.85x     10.5x     14.1x
            Bain Capital           delivery stores in 64
                                   international markets

 4/27/98    Romacorp (unit of NPC  Operates and franchises Tony     $121.5    $121.5          NA          1.28x       NA      11.4x
            International)/        Roma's Famous For Ribs
            Sentinel Capital       restaurants
            Partners

 4/3/98     Bertucci's/            Operates 84 full-service,         $96.5    $104.7        28.9x         0.75x      6.9x     16.9x
            NE Restaurant Corp.    Italian restaurants under the
                                   "Bertucci's Brick Oven Pizzeria"
                                   name

10/18/97    Dairy Queen            Franchises more than 6,000       $585.0    $585.0        14.1x         1.40x      8.8x      9.8x
            International/         Dairy Queen, Orange Julius,
            Berkshire Hathaway     Karmelkorn and Golden Skillet
                                   stores

 8/4/97     Perkins Family         Owns, operates and franchises    $276.0    $276.0          NM          1.10x      7.9x     14.5x
            Restaurants LP/        restaurants family-style
            Restaurant Co.

 4/19/96    Bayport Restaurant     Owns and operates 17 "Crab House  $46.6     $73.0        21.4x         1.23x     13.5x     18.6x
            Group/ Landry's        Seafood" restaurants in Florida,
            Seafood Restaurants    Georgia and South Carolina

11/17/89    Dunkin' Donuts/        Operates 1,811 donut shops       $322.7    $403.5        28.8x         3.40x     13.8x     18.2x
            Allied-Lyons plc

 3/8/89     Pillsbury's Steak &    Includes 159 Steak & Ale and     $434.0    $434.0          NA          0.60x       NA       8.7x
            Ale and Bennigan's     221 Bennigan's restaurants
            Restaurants / Private
            Investors
                                                                              -----------------------------------------------------
                                                                                   Mean     19.1x         1.21x      8.7x     12.8x
                                                                                 Median     18.9          1.10x      8.2      13.4
                                                                                   High     28.9          3.40x     13.8      18.6
                                                                                    Low     12.2          0.46x      4.1       7.1
                                                                              -----------------------------------------------------


Notes:
-------------------
N.B. Financial information excludes one-time charges and discontinued operations. Equity and enterprise values represent the implied value of the entire company.

FACTORS AFFECTING A LEVERAGED BUYOUT

     - A transaction which utilized a capital structure comprised of bank debt and mezzanine/subordinated debt would have the following constraints:

              - 2.5x to 3.0x EBITDA for the Senior Debt (approximate 9% rate)

              - 0.5x to 1.0x EBITDA for the Subordinated Debt (approximate 13% rate)

              -     Stringent covenants

     - A transaction which utilized the high yield capital markets would have the following constraints:

              - 5.0x EBITDA for the total debt capital structure (approximate 11.5% to 12.5% rate)

              -     Minimum issue of $150 million

     - Private equity returns expected to safely be in the 20% to 30% range on the base case

     - Typically assume that the exit multiple will not exceed the current markets

     - Potential private equity investors will investigate methods of increasing cash flow:

              -     Decrease overhead and discretionary spending

              -     Examine necessary level of capital expenditures

              - Examine methods of pulling capital out of the business (i.e. real estate and franchising)

     - Both private equity investors and lenders will be focused on the extent of current operating performance issues

-------------------------------------------------------------------------------
                                    APPENDIX
-------------------------------------------------------------------------------

WEIGHTED AVERAGE COST OF CAPITAL SUMMARY

                                                                  WACC(1)
                                                                  -------

Morton's Restaurant Group                                           8.69%

RESTAURANT SECTORS(1)
Steakhouse Restaurants                                              9.86%
Upscale Casual Dining Restaurants                                   9.79%
Casual Dining Restaurants                                           9.62%

                                                   ----------------------
                                                   Mean(2)          9.75%
                                                   ----------------------

Notes:
-------------------
(1) The WACC for restaurant sectors is calculated by using the mean of the unlevered betas for comparable sector companies and then re-levering the mean unlevered beta with Morton's financial structure.
(2) Mean for restaurant sector WACC only and does not include Morton's WACC.

WEIGHTED AVERAGE COST OF CAPITAL -- STEAKHOUSE RESTAURANT SECTOR

                                                         PREDICTED            TOTAL DEBT/          PFD/          UNLEVERED
                                                          EQUITY               MARKET             MARKET          (ASSET)
               COMPANY                                    BETA(1)              EQUITY(2)         EQUITY(2)         BETA
--------------------------------------                   ---------            -----------        ---------       ---------

 Outback Steakhouse (OSI)                                  0.82                  1.5%              0.0%            0.813
 RARE Hospitality International (RARE)                     0.80                  4.7%              0.0%            0.776
 Lone Star Steakhouse & Saloon (STAR)                      0.41                  0.0%              0.0%            0.414

                                             ------------------------------------------------------------------------------
                                               Mean        0.677                 2.1%              0.0%            0.668
                                             Median        0.798                 1.5%              0.0%            0.776
                                             ------------------------------------------------------------------------------



                        RELEVERING OF ASSET BETA BASED ON THE FOLLOWING IMPLIED CAPITAL STRUCTURES
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DEBT/                                          COST OF          COST OF                                      WEIGHTED
     MARKET         PREFERRED/         RELEVERED         DEBT             DEBT            COST OF       COST OF     AVERAGE COST
     EQUITY        MARKET EQUITY         BETA          (PRE-TAX)       (AFTER-TAX)       PREFERRED      EQUITY     OF CAPITAL(3)
   -----------     -------------       ---------       ---------       -----------       ---------      -------    -------------
      69.2%            0.0%              0.99            7.67%             5.4%             0.0%         12.5%          9.5%
      71.7%            0.0%              1.00            8.17%             5.7%             0.0%         12.6%          9.7%
--------------------------------------------------------------------------------------------------------------------------------
      74.2%            0.0%              1.01            8.67%             6.1%             0.0%         12.7%          9.9%
--------------------------------------------------------------------------------------------------------------------------------
      76.7%            0.0%              1.03            9.17%             6.4%             0.0%         12.8%         10.1%
      79.2%            0.0%              1.04            9.67%             6.8%             0.0%         12.8%         10.3%


ASSUMPTIONS:  Risk Free Rate(4)       5.16%    FORMULAS: Unlevered Beta(5)   =                    Levered Beta
              Market Risk Premium      7.4%                                    -----------------------------------------------
              Marginal Tax Rate(t)    30.0%                                               1 + (D/E) (1 - t) + (Pfd/E)

                                                         Relevered Beta(5)   = Unlevered Beta * 1 + (D/E) (1 - t) + (Pfd/E)

                                                         Cost of Equity      = Risk Free Rate + Levered Beta * (Market Risk Premium)

Notes:
-------------------
(1)  Source: Barra.
(2)  Based on share prices as of 5/9/01.
(3)  Based on after-tax cost of debt.
(4)  Current yield on a 10 year U.S. treasury bond as of 5/9/01.
(5)  D = Debt, E =Equity, t = Marginal Tax Rate, Pfd = Preferred Stock.

WEIGHTED AVERAGE COST OF CAPITAL -- UPSCALE DINING RESTAURANT SECTOR

                                                         PREDICTED            TOTAL DEBT/          PFD/          UNLEVERED
                                                          EQUITY               MARKET             MARKET          (ASSET)
               COMPANY                                    BETA(1)              EQUITY(2)         EQUITY (2)         BETA
---------------------------------------                  ---------            -----------        ---------       ---------

 The Cheesecake Factory (CAKE)                              0.72                  0.0%             0.0%             0.718
 P.F. Chang's China Bistro (PFCB)                           0.60                  0.6%             0.0%             0.597

                                             ----------------------------------------------------------------------------
                                               Mean         0.659                 0.3%             0.0%             0.657
                                             Median         0.659                 0.3%             0.0%             0.657
                                             ----------------------------------------------------------------------------





                           RELEVERING OF ASSET BETA BASED ON THE FOLLOWING IMPLIED CAPITAL STRUCTURES
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DEBT/                                          COST OF          COST OF                                      WEIGHTED
     MARKET         PREFERRED/         RELEVERED         DEBT             DEBT            COST OF       COST OF     AVERAGE COST
     EQUITY        MARKET EQUITY         BETA          (PRE-TAX)       (AFTER-TAX)       PREFERRED      EQUITY     OF CAPITAL(3)
   -----------     -------------       ---------       ---------       -----------       ---------      -------    -------------
      69.2%            0.0%              0.98            7.67%             5.4%             0.0%         12.4%         9.4%
      71.7%            0.0%              0.99            8.17%             5.7%             0.0%         12.5%         9.6%
--------------------------------------------------------------------------------------------------------------------------------
      74.2%            0.0%              1.00            8.67%             6.1%             0.0%         12.6%         9.8%
--------------------------------------------------------------------------------------------------------------------------------
      76.7%            0.0%              1.01            9.17%             6.4%             0.0%         12.6%         9.8%
      79.2%            0.0%              1.02            9.67%             6.8%             0.0%         12.7%        10.0%



ASSUMPTIONS:  Risk Free Rate(4)       5.16%    FORMULAS: Unlevered Beta(5)   =                    Levered Beta
              Market Risk Premium      7.4%                                    -----------------------------------------------
              Marginal Tax Rate(t)    30.0%                                               1 + (D/E) (1 - t) + (Pfd/E)

                                                         Relevered Beta(5)   = Unlevered Beta * 1 + (D/E) (1 - t) + (Pfd/E)

                                                         Cost of Equity      = Risk Free Rate + Levered Beta * (Market Risk Premium)

Notes:
-------------------
(1)  Source: Barra.
(2)  Based on share prices as of 5/9/01.
(3)  Based on after-tax cost of debt.
(4)  Current yield on a 10 year U.S. treasury bond as of 5/9/01.
(5)  D = Debt, E =Equity, t = Marginal Tax Rate, Pfd = Preferred Stock.

WEIGHTED AVERAGE COST OF CAPITAL -- CASUAL DINING RESTAURANT SECTOR

                                                         PREDICTED            TOTAL DEBT/          PFD/          UNLEVERED
                                                          EQUITY               MARKET             MARKET          (ASSET)
               COMPANY                                    BETA(1)              EQUITY(2)         EQUITY(2)         BETA
---------------------------------------                  ---------            -----------        ---------       ---------

 Darden Restaurants (DRI)                                   0.66                  14.4%            0.0%             0.607
 Brinker International (EAT)                                0.84                   5.2%            0.0%             0.814
 Ruby Tuesday (RI)                                          0.58                   1.3%            0.0%             0.578
 CBRL Group (CBRL)                                          0.61                  13.1%            0.0%             0.565
 Applebee's International (APPB)                            0.62                   9.7%            0.0%             0.590

                                             -----------------------------------------------------------------------------
                                               Mean         0.663                  8.8%            0.0%             0.631
                                             Median         0.624                  9.7%            0.0%             0.590
                                             -----------------------------------------------------------------------------


                            RELEVERING OF ASSET BETA BASED ON THE FOLLOWING IMPLIED CAPITAL STRUCTURES
--------------------------------------------------------------------------------------------------------------------------------

   TOTAL DEBT/                                          COST OF          COST OF                                      WEIGHTED
     MARKET         PREFERRED/         RELEVERED         DEBT             DEBT            COST OF       COST OF     AVERAGE COST
     EQUITY        MARKET EQUITY         BETA          (PRE-TAX)       (AFTER-TAX)       PREFERRED      EQUITY     OF CAPITAL(3)
   -----------     -------------       ---------       ---------       -----------       ---------      -------    -------------

      69.2%            0.0%              0.94            7.67%             5.4%             0.0%         12.1%         9.2%
      71.7%            0.0%              0.95            8.17%             5.7%             0.0%         12.2%         9.4%
--------------------------------------------------------------------------------------------------------------------------------
      74.2%            0.0%              0.96            8.67%             6.1%             0.0%         12.2%         9.6%
--------------------------------------------------------------------------------------------------------------------------------
      76.7%            0.0%              0.97            9.17%             6.4%             0.0%         12.3%         9.8%
      79.2%            0.0%              0.98            9.67%             6.8%             0.0%         12.4%        10.0%


ASSUMPTIONS:  Risk Free Rate(4)       5.16%    FORMULAS: Unlevered Beta(5)   =                    Levered Beta
              Market Risk Premium      7.4%                                    -----------------------------------------------
              Marginal Tax Rate(t)    30.0%                                               1 + (D/E) (1 - t) + (Pfd/E)

                                                         Relevered Beta(5)   = Unlevered Beta * 1 + (D/E) (1 - t) + (Pfd/E)

                                                         Cost of Equity      = Risk Free Rate + Levered Beta * (Market Risk Premium)

Notes:
-------------------
(1)  Source: Barra.
(2)  Based on share prices as of 5/9/01.
(3)  Based on after-tax cost of debt.
(4)  Current yield on a 10 year U.S. treasury bond as of 5/9/01.
(5)  D = Debt, E =Equity, t = Marginal Tax Rate, Pfd = Preferred Stock.